                                                                    Exhibit 99.1



        PREIT                                                 PEI
       [GRAPHIC                                             LISTED
       OMITTED]                                              NYSE










                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST




                        QUARTERLY SUPPLEMENTAL DISCLOSURE







                                 (JUNE 30, 2004)




                                  WWW.PREIT.COM

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE




                                TABLE OF CONTENTS
                                ------------------
Company Information                                                                   1

Timeline/Recent Developments                                                          2

Stock Information                                                                     3

Market Capitalization and Capital Resources                                           4

Balance Sheet--Wholly Owned and JV Detail                                             5

Balance Sheet--Line of Business                                                       6

Income Statement--Wholly Owned and JV Detail -Quarterly Comparison                    7

Income Statement--Line of Business- Quarterly Comparison                              8

Income Statement--Retail (Property Status) -Quarterly Comparison                      9

Income Statement--Retail (Property Subtype) -Quarterly Comparison                    10

FFO and FAD                                                                          11

Key Ratios                                                                           12

Property Debt Schedule--Wholly Owned                                                 13

Property Debt Schedule--JV                                                           14

Debt Analysis                                                                        15

Debt Ratios                                                                          16

Portfolio Summary--Retail                                                         17A-C

Property Acquisitions/Dispositions- Quarterly Summary                                18

Property Development/Redevelopment Summary                                           19

Top Twenty Tenants Schedule                                                          20

Lease Expiration Schedule - Anchor Tenants                                           21

Lease Expiration Schedule - Non-Anchor Tenants                                       22

New Lease/Renewal Summary and Analysis                                               23

Capital Expenditures                                                                 24

Enclosed Mall-Summary and Occupancy                                                  25

Enclosed Mall-Rent Summary                                                           26

Power Center- Summary and Occupancy                                                  27

Strip Center- Summary and Occupancy                                                  28

Retail Overall-  Summary and Occupancy                                               29

Summary of Portfolio Services                                                        30

Flash Report                                                                         31




RECONCILIATION TO GAAP:

Balance Sheet-Reconciliation to GAAP                                                 32

Income Statement-Reconciliation to GAAP -Quarterly                                   33

Flash Report-Reconciliation to GAAP- Quarterly                                       34

Definition page                                                                      35



THE INFORMATION SET FORTH HEREIN IS UNAUDITED, PRELIMINARY AND SUBJECT TO ADJUSTMENT WITHOUT FURTHER NOTICE. CERTAIN INFORMATION SET FORTH HEREIN CONSTITUTES FORWARD-LOOKING STATEMENTS, AND THERE ARE FACTORS THAT COULD CAUSE PREIT'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE THAT MAY BE CONTAINED IN OR IMPLIED BY ANY SUCH FORWARD-LOOKING STATEMENTS, INCLUDING, WITHOUT LIMITATION, THE ABILITY OF PREIT TO GROW INTERNALLY OR BY ACQUISITION AND TO INTEGRATE ACQUIRED BUSINESSES, THE AVAILABILITY OF ADEQUATE FUNDS AT REASONABLE COST NECESSARY FOR GROWTH AND DEVELOPMENT, CHANGING INDUSTRY AND COMPETITIVE CONDITIONS, AND OTHER RISKS OUTSIDE THE CONTROL OF PREIT REFERRED TO IN PREIT'S REGISTRATION STATEMENTS AND PERIODIC REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE

COMPANY INFORMATION

                                PENNSYLVANIA REIT
                 200 South Broad Street, Philadelphia, PA 19102
                              http://www.preit.com


Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls and power centers (approximately 33.8 million square feet) located in the Mid-Atlantic Region. PREIT's portfolio consists of 58 properties in 14 states. PREIT's portfolio includes 40 shopping malls, 14 strip and power centers and four industrial properties. PREIT is headquartered in Philadelphia, Pennsylvania. On June 17, 2004 the Company announced agreements for disposition of five malls and one strip center. Upon completion of the transactions, PREIT's portfolio will consist of 52 properties in 12 states, including 35 malls, 13 strip and power centers and four industrial properties totaling approximately
30.4 million square feet.

RESEARCH COVERAGE

--------------------------------------------------------------------------------
COMPANY                           ANALYST                    PHONE NUMBER
-------                           -------                    ------------
--------------------------------------------------------------------------------
Green Street Advisors             Gregory R. Andrews         (949) 640-8780
                                  Barbara M. Hoogland        (949) 640-8780
--------------------------------------------------------------------------------
JP Morgan                         Michael W. Mueller         (212) 622-6689
                                  Anthony Paolone            (212) 622-6682
                                  Joshua Bederman            (212) 622-6530
--------------------------------------------------------------------------------
Legg Mason Wood Walker            David M. Fick              (410) 539-0000
                                  Nathan Isbee               (410) 454-4143
--------------------------------------------------------------------------------
Lehman Brothers                   David Shulman              (212) 526-3413
                                  Alexander D. Goldfarb      (212) 526-5232
--------------------------------------------------------------------------------
UBS                               Ian C. Weissman            (212) 713-8602
                                  Keith A. Mills             (212) 713-3098
                                  Frank Rybinski             (212) 713-2364
--------------------------------------------------------------------------------




QUARTERLY EARNINGS SCHEDULE

PREIT's quarterly results will be announced in accordance with the following schedule:

--------------------------------------------------------------------------------
 QUARTER                               2004                     2003
 -------                               ----                     ----
--------------------------------------------------------------------------------
 First Quarter                       5/5/2004                 5/14/2003
--------------------------------------------------------------------------------
 Second Quarter                      8/5/2004                 8/11/2003
--------------------------------------------------------------------------------
 Third Quarter                     11/4/2004 (1)              11/5/2003
--------------------------------------------------------------------------------
 Fourth Quarter                    2/24/2005 (1)              2/25/2004
--------------------------------------------------------------------------------
 (1)  Tentative dates.
--------------------------------------------------------------------------------










           Quarterly conference calls are arranged by KCSA Worldwide. To participate, please contact Evan Smith at (212) 896-1251.


                  For additional information, please contact:
                         Edward Glickman or Nurit Yaron
                             200 South Broad Street
                             Philadelphia, PA 19102
                  (215) 875-0700 Phone (866) 875-0700 Toll Free
                   (215) 546-7311 Fax yaronn@preit.com Email

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE


                          TIME LINE/RECENT DEVELOPMENTS
                          -----------------------------

JULY 30, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees has declared a quarterly cash dividend of $0.54 per common share. PREIT also announced that its Board of Trustees has declared a regular quarterly dividend of $1.375 per share on its 11.00% senior preferred shares.

JULY 30, 2004 - Pennsylvania Real Estate Investment Trust announced that its Board of Trustees elected Professor Stephen B. Cohen to serve PREIT as a Class B Trustee. The Board of Trustees also appointed Professor Cohen to serve as a member of the Audit Committee.

JULY 26, 2004 - Pennsylvania Real Estate Investment Trust announced that it intends to release its financial results for the second quarter and six months ended June 30, 2004, on Thursday, August 5, 2004. It also announced that Management will hold a conference call on Thursday, August 5, 2004 at 3:00PM EST to review the Company's second quarter and six month results, market trends and future outlook.

JULY 14, 2004 - Pennsylvania Real Estate Investment Trust announced that Wal-Mart Stores, Inc. will build a 147,550 square foot store at the Company's Echelon Mall in Voorhees, New Jersey.

JUNE 17, 2004 - Pennsylvania Real Estate Investment Trust announced agreements for the disposition of five malls for $110.7 million and the sale of its 60% ownership in one strip center for $4.1 million. PREIT revised its 2004 FFO guidance assuming the five-mall transaction will be completed on September 1, 2004 and the strip mall transaction will be completed on August 1, 2004. Net income available to common shares is expected to be between $1.12 and $1.24 per share. FFO per share is expected to be between $3.52 and $3.64 per share.

JUNE 4, 2004 - Pennsylvania Real Estate Investment Trust announced that its shareholders approved the election of all of the nominees to its Board of Trustees and also ratified KPMG LLP as the Trust's independent auditor for 2004. The following trustees were elected to PREIT's Board: Edward A. Glickman, Rosemarie B. Greco, Ira M. Lubert, Donald F. Mazziotti, Mark E. Pasquerilla and George F. Rubin. In addition, Jeffrey P. Orleans resigned from the PREIT Board of Trustees.

JUNE 4, 2004 - Pennsylvania Real Estate Investment Trust announced that Ronald Rubin, PREIT's Chairman and CEO, will present at the National Association of Real Estate Investment Trust's (NAREIT) Institutional Investor Forum in New York City, New York, on Monday, June 7, 2004 at 11:15AM EST.

JUNE 3, 2004 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of the remaining 27% ownership interest in, and now owns 100% of, Cherry Hill Mall, Cherry Hill, New Jersey. PREIT purchased the remaining equity in New Castle Associates, which owns Cherry Hill Mall, for approximately 609,000 Operating Partnership units at $29.285 per unit.

MAY 20, 2004 - Pennsylvania Real Estate Investment Trust announced that it had completed the acquisition of The Gallery at Market East II, Philadelphia, PA, from 5 North Fifth Street, L.P., for $32 million. The acquisition was funded from the Company's line of credit.

MAY 5, 2004 - Pennsylvania Real Estate Investment Trust announced its results for the first quarter ended March 31, 2004. Net income available to common shares for the first quarter of 2004 was $0.16 per share. FFO per common share and Operating Partnership unit for the first quarter of 2004 was $0.85, which was at the midpoint of the Company's guidance provided in February 2004.

APRIL 27, 2004 - Pennsylvania Real Estate Investment Trust announced that Robert
F. McCadden will join PREIT on May 17, 2004 as its Chief Financial Officer and Executive Vice President.


NOTE: COPIES OF THE PRESS RELEASES ARE AVAILABLE ON THE COMPANY'S WEBSITE AT WWW.PREIT.COM.

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE



STOCK INFORMATION
------------------
PREIT's common stock trades on the New York Stock Exchange (symbol: PEI).

PREIT's preferred stock trades on the New York Stock Exchange (symbol: PEIPRA).




                                                                 Q2:6/30/04        Q1:3/31/04       CY:12/31/03
---------------------------------------------------------------------------------------------------------------
High Price                                                            37.87             37.85             36.30
Low Price                                                             30.25             33.30             24.70
Close                                                                 34.25             37.66             36.30
Average Daily Trading Volume                                        181,397           220,144           109,892
Common Shares Outstanding at end of period                       35,938,306        35,778,863        35,544,265
O.P. Units                                                        4,444,030         3,834,714         3,691,516
                                                            ---------------   ---------------   ---------------
Fully Diluted Shares Outstanding                                 40,382,336        39,613,577        39,235,781
Weighted Avg. number of common shares outstanding                35,516,772        35,403,257        20,389,577
Weighted Avg. effect of full conversion of O.P. units             4,028,892         3,836,144         2,303,449
                                                            ---------------   ---------------   ---------------
Wtd Avg. Common Shares Outstanding and O.P. Units                39,545,664        39,239,401        22,693,026
Preferred Shares, Nominal Value                             $   123,750,000   $   123,750,000   $   123,750,000
Market Value of Shares (based on closing price)             $ 1,506,845,008   $ 1,615,597,310   $ 1,548,008,850
---------------------------------------------------------------------------------------------------------------




                                                                Q2:6/30/03        CY 12/31/02        CY 12/31/01
---------------------------------------------------------------------------------------------------------------
High Price                                                            30.34             27.20             25.05
Low Price                                                             27.94             20.55             18.25
Close                                                                 29.95             26.00             23.20
Average Daily Trading Volume                                         85,567            41,495            39,463
Common Shares Outstanding at end of period                       16,837,304        16,697,119        15,876,084
O.P. Units                                                        2,057,618         1,763,318         1,753,580
                                                            ---------------   ---------------   ---------------
Fully Diluted Shares Outstanding                                 18,894,922        18,460,437        17,629,664
Weighted Avg. number of common shares outstanding                16,615,576        16,162,327        14,656,711
Weighted Avg. effect of full conversion of O.P. units             1,998,708         1,804,779         1,869,383
                                                            ---------------   ---------------   ---------------
Wtd Avg. Common Shares Outstanding and O.P. Units                18,614,284        17,967,106        16,526,094
Preferred Shares, Nominal Value
Market Value of Shares (based on closing price)               $ 565,902,914     $ 479,971,362     $ 409,008,205
---------------------------------------------------------------------------------------------------------------

SHAREHOLDER INFORMATION

TEN LARGEST INSTITUTIONAL SHAREHOLDERS:
COMMON SHARES HELD (1)                                       6/30/2004
                                                            -----------
RREEF Real Estate Securities Advisers, L.P.                   4,783,682
ING Clarion Real Estate Securities                            1,570,283
Barclays Global Investors                                     1,379,678
Vanguard Group, Inc.                                          1,367,199
Manufacturers Advisers Corporation                              953,032
State Street Global Advisors                                    774,924
Urdang Investment Management, Inc.                              773,700
Neuberger Berman, LLC                                           575,050
Deutsche Investment Management Americas, Inc.                   487,105
K.G. Redding & Associates                                       443,500
TOTAL OF TEN LARGEST INSTITUTIONAL:                          13,108,153
TOTAL OF ALL INSTITUTIONAL HOLDERS:                          20,628,341
TEN LARGEST AS % OF TOTAL INSTITUTIONAL:                          63.5%

(1) Based on 13F filings as of  6/30/04 or most recent filings.

[GRAPH OMITTED]

--------------------------------------------------------------------------------
SHARE OWNERSHIP BY INSIDERS: SHARES HELD (INCLUDING O.P.
UNITS, BENEFICIAL OWNERSHIP AND EXERCISABLE OPTIONS)


                                                                INTERIM NET
                                                                PURCHASES OF
                            AS OF 4/1/04(1)   % OF TOTAL (2)      SHARES (3)     AS OF 12/31/03(4)   % OF TOTAL (5)
                            ---------------   --------------   -------------     -----------------   --------------
Mark Pasquerilla               2,398,073          5.9%             1,000            2,397,073             6.1%
Ronald Rubin                     859,469          2.1%            20,621              838,848             2.1%
George F. Rubin                  434,925          1.1%            14,390              420,535             1.1%
Leonard I. Korman                363,475          0.9%            50,690              312,785             0.8%
Edward A. Glickman               225,856          0.6%            12,626              213,230             0.5%
Jonathan B. Weller               165,736          0.4%            13,206              152,530             0.4%
Joseph F. Coradino               125,043          0.3%            13,386              111,657             0.3%
Jeffrey P. Orleans                84,958          0.2%             2,210               82,748             0.2%
Jeffrey A. Linn                   72,450          0.2%             3,094               69,356             0.2%
Douglas S. Grayson                45,306          0.1%             3,154               42,152             0.1%
David J. Bryant                   24,894          0.1%             3,642               21,252             0.1%
Bruce Goldman                     16,499          0.0%             5,746               10,753             0.0%
Lee H. Javitch                    15,375          0.0%             3,250               12,125             0.0%
Rosemarie B. Greco                 9,375          0.0%             2,250                7,125             0.0%
Ira Lubert                         5,500          0.0%             2,250                3,250             0.0%
Donald Mazziotti                   1,985          0.0%               N/A                  N/A             N/A
John J. Roberts                    1,000          0.0%               N/A                  N/A             N/A
                             ---------------------------------------------------------------------------------------
     TOTAL (6)                 4,793,078         12.0%           151,515            4,643,637            12.0%
--------------------------------------------------------------------------------------------------------------------




(1) Source of Insider Ownership: Proxy dated April 29, 2004. Refer to footnotes in proxy for details on beneficial ownership.

(2)  Based on fully diluted shares outstanding as of June 30, 2004.

(3) Includes purchases of shares, issuance of restricted stocks awards, issuances of O.P. units, and exercisable options.

(4)  Source of Insider Ownership: S-4 SEC filing dated October 1, 2003.

(5)  Based on fully diluted shares outstanding as of December 31, 2003.

(6) In certain instances, two trustees beneficially own the same shares because they share voting or investment power over the shares. These shares have been counted only once in the total.

DISTRIBUTION INFORMATION


                                                Q2:6/30/04   Q1:3/31/04   CY: 12/31/03   Q2:6/30/03     CY 12/31/02    CY 12/31/01
----------------------------------------------------------------------------------------------------------------------------------
Dividend per share                                $ 0.540      $ 0.540       $ 2.070      $ 0.510         $ 2.040        $ 2.040
Annualized Dividend Yield (1)                        6.3%         5.7%          5.7%         6.8%            7.8%           8.8%
Capital Gain Pre-May 6                                N/A          N/A         0.096                      $ 0.082        $ 0.110
Capital Gain Post-May 5                               N/A          N/A         0.213            0
Section 1250 Gain                                     N/A          N/A         0.480        0.064         $     -        $ 0.129
Return of Capital/Non-Taxable                         N/A          N/A         0.085        0.021         $ 0.134        $     -
Qualified 5 Year Gain (incl. in cap. Gain)            N/A          N/A           N/A          N/A         $     -        $     -
Ordinary Income                                       N/A          N/A       $ 1.196      $ 0.425         $ 1.824        $ 1.801
----------------------------------------------------------------------------------------------------------------------------------

(1)  Based on closing stock price for the period.








------------------------------------------------------------------------------

  BREAKDOWN OF SHARE & UNIT                                    % OF 6/30/04
  OWNERSHIP:  SHARES HELD         6/30/2004       6/30/03          TOTAL
                                 ----------      --------      ------------
  Institutional(1)               20,628,341      5,018,709        51.1%
  Retail (2)                     15,435,252     12,130,162        38.2%
  Insiders (3)                    4,318,743      1,746,051        10.7%
                                 ----------     ----------       -----
       TOTAL                     40,382,336     18,894,922       100.0%



[GRAPH OMITTED]


(1)  Based on 13F filings as of 6/30/04 or most recent filings.

(2) Retail ownership equals total shares outstanding minus institutional and insider ownership.

(3) Insider holdings as of 1/4/04. (Shares and O.P. Units only. Excludes 474,335 exercisable options).

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE


MARKET CAPITALIZATION

                                                           JUNE 30, 2004           MARCH 31, 2004    DECEMBER 31, 2003
EQUITY CAPITALIZATION                                      -------------           --------------    -----------------

Shares Outstanding                                            35,938,306               35,778,863           35,544,265
O.P. Units Outstanding                                        4,444,030                 3,834,714            3,691,516
                                                         ---------------          ---------------      ---------------
TOTAL Shares and O.P. Units                                   40,382,336               39,613,577           39,235,781

Market Price (at end of period)                          $         34.25          $         37.66      $         36.30

Preferred Shares, Nominal Value                          $   123,750,000             $123,750,000         $123,750,000

EQUITY MARKET CAPITALIZATION                             $ 1,506,845,008          $ 1,615,597,310      $ 1,548,008,850

DEBT CAPITALIZATION

Unsecured Debt Balance                                     $ 219,000,000          $   182,000,000      $   170,000,000
Secured Debt Balance                                       1,376,148,003            1,386,313,775        1,396,262,538
                                                         ---------------          ---------------      ---------------
DEBT CAPITALIZATION                                      $ 1,595,148,003          $ 1,568,313,775      $ 1,566,262,538
                                                         ---------------          ---------------      ---------------
TOTAL MARKET CAPITALIZATION                              $ 3,101,993,011          $ 3,183,911,085      $ 3,114,271,388
                                                         ===============          ===============      ===============

PREFERRED SHARES/TOTAL MARKET CAPITALIZATION                         4.0%                     3.9%                 4.0%
SHARES AND O.P. UNITS/TOTAL MARKET CAPITALIZATION                   44.6%                    46.9%                45.7%
DEBT CAPITALIZATION/TOTAL MARKET CAPITALIZATION                     51.4%                    49.3%                50.3%
EQUITY CAPITALIZATION/TOTAL MARKET CAPITALIZATION                   48.6%                    50.7%                53.6%
UNSECURED DEBT BALANCE/TOTAL DEBT                                   13.7%                    11.6%                10.9%




[RESTUBBED TABLE]


                                                          JUNE 30, 2003    DECEMBER 31, 2002       DECEMBER 31, 2001
EQUITY CAPITALIZATION                                     -------------    -----------------       -----------------

Shares Outstanding                                           16,837,304           16,697,119              15,876,084
O.P. Units Outstanding                                        2,057,618            1,763,318               1,753,580
                                                         --------------      ---------------           -------------
TOTAL Shares and O.P. Units                                  18,894,922           18,460,437              17,629,664

Market Price (at end of period)                          $        29.95      $         26.00           $       23.20

Preferred Shares, Nominal Value

EQUITY MARKET CAPITALIZATION                             $  565,902,914      $   479,971,362           $ 409,008,205

DEBT CAPITALIZATION

Unsecured Debt Balance                                   $   20,249,935      $             -           $ -
Secured Debt Balance                                        816,864,718          617,279,770             506,175,818
                                                         --------------      ---------------           -------------
DEBT CAPITALIZATION                                      $  837,114,653      $   617,279,770           $ 506,175,818
                                                         --------------      ---------------           -------------
TOTAL MARKET CAPITALIZATION                              $1,403,017,567      $ 1,097,251,132           $ 915,184,023
                                                         ===============     ===============           =============

PREFERRED SHARES/TOTAL MARKET CAPITALIZATION
SHARES AND O.P. UNITS/TOTAL MARKET CAPITALIZATION                  40.3%                43.7%                   44.7%
DEBT CAPITALIZATION/TOTAL MARKET CAPITALIZATION                    59.7%                56.3%                   55.3%
EQUITY CAPITALIZATION/TOTAL MARKET CAPITALIZATION                  40.3%                43.7%                   44.7%
UNSECURED DEBT BALANCE/TOTAL DEBT                                   2.4%                 0.0%                    0.0%


[ ] PREFERRED SHARES/TOTAL MARKET CAPITALIZATION

[ ] SHARES AND O.P. UNITS/TOTAL MARKET CAPITALIZATION

[ ] DEBT CAPITALIZATION/TOTAL MARKET CAPITALIZATION


CAPITAL RESOURCES

                                                           JUNE 30, 2004       MARCH 31, 2004      DECEMBER 31, 2003
                                                           -------------       --------------      ------------------
CASH ON HAND                                             $    32,002,089      $    37,024,603        $    46,883,041

LINE OF CREDIT CAPACITY (1)                              $   500,000,000      $   500,000,000        $   500,000,000
     Amount Used (includes letters of credit)               (220,195,000)        (183,195,000)          (170,500,000)
                                                         ---------------      ---------------        ---------------
     Available LOC (2)                                   $   279,805,000      $   316,805,000        $   329,500,000

SHELF REGISTRATION                                       $ 1,000,000,000      $ 1,000,000,000        $ 1,000,000,000
     Amount Used                                            (344,146,042)        (344,146,042)          (344,146,042)
                                                         ---------------      ---------------        ---------------
     Available Shelf                                     $   655,853,958      $   655,853,958        $   655,853,958
                                                         ---------------      ---------------        ---------------
TOTAL CAPITAL RESOURCES                                  $   967,661,047      $ 1,009,683,561        $ 1,032,236,999
                                                         ---------------      ---------------        ---------------


[RESTUBBED TABLE]




CAPITAL RESOURCES

                                                           JUNE 30, 2003     DECEMBER 31, 2002       DECEMBER 31, 2001
                                                           -------------     -----------------      ------------------
CASH ON HAND                                               $  15,035,033         $  18,628,137         $  16,242,450

LINE OF CREDIT CAPACITY (1)                                $ 200,000,000         $ 200,000,000         $ 175,000,000
     Amount Used (includes letters of credit)               (118,573,671)         (131,473,671)         (100,168,659)
                                                           -------------         -------------         -------------
     Available LOC (2)                                     $  81,426,329         $  68,526,329         $  74,831,341

SHELF REGISTRATION                                         $ 500,000,000         $ 500,000,000         $ 200,000,000
     Amount Used                                            (155,977,292)         (155,977,292)         (148,925,000)
                                                           -------------         -------------         -------------
     Available Shelf                                       $ 344,022,708         $ 344,022,708         $  51,075,000
                                                           -------------         -------------         -------------
TOTAL CAPITAL RESOURCES                                    $ 440,484,070         $ 431,177,174         $ 142,148,791
                                                           -------------         -------------         -------------



(1) The unsecured revolving line of credit from November of 2003 gives PREIT the ability to increase the facility to $650 million under prescribed conditions.

(2) The available line of credit is subject to covenants that may restrict amounts that can be borrowed.

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE


BALANCE SHEET

(Wholly Owned vs. JVs)


                                                                -------------------------------------------------------------------
                                                                                           June 30, 2004
                                                                -------------------------------------------------------------------
                                                                    PREIT         PREIT's %         Corporate        Combined
                                                                Wholly Owned      of JVs (5)                           TOTAL
                                                                -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                      $ 2,457,579,069  $136,339,792                 -   $ 2,593,918,861
     Multifamily Properties                                                   -             -                 -                 -
     Industrial Properties                                            2,504,211             -                 -         2,504,211
     Land Held for Development                                        9,469,893             -                 -         9,469,893
     Construction In Progress                                        17,519,214     1,505,540                 -        19,024,754
                                                                -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                        2,487,072,387   137,845,332                 -     2,624,917,719
     Accumulated Depreciation                                      (116,663,152)  (32,847,127)                -      (149,510,279)
                                                                -------------------------------------------------------------------
Net Real Estate                                                   2,370,409,235   104,998,205                 -     2,475,407,440
                                                                -------------------------------------------------------------------
Advances to Partnerships and Joint Ventures                                   -             -                                   -
                                                                -------------------------------------------------------------------
                                                                  2,370,409,235   104,998,205                 -     2,475,407,440
                                                                -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                       12,315,379     5,848,731        13,837,979        32,002,089
     Rents and Other Receivables                                     22,604,437     7,857,715           989,276        31,451,428
     Other assets held for sale (1)                                  37,190,718             -                 -        37,190,718
     Intangible Assets (2)                                          159,033,808             -        12,085,313       171,119,121
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets             34,659,911    10,795,533        18,785,165        64,240,609
                                                                -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                         265,804,253    24,501,979        45,697,733       336,003,965
                                                                -------------------------------------------------------------------
TOTAL ASSETS                                                      2,636,213,488   129,500,184        45,697,733     2,811,411,405
                                                                ===================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                       1,201,777,962   108,594,598                 -     1,310,372,560
     Mortgage Debt Premium (3)                                       65,775,443             -                          65,775,443
     Bank Loans Payable                                                       -             -       219,000,000       219,000,000
     Acquisition Term Loan & Unsecured Line of Credit                         -             -                 -                 -
     Liabilities Related to Assets held for sale                      4,261,351                               -         4,261,351
     Other Liabilities (4)                                           44,873,595     3,647,421        26,290,223        74,811,239
                                                                -------------------------------------------------------------------
TOTAL LIABILITIES                                                 1,316,688,351   112,242,019       245,290,223     1,674,220,593
                                                                -------------------------------------------------------------------
Minority Interest                                                     4,247,705             -       129,841,319       134,089,024
                                                                -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                  -             -        35,938,305        35,938,305
     Preferred Shares $0.01 Par                                                                          24,750            24,750
     Capital Contributed in Excess of Par                                     -             -       887,921,188       887,921,188
     Restricted Stock                                                         -             -        (9,618,821)       (9,618,821)
     Other Comprehensive Income                                               -             -        (1,886,164)       (1,886,164)
     Retained Earnings (Distributions in Excess of Net Income)                -             -        90,722,530        90,722,530
                                                                -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                    -             -     1,003,101,788     1,003,101,788
                                                                -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 1,320,936,056  $112,242,019   $ 1,378,233,330   $ 2,811,411,405
                                                                ===================================================================



[RESTUBBED TABLE]

                                                                -------------------------------------------------------------------
                                                                                          December 31, 2003
                                                                -------------------------------------------------------------------
                                                                     PREIT            PREIT's %        Corporate      Combined
                                                                   Wholly Owned      of JVs (5)                         TOTAL
                                                                -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                       $ 2,382,753,911   $ 133,107,107               -   $ 2,515,861,018
     Multifamily Properties                                                    -               -               -                 -
     Industrial Properties                                             2,504,211               -               -         2,504,211
     Land Held for Development                                                 -               -               -                 -
     Construction In Progress                                         20,230,813       1,506,178               -        21,736,991
                                                                -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                         2,405,488,935     134,613,285               -     2,540,102,220
     Accumulated Depreciation                                        (78,416,266)    (31,652,085)              -      (110,068,351)
                                                                -------------------------------------------------------------------
Net Real Estate                                                    2,327,072,669     102,961,200               -     2,430,033,869
                                                                -------------------------------------------------------------------
Advances to Partnerships and Joint Ventures                                    -               -                                 -
                                                                -------------------------------------------------------------------
                                                                   2,327,072,669     102,961,200               -     2,430,033,869
                                                                -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                        13,580,334       3,905,956      29,396,751        46,883,041
     Rents and Other Receivables                                      22,860,444       7,991,132       4,814,392        35,665,968
     Other assets held for sale (1)                                   37,686,662                               -        37,686,662
     Intangible Assets (2)                                           172,502,487                       9,041,888       181,544,375
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets              41,095,944      11,942,821      14,319,950        67,358,715
                                                                -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                          287,725,871      23,839,909      57,572,981       369,138,761
                                                                -------------------------------------------------------------------
TOTAL ASSETS                                                       2,614,798,540     126,801,109      57,572,981     2,799,172,630
                                                                ===================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                        1,211,192,636     109,581,659               -     1,320,774,295
     Mortgage Debt Premium (3)                                        75,488,243               -                        75,488,243
     Bank Loans Payable                                                        -               -     170,000,000       170,000,000
     Acquisition Term Loan & Unsecured Line of Credit                          -               -               -                 -
     Liabilities Related to Assets held for sale                       5,840,385                               -         5,840,385
     Other Liabilities (4)                                            46,107,438       4,110,496      40,566,634        90,784,568
                                                                -------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,338,628,702     113,692,155     210,566,634     1,662,887,491
                                                                -------------------------------------------------------------------
Minority Interest                                                      8,590,978               -     104,060,548       112,651,526
                                                                -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                   -               -      35,544,280        35,544,280
     Preferred Shares $0.01 Par                                                                           24,750            24,750
     Capital Contributed in Excess of Par                                      -               -     877,444,615       877,444,615
     Restricted Stock                                                          -               -      (3,195,777)       (3,195,777)
     Other Comprehensive Income                                                -               -      (2,005,840)       (2,005,840)
     Retained Earnings (Distributions in Excess of Net Income)                 -               -     115,821,585       115,821,585
                                                                -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                     -               -   1,023,633,613     1,023,633,613
                                                                -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 1,347,219,680   $ 113,692,155  $1,338,260,795   $ 2,799,172,630
                                                                ===================================================================


[RESTUBBED TABLE]

                                                               --------------------------------------------------------------------
                                                                                           June 30, 2003
                                                               --------------------------------------------------------------------
                                                                   PREIT           PREIT's %         Corporate         Combined
                                                                 Wholly Owned       of JVs (5)                           TOTAL
                                                               --------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties (1)                                      $ 953,825,117     $ 197,499,583                -    $1,151,324,700
     Multifamily Properties                                        66,462,701         5,947,802                -        72,410,503
     Industrial Properties                                          2,504,211                 -                -         2,504,211
     Land Held for Development                                              -                 -                -                 -
     Construction In Progress                                      11,600,909         1,559,524                -        13,160,433
                                                               --------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                      1,034,392,938       205,006,909                -     1,239,399,847
     Accumulated Depreciation                                     (66,565,965)      (43,479,796)               -      (110,045,761)
                                                               --------------------------------------------------------------------
Net Real Estate                                                   967,826,973       161,527,113                -     1,129,354,086
                                                               --------------------------------------------------------------------
Advances to Partnerships and Joint Ventures                                 -                 -        1,200,000         1,200,000
                                                               --------------------------------------------------------------------
                                                                  967,826,973       161,527,113        1,200,000     1,130,554,086
                                                               --------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                      5,587,071         6,323,226        3,124,736        15,035,033
     Rents and Other Receivables                                   11,885,445         9,022,617        2,014,452        22,922,514
     Other assets held for sale (1)                                 1,475,704           (44,036)               -         1,431,668
     Intangible Assets (2)                                         40,338,471                          5,155,886        45,494,357
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets           27,218,064        12,776,850       11,691,724        51,686,638
                                                               --------------------------------------------------------------------
         TOTAL OTHER ASSETS                                        86,504,755        28,078,657       21,986,798       136,570,210
                                                               --------------------------------------------------------------------
TOTAL ASSETS                                                    1,054,331,728       189,605,770       23,186,798     1,267,124,296
                                                                ===================================================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                       523,864,202       155,488,042                -       679,352,244
     Mortgage Debt Premium (3)                                     19,612,474                                           19,612,474
     Bank Loans Payable                                            92,506,766        25,393,234                        117,900,000
     Acquisition Term Loan & Unsecured Line of Credit              20,249,935                 -                -        20,249,935
     Liabilities Related to Assets held for sale                    1,119,984           179,955                -         1,299,939
     Other Liabilities (4)                                         22,237,990         5,443,233       14,541,228        42,222,451
                                                               --------------------------------------------------------------------
TOTAL LIABILITIES                                                 679,591,351       186,504,464       14,541,228       880,637,043
                                                               --------------------------------------------------------------------
Minority Interest                                                   5,680,717                 -       56,147,376        61,828,093
                                                               --------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                -                 -       16,837,304        16,837,304
     Preferred Shares $0.01 Par                                                                                -                 -
     Capital Contributed in Excess of Par                                   -                 -      220,081,547       220,081,547
     Restricted Stock                                                       -                 -       (3,121,496)       (3,121,496)
     Other Comprehensive Income                                             -                 -       (3,238,850)       (3,238,850)
     Retained Earnings (Distributions in Excess of Net Income)              -                 -       94,100,655        94,100,655
                                                               --------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                  -                 -      324,659,160       324,659,160
                                                               --------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $ 685,272,068     $ 186,504,464     $395,347,764    $1,267,124,296
                                                                ===================================================================


(1) Investment in real estate as of June 30, 2004 and December 31, 2003 includes $96,332,778 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties. Assets held for sale for GAAP purposes were $133,523,496 and $156,574,137 as of June 30, 2004 and December 31, 2003, respectively. During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.

(2) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(3) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(4) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.

(5) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company's Equity in these properties.




NOTE: Reconciliation to GAAP is on pages 32 to 35.

PENNSYLVANIA REIT                                            PREIT        PEI
                                                            [GRAPHIC    LISTED
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)           OMITTED]     NYSE


BALANCE SHEET (1)
(Line of Business)

                                       ---------------------------------------------------------------------------------------------
                                                                            June 30, 2004
                                       ---------------------------------------------------------------------------------------------
                                                          Power and       Total          Other                          Combined
                                             Malls      Strip Centers     Retail       Properties       Corporate        TOTAL
                                       ---------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at
 cost (2)                              $ 2,276,713,325  $ 317,205,536  $2,593,918,861 $30,998,858     $          -  $2,624,917,719
                                       =============================================================================================
Accumulated Depreciation                  (103,713,678)   (43,694,750)   (147,408,428) (2,101,851)               -    (149,510,279)
                                       =============================================================================================
Net Real Estate                          2,172,999,647    273,510,786   2,446,510,433  28,897,007                -   2,475,407,440
                                       =============================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint
 Ventures                                            -                              -           -                -               -
Advances to PREIT-RUBIN                                                             -
                                       ---------------------------------------------------------------------------------------------
                                         2,172,999,647    273,510,786   2,446,510,433  28,897,007                -   2,475,407,440
                                       ---------------------------------------------------------------------------------------------
     Allowance for Possible Losses                   -                                          -                -               -
                                       ---------------------------------------------------------------------------------------------
                                         2,172,999,647    273,510,786   2,446,510,433  28,897,007                -   2,475,407,440
                                       ---------------------------------------------------------------------------------------------
Other Assets:
Cash                                        12,970,710      5,193,400      18,164,110                   13,837,979      32,002,089
Other assets held for sale                  37,190,718                     37,190,718                            -      37,190,718
Intangible Assets (3)                      159,033,808                    159,033,808                   12,085,313     171,119,121
Other Assets, Net (4)                       39,884,604     24,188,926      64,073,530  11,844,066       19,774,441      95,692,037
                                       ---------------------------------------------------------------------------------------------
Total Other Assets                         249,079,840     29,382,326     278,462,166  11,844,066       45,697,733     336,003,965
                                       ---------------------------------------------------------------------------------------------
TOTAL ASSETS                             2,422,079,487    302,893,112   2,724,972,599  40,741,073       45,697,733   2,811,411,405
                                       =============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable              1,221,806,912     88,565,648   1,310,372,560           -                -   1,310,372,560
     Mortgage Debt Premium (5)              65,775,443              -      65,775,443           -                       65,775,443
     Bank Loans Payable                                                             -           -      219,000,000     219,000,000
     Acquisition Term Loan & Unsecured
      Line of Credit                                -                               -           -                -               -
     Construction Loans                             -               -               -           -                -               -
Liabilities Related to Assets held
 for sale                                    4,261,351                      4,261,351           -                -       4,261,351
Other Liabilities (6)                       38,911,155      5,131,022      44,042,177   4,478,839       26,290,223      74,811,239
TOTAL LIABILITIES                        1,330,754,861     93,696,670   1,424,451,531   4,478,839      245,290,223   1,674,220,593
                                       =============================================================================================
Minority Interest                            4,247,705                      4,247,705           -      129,841,319     134,089,024
                                       ---------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest
      at $1 Par                                     -                               -           -       35,938,305      35,938,305
     Preferred Shares $0.01 Par                                                                            24,750          24,750
     Capital Contributed in Excess
      of Par                                        -                               -           -      887,921,188     887,921,188
     Restricted Stock                               -                               -           -       (9,618,821)     (9,618,821)
Other Comprehensive Income                          -                               -           -       (1,886,164)     (1,886,164)
     Retained Earnings (Distributions
      in Excess of Net Income)                      -                               -           -       90,722,530      90,722,530
                                       ---------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                          -                -              -           -    1,003,101,788   1,003,101,788
                                       ---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                              $ 1,335,002,566     $ 93,696,670 $1,428,699,236  $4,478,839  $ 1,378,233,330  $2,811,411,405
                                       =============================================================================================

[RESTUBBED TABLE]


BALANCE SHEET (1)
(Line of Business)

                                     ----------------------------------------------------------------------------------------------
                                                                         December 31, 2003
                                     ----------------------------------------------------------------------------------------------
                                                      Power and         Total           Other                            Combined
                                       Malls        Strip Centers       Retail       Properties         Corporate          TOTAL
                                     ----------------------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at
 cost (2)                            $2,217,101,551   $298,759,467   $2,515,861,018   $24,241,202     $         -  $ 2,540,102,220
                                     ==============================================================================================
Accumulated Depreciation                (68,469,015)   (39,522,565)    (107,991,580)   (2,076,771)              -     (110,068,351)
                                     ==============================================================================================
Net Real Estate                       2,148,632,536    259,236,902    2,407,869,438    22,164,431               -    2,430,033,869
                                     ==============================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint
 Ventures                                         -                               -             -               -                -
Advances to PREIT-RUBIN                                                           -
                                     ----------------------------------------------------------------------------------------------
                                      2,148,632,536    259,236,902    2,407,869,438    22,164,431               -    2,430,033,869
                                     ----------------------------------------------------------------------------------------------
     Allowance for Possible Losses                -                                             -               -                -
                                     ----------------------------------------------------------------------------------------------
                                      2,148,632,536    259,236,902    2,407,869,438    22,164,431               -    2,430,033,869
                                     ----------------------------------------------------------------------------------------------
Other Assets:
Cash                                     13,158,371      4,327,918       17,486,289                    29,396,751       46,883,040
Other assets held for sale               37,686,662              -       37,686,662                                     37,686,662
Intangible Assets (3)                   172,502,487              -      172,502,487                     9,041,888      181,544,375
Other Assets, Net (4)                    42,915,526     24,994,311       67,909,837    15,980,505      19,134,342      103,024,684
                                     ----------------------------------------------------------------------------------------------
Total Other Assets                      266,263,046     29,322,229      295,585,275    15,980,505      57,572,981      369,138,761
                                     ----------------------------------------------------------------------------------------------
TOTAL ASSETS                          2,414,895,582    288,559,131    2,703,454,713    38,144,936      57,572,981    2,799,172,630
                                     ==============================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable           1,231,569,258     89,205,037    1,320,774,295             -               -    1,320,774,295
     Mortgage Debt Premium (5)           75,488,243                      75,488,243                                     75,488,243
     Bank Loans Payable                                                          -                    170,000,000      170,000,000
     Acquisition Term Loan & Unsecured
      Line of Credit                              -                               -             -               -                -
     Construction Loans                           -              -                -             -               -                -
Liabilities Related to Assets held
 for sale                                 5,840,385                       5,840,385             -               -        5,840,385
Other Liabilities (6)                    40,094,056      6,010,869       46,104,925     4,113,008      40,566,634       90,784,567
TOTAL LIABILITIES                     1,352,991,942     95,215,906    1,448,207,848     4,113,008     210,566,634    1,662,887,490
                                     ==============================================================================================
Minority Interest                         8,464,264        126,715        8,590,979             -     104,060,548      112,651,527
                                     ----------------------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest
      at $1 Par                                   -                               -             -      35,544,280       35,544,280
     Preferred Shares $0.01 Par                                                                            24,750           24,750
     Capital Contributed in Excess
      of Par                                      -                               -             -     877,444,615      877,444,615
     Restricted Stock                             -                               -             -      (3,195,777)      (3,195,777)
Other Comprehensive Income                        -                               -             -      (2,005,840)      (2,005,840)
     Retained Earnings (Distributions
      in Excess of Net Income)                    -                               -             -     115,821,585      115,821,585
                                      ---------------------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                        -              -                -             -   1,023,633,613    1,023,633,613
                                      ---------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                             $1,361,456,206   $ 95,342,621  $ 1,456,798,827    $4,113,008 $ 1,338,260,795  $ 2,799,172,630
                                      =============================================================================================


[RESTUBBED TABLE]


BALANCE SHEET (1)
(Line of Business)

                                     -----------------------------------------------------------------------------------
                                                                     June 30, 2003
                                                                          Other                             Combined
                                          Retail         Multifamily    Properties        Corporate          TOTAL
                                     -----------------------------------------------------------------------------------
ASSETS
Investments in Real Estate, at
 cost (2)                             $ 1,151,324,700    $ 72,410,503    $15,664,644       $        -   $ 1,239,399,847
                                     ===================================================================================
Accumulated Depreciation                  (86,614,873)    (21,379,445)    (2,051,443)               -      (110,045,761)
                                     ===================================================================================
Net Real Estate                         1,064,709,827      51,031,058     13,613,201                -     1,129,354,086
                                     ===================================================================================
Investments in PREIT-RUBIN
Advances to Partnerships and Joint
 Ventures                                           -               -              -        1,200,000         1,200,000
Advances to PREIT-RUBIN
                                     -----------------------------------------------------------------------------------
                                        1,064,709,827      51,031,058     13,613,201        1,200,000     1,130,554,086
                                     -----------------------------------------------------------------------------------
     Allowance for Possible Losses                  -               -              -                -                 -
                                     -----------------------------------------------------------------------------------
                                        1,064,709,827      51,031,058     13,613,201        1,200,000     1,130,554,086
                                     -----------------------------------------------------------------------------------
Other Assets:
Cash                                       10,721,507       1,188,790              -        3,124,736        15,035,033
Other assets held for sale                                  1,431,668                                                 -
Intangible Assets (3)                      40,338,471                                       5,155,886        45,494,357
Other Assets, Net (4)                      51,011,940                      9,891,036       13,706,176        74,609,152
                                     -----------------------------------------------------------------------------------
Total Other Assets                        102,071,918       2,620,458      9,891,036       21,986,798       136,570,210
                                     -----------------------------------------------------------------------------------
TOTAL ASSETS                            1,166,781,745      53,651,516     23,504,237       23,186,798     1,267,124,296
                                     ===================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable               642,016,704      37,335,540              -                -       679,352,244
     Mortgage Debt Premium (5)             19,612,474               -              -                -        19,612,474
     Bank Loans Payable                    87,553,496               -     30,346,504                -       117,900,000
     Acquisition Term Loan &
      Unsecured Line of Credit             20,249,935               -              -                -        20,249,935
     Construction Loans                             -               -              -                -                 -
Liabilities Related to Assets held
 for sale                                           -       1,299,939              -                -         1,299,939
Other Liabilities (6)                      24,849,397               -      2,831,826       14,541,228        42,222,451
TOTAL LIABILITIES                         794,282,006      38,635,479     33,178,330       14,541,228       880,637,043
                                     ===================================================================================
Minority Interest                           5,680,717                              -       56,147,376        61,828,093
                                     -----------------------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest
      at $1 Par                                     -               -              -       16,837,304        16,837,304
     Preferred Shares $0.01 Par
     Capital Contributed in Excess
      of Par                                        -               -              -      220,081,547       220,081,547
     Restricted Stock                               -               -              -       (3,121,496)       (3,121,496)
Other Comprehensive Income                          -               -              -       (3,238,850)       (3,238,850)
     Retained Earnings (Distributions
      in Excess of Net Income)                      -               -              -       94,100,655        94,100,655
                                     -----------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                          -               -              -      324,659,160       324,659,160
                                     -----------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS'
  EQUITY                                $ 799,962,723    $ 38,635,479    $33,178,330    $ 395,347,764   $ 1,267,124,296
                                     ===================================================================================


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Trust's Equity in these properties.

(2) Investment in real estate as of June 30, 2004 and December 31, 2003 includes $96,332,778 and $118,887,475, respectively relating to the non-core properties. The non-core properties are classified as held-for-sale for GAAP purposes. Other assets held for sale represents intangible assets and current assets of the non-core properties. Assets held for sale for GAAP purposes were $133,523,496 and $156,574,137 as of June 30, 2004 and December 31, 2003, respectively. During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.

(3) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.

(4) Deferred Costs, Prepaid Taxes and Expenses and Other Assets include Rents and Other Receivables for Partnerships and Joint Ventures.

(5) Represents premium that is recorded in connection with debt assumed in connection with property purchases. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.

(6) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.



NOTE: Reconciliation to GAAP is on pages 32 to 35.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                         [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

INCOME STATEMENT (1)
QUARTERLY COMPARISON

(Wholly Owned vs. JV)                                             Q2 04
                                                         (3 MONTHS ENDED 6/30/04)
                                        --------------------------------------------------------------------------------  ----------
                                         WHOLLY OWNED               JVS                 CORPORATE             COMBINED      TOTAL %
                                                                                                                TOTAL       CHANGE
                                        --------------------------------------------------------------------------------  ----------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)            $ 65,645,467          $  5,295,006             $      -             70,940,473       88.1%
Straight-Lining of Base Rents               1,206,595                11,480                    -              1,218,075       99.0%
Percentage Rents                            1,397,974             (102,372)                    -              1,295,602      349.6%
Expense Reimbursables                      30,076,550             1,716,739                                  31,793,289      178.8%
Lease Termination                             983,379                     -                    -                983,379         N/A
Other Real Estate Revenues                  2,200,737               254,498                    -              2,455,235       66.5%
                                        --------------------------------------------------------------------------------- ----------
TOTAL REVENUES                            101,510,702   93%       7,175,351   7%        $      -     0%     108,686,053      110.8%
                                        --------------------------------------------------------------------------------  ----------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  28,368,973             1,700,315                    -             30,069,288      113.0%
Real Estate Taxes                           9,990,778               513,124                    -             10,503,902      124.2%
Minority Interest in Properties               219,384                     -                                     219,384         N/A
                                        --------------------------------------------------------------------------------  ----------
TOTAL EXPENSES                             38,579,135   95%       2,213,439   5%               -     0%      40,792,574      114.6%
                                        --------------------------------------------------------------------------------  ----------

                                        --------------------------------------------------------------------------------  ==========
NET OPERATING INCOME                       62,931,567   93%       4,961,912   7%               -     0%      67,893,479      108.6%
                                        ================================================================================  ==========
OTHER INCOME (EXPENSES)
Management Company Revenue                          -                     -            1,736,239              1,736,239      -52.5%
Interest and Other Income                           -                     -              432,403                432,403      123.9%
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                   -                     -          (6,204,872)            (6,204,872)       57.2%
Other G&A Expenses                                  -                     -          (5,572,969)            (5,572,969)       56.1%
                                        --------------------------------------------------------------------------------  ==========
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION       62,931,567  108%       4,961,912   9%     (9,609,199)   -16%      58,284,280      101.8%
                                        ================================================================================  ==========
Interest Expense (2)(3)                  (17,060,967)           (2,171,992)          (1,576,215)           (20,809,174)       48.9%
Depreciation & Amortization              (23,667,734)           (1,141,390)                    -           (24,809,124)      198.2%
                                        --------------------------------------------------------------------------------  ----------
TOTAL OTHER INCOME (EXPENSES)            (40,728,701)           (3,313,382)          (1,576,215)           (45,618,298)      104.6%
                                        --------------------------------------------------------------------------------  ----------
Gains (losses) on sales of interests
in Real Estate                                                            -                   -                      -          N/A
                                        --------------------------------------------------------------------------------  ----------
Income before Minority Interest            22,202,866             1,648,530         (11,185,414)             12,665,982       16.1%
                                        --------------------------------------------------------------------------------  ----------
Minority Interest of O.P. Unitholders               -                     -          (1,052,624)            (1,052,624)       27.8%
                                        --------------------------------------------------------------------------------  ----------
Income from Operations                     22,202,866             1,648,530         (12,238,038)             11,613,358       15.1%
                                        --------------------------------------------------------------------------------  ----------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                          -                                           -         N/A
Minority Interest of O.P. Unitholders                                                  (221,615)              (221,615)         N/A
Gain (losses) on Disposition of
Discontinued Operations                             -                                                                 -         N/A
                                        --------------------------------------------------------------------------------  ----------
TOTAL DISCONTINUED OPERATIONS                       -                     -            (221,615)              (221,615)         N/A
                                        --------------------------------------------------------------------------------  ----------
Extraordinary item (Loss on early
extinguishment of debt)                                                                        -                      -         N/A
                                        --------------------------------------------------------------------------------  ----------
NET INCOME                               $ 22,202,866  195%    $  1,648,530  14%  $ (12,459,653)  -109%   $  11,391,743      -92.1%
                                        ================================================================================  ==========

(Wholly Owned vs. JV)                                             Q2 03
                                                         (3 MONTHS ENDED 6/30/03)
                                        ------------------------------------------------------------------------------
                                         WHOLLY OWNED               JVS                CORPORATE             COMBINED
                                                                                                               TOTAL
                                        ------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)           $  30,487,264          $   7,228,316            $      -         $  37,715,580
Straight-Lining of Base Rents                 557,938                 54,198                   -               612,136
Percentage Rents                              205,350                 82,791                   -               288,141
Expense Reimbursables                       8,933,230              2,468,872                                11,402,102
Lease Termination                              62,214                  6,239                   -                68,453
Other Real Estate Revenues                  1,144,078                330,638                   -             1,474,716
                                        ------------------------------------------------------------------------------
TOTAL REVENUES                             41,390,074   80%       10,171,054  20%       $      -    0%      51,561,128
                                        -------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                  11,276,214              2,839,652                   -            14,115,866
Real Estate Taxes                           3,839,101                846,218                   -             4,685,319
Minority Interest in Properties               207,167                                                          207,167
                                        -------------------------------------------------------------------------------
TOTAL EXPENSES                             15,322,482   81%        3,685,870  19%              -    0%      19,008,352
                                        -------------------------------------------------------------------------------

                                        -------------------------------------------------------------------------------
NET OPERATING INCOME                       26,067,592   80%        6,485,184  20%              -    0%      32,552,776
                                        ===============================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                          -                      -           3,654,460             3,654,460
Interest and Other Income                           -                      -             193,127               193,127
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                   -                      -         (3,948,117)           (3,948,117)
Other G&A Expenses                                  -                      -         (3,569,291)           (3,569,291)
                                        -------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION       26,067,592   90%        6,485,184  22%    (3,669,821)  -13%      28,882,955
                                        ===============================================================================
Interest Expense (2)(3)                   (9,931,193)            (4,043,922)                  -           (13,975,115)
Depreciation & Amortization               (6,994,165)            (1,324,953)                               (8,319,118)
                                        -------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)            (16,925,358)            (5,368,875)                  -           (22,294,233)
                                        -------------------------------------------------------------------------------
Gains (losses) on sales of interests
in Real Estate                               (79,800)              4,401,603                  -              4,321,803
                                        -------------------------------------------------------------------------------
Income before Minority Interest             9,062,434              5,517,912         (3,669,821)            10,910,525
                                        -------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders               -                      -           (823,758)             (823,758)
                                        -------------------------------------------------------------------------------
Income from Operations                      9,062,434              5,517,912         (4,493,579)            10,086,767
                                        -------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                    -                      -                  -                      -
Minority Interest of O.P. Unitholders                                               (15,649,831)          (15,649,831)
Gain (losses) on Disposition of
Discontinued Operations                   150,200,805                                                      150,200,805
                                        -------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS             150,200,805                               (15,649,831)           134,550,974
                                        -------------------------------------------------------------------------------
Extraordinary item (Loss on early
extinguishment of debt)                                                    -                   -                     -
                                        -------------------------------------------------------------------------------
NET INCOME                              $ 159,263,239  110%    $   5,517,912   4% $ (20,143,410)  -14%   $ 144,637,741
                                        ===============================================================================



(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Capitalized interest expense for the line of credit and construction loans of $424,554 is not included in the quarter ended 6/30/04 and $367,111 is not included in the quarter ended 6/30/03.
(3) Interest expense from bank loans are classified as corporate in 2004.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

Pennsylvania REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (June 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Line of Business)

                                                                              Q2 04
                                                                    (3 MONTHS ENDED 6/30/04)
                                       ---------------------------------------------------------------------------------------------
                                                                  OTHER                                      COMBINED        TOTAL %
                                           RETAIL               PROPERTIES             CORPORATE               TOTAL         CHANGE
                                       ---------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                             $ 70,855,317              $ 85,156        $           -            $ 70,940,473         82.8%
  Less Vacancies and Concessions                  -                     -                    -                       -       -100.0%
Straight-Lining of Base Rents             1,218,075                     -                    -               1,218,075         99.0%
Percentage Rents                          1,295,602                     -                    -               1,295,602        349.6%
Expense Reimbursables                    31,781,614                11,675                                   31,793,289        178.8%
Lease Termination                           983,379                     -                    -                 983,379           N/A
Other Real Estate Revenues                2,455,235                     -                    -               2,455,235         66.5%
                                       ---------------------------------------------------------------------------------------------
TOTAL REVENUES                          108,589,222  100%          96,831   0%               -       -     108,686,053        110.8%
                                       ---------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                30,066,063                 3,225                    -              30,069,288        113.0%
Real Estate Taxes                        10,494,852                 9,050                    -              10,503,902        124.2%
Minority Interest in Properties             219,384                     -                    -                 219,384           N/A
                                       ---------------------------------------------------------------------------------------------
TOTAL EXPENSES                           40,780,299  100%          12,275   0%               -       -      40,792,574        114.6%
                                       ---------------------------------------------------------------------------------------------

                                       =============================================================================================
NET OPERATING INCOME                     67,808,923  100%          84,556   0%                       -      67,893,479        108.6%
                                       =============================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                          -                   -            1,736,239               1,736,239        -52.5%
Interest and Other Income                           -                   -              432,403                 432,403        123.9%
GENERAL AND ADMINISTRATIVE:
Corporate Payroll                                   -                   -           (6,204,872)             (6,204,872)        57.2%
Other General & Administrative                      -                   -           (5,572,969)             (5,572,969)        56.1%
                                       =============================================================================================
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION     67,808,923  116%           84,55   0%      (9,609,199)  -16%       58,284,280        101.8%
                                       =============================================================================================
Interest Expense (2)(3)                 (19,232,959)                    -           (1,576,215)            (20,809,174)        48.9%
Depreciation & Amortization             (24,796,584)              (12,540)                   -             (24,809,124)       198.2%
                                       ---------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (44,029,543)              (12,540)         (1,576,215)             (45,618,298)       104.6%
                                       ---------------------------------------------------------------------------------------------
Gains(losses) on sales of interests
in Real Estate                                    -                     -                    -                       -           N/A
                                       ---------------------------------------------------------------------------------------------
Income before Minority Interest          23,779,380                72,016          (11,185,414)             12,665,982         16.1%
                                       ---------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders             -                     -           (1,052,624)             (1,052,624)       -27.8%
                                       ---------------------------------------------------------------------------------------------
Income from Operations                   23,779,380                72,016          (12,238,038)             11,613,358        -15.1%
                                       ---------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                  -                     -                    -                       -           N/A
Minority Interest of O.P. Unitholders             -                     -            (221,615)                (221,615)          N/A

Gain (losses) on Disposition of
Discontinued Operations                           -                     -                    -                       -           N/A
                                       ---------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     -                     -             (221,615)               (221,615)          N/A
                                       ---------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
extinguishment of debt)                           -                     -                    -                       -           N/A
                                       ---------------------------------------------------------------------------------------------
NET INCOME                             $ 23,779,380  209%        $ 72,016   1%   $ (12,459,653) -109%     $ 11,391,743        -92.1%
                                       =============================================================================================


                                                                              Q2 03
                                                                    (3 MONTHS ENDED 6/30/03)
                                       --------------------------------------------------------------------------------------------
                                                                                 OTHER                                   COMBINED
                                           RETAIL           MULTIFAMILY        PROPERTIES             CORPORATE           TOTAL
                                       --------------------------------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents                             $ 27,434,524        $  11,295,625        $ 83,421          $          -         $ 38,813,570
  Less Vacancies and Concessions                  -           (1,097,990)              -                     -          (1,097,990)
Straight-Lining of Base Rents               612,136                    -               -                     -              612,136
Percentage Rents                            288,141                    -               -                     -              288,141
Expense Reimbursables                    11,402,102                    -               -                     -           11,402,102
Lease Termination                             6,239               62,214               -                     -               68,453
Other Real Estate Revenues                1,093,731              380,985               -                     -            1,474,716
                                       --------------------------------------------------------------------------------------------
TOTAL REVENUES                           40,836,873  79%      10,640,834  21%     83,421  0%                 -    -      51,561,128
                                       --------------------------------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                 9,832,482            4,279,586           3,798                     -           14,115,866
Real Estate Taxes                         3,700,646              983,776             897                     -            4,685,319
Minority Interest in Properties             207,167                    -               -                     -              207,167
                                       --------------------------------------------------------------------------------------------
TOTAL EXPENSES                           13,740,295  72%       5,263,362  28%      4,695  0%                 -    -      19,008,352
                                       --------------------------------------------------------------------------------------------

                                       ============================================================================================
NET OPERATING INCOME                     27,096,578  83%       5,377,472  17%     78,726  0%                 -    -      32,552,776
                                       ============================================================================================
OTHER INCOME (EXPENSES)
Management Company Revenue                        -                    -               -             3,654,460            3,654,460
Interest and Other Income                         -                    -               -               193,127              193,127
GENERAL AND ADMINISTRATIVE:
Corporate Payroll                                 -                    -               -            (3,948,117)          (3,948,117)
Other General & Administrative                    -                    -               -            (3,569,291)          (3,569,291)
                                       ============================================================================================
EARNINGS BEFORE INTEREST EXPENSES,
TAXES, DEPRECIATION AND AMORTIZATION     27,096,578  94%       5,377,472  19%     78,726  0%        (3,669,821) -13%     28,882,955
                                       ============================================================================================
Interest Expense (2)(3)                 (12,088,601)          (1,886,514)              -                     -          (13,975,115)
Depreciation & Amortization              (8,306,203)                   -         (12,915)                    -           (8,319,118)
                                       --------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)           (20,394,804)          (1,886,514)        (12,915)                    -          (22,294,233)
                                       --------------------------------------------------------------------------------------------
Gains(losses) on sales of interests
in Real Estate                              (79,800)           4,401,603               -                     -            4,321,803
                                       --------------------------------------------------------------------------------------------
Income before Minority Interest           6,621,974            7,892,561          65,811            (3,669,821)          10,910,525
                                       --------------------------------------------------------------------------------------------
Minority Interest of O.P. Unitholders          -                       -               -              (823,758)            (823,758)
                                       --------------------------------------------------------------------------------------------
Income from Operations                    6,621,974            7,892,561          65,811            (4,493,579)          10,086,767
                                       --------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                  -                    -               -                     -                    -
Minority Interest of O.P. Unitholders             -                    -               -           (15,649,831)         (15,649,831)

Gain (losses) on Disposition of
Discontinued Operations                           -          150,200,805               -                     -          150,200,805
                                       --------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     -          150,200,805               -           (15,649,831)         134,550,974
                                       --------------------------------------------------------------------------------------------
Extraordinary item (Loss on early
extinguishment of debt)                           -                    -               -                     -                    -
                                       --------------------------------------------------------------------------------------------
NET INCOME                             $  6,621,974   5%   $ 158,093,366 109%   $ 65,811  0%      $(20,143,410) -14%   $144,637,741
                                       ============================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) Capitalized interest expense for the line of credit and construction loans of $424,554 is not included in the quarter ended 6/30/04 and $367,111 is not included in the quarter ended 6/30/03.
(3) Interest expense from bank loans are classified as corporate in 2004.

NOTE:RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

Pennsylvania REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]
RETAIL INCOME STATEMENT (1)

QUARTERLY COMPARISON
(Property Status)

                                                               Q2 04
                                                       (3 MONTHS ENDED 6/30/04)
                                          ------------------------------------------------------------------------------------------
                                           COMBINED                                             % CHANGE     % CHANGE      % CHANGE
                                             TOTAL             WO                 JVS             TOTAL          WO           JVS
                                          ------------------------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                $70,855,317     $ 65,560,311        $ 5,295,006         158.3%        213.3%       -18.6%
Straight-Lining of Base Rents               1,218,075        1,206,595             11,480          99.0%        116.3%       -78.8%
Percentage Rents                            1,295,602        1,397,974           (102,372)        349.6%        580.8%      -223.7%
Expense Reimbursables                      31,781,614       30,064,875          1,716,739         178.7%        236.6%       -30.5%
Lease Termination and Other Income            983,379          983,379                  -            N/A           N/A          N/A
Other Real Estate Revenues                  2,455,235        2,200,737            254,498         124.5%        179.7%       -17.1%
                                          ------------------------------------------------------------------------------------------
TOTAL  REVENUES                           108,589,222      101,413,871  93%     7,175,351  7%     165.9%        222.9%       -23.9%
                                          ------------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                  30,066,063       28,365,748          1,700,315         205.8%        290.3%       -33.7%
Real Estate Taxes                          10,494,852        9,981,728            513,124         183.6%        242.4%       -34.7%
Minority Interest in Properties               219,384          219,384                  -            N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
Total Operating Expenses                   40,780,299       38,566,860  95%     2,213,439  5%     196.8%        271.2%       -33.9%
                                          ==========================================================================================
NET OPERATING INCOME                       67,808,923       62,847,011  93%     4,961,912  7%     150.2%        199.0%       -18.3%
                                          ==========================================================================================
OTHER INCOME (EXP.)
Interest Expense                          (19,232,959)     (17,060,967)        (2,171,992)         59.1%        108.3%       -44.3%
Depreciation & Amortization               (24,796,584)     (23,655,194)        (1,141,390)        198.5%        238.8%       -13.9%
                                          ------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                 (44,029,543)     (40,716,161)        (3,313,382)        115.9%        168.4%       -36.6%
                                          ------------------------------------------------------------------------------------------

Gains (losses) on sales of int. in R.E              -                -                  -            N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
Income before Minority Int.                23,779,380       22,130,850          1,648,530         259.1%        283.6%        93.4%
                                          ------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:                                                                -
                                          ------------------------------------------------------------------------------------------
Income from Disposed Real Estate                    -                                   -            N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations                             -                                                N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                       -                -                               N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
Extraordinary item (Loss on
   early extinguishments of debt)                   -                -                  -            N/A           N/A          N/A
                                          ------------------------------------------------------------------------------------------
NET INCOME                                $23,779,380     $ 22,130,850  93%   $ 1,648,530  7%     259.1%        283.6%        93.4%
                                          ==========================================================================================

                                                                   Q2 03
                                                          (3 MONTHS ENDED 6/30/03)
                                          -------------------------------------------------------------
                                               COMBINED
                                                 TOTAL               WO                    JVS
                                          -------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                    $27,434,524       $ 20,926,888           $ 6,507,636
Straight-Lining of Base Rents                     612,136            557,938                54,198
Percentage Rents                                  288,141            205,350                82,791
Expense Reimbursables                          11,402,102          8,933,230             2,468,872
Lease Termination and Other Income                  6,239                  -                 6,239
Other Real Estate Revenues                      1,093,731            786,822               306,909
                                          -------------------------------------------------------------
TOTAL  REVENUES                                40,836,873         31,410,228  77%        9,426,645  23%
                                          -------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                       9,832,482          7,267,079             2,565,403
Real Estate Taxes                               3,700,646          2,915,065               785,581
Minority Interest in Properties                   207,167            207,167                     -
                                          -------------------------------------------------------------
Total Operating Expenses                       13,740,295         10,389,311  76%        3,350,984  24%
                                          =============================================================
NET OPERATING INCOME                           27,096,578         21,020,917  78%        6,075,661  22%
                                          =============================================================
OTHER INCOME (EXP.)
Interest Expense                              (12,088,601)        (8,190,465)           (3,898,136)
Depreciation & Amortization                    (8,306,203)        (6,981,250)           (1,324,953)
                                          -------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                     (20,394,804)       (15,171,715)           (5,223,089)
                                          -------------------------------------------------------------

Gains (losses) on sales of int. in R.E            (79,800)           (79,800)                    -
                                          -------------------------------------------------------------
Income before Minority Int.                     6,621,974          5,769,402               852,572
                                          -------------------------------------------------------------
DISCONTINUED OPERATIONS:                                -
                                          -------------------------------------------------------------
Income from Disposed Real Estate                        -                  -
                                          -------------------------------------------------------------
Gain (losses) on Disposition of
Discontinued Operations
                                          -------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                           -                  -                     -
                                          -------------------------------------------------------------
Extraordinary item (Loss on
   early extinguishments of debt)                       -                  -                     -
                                          -------------------------------------------------------------
NET INCOME                                    $ 6,621,974        $ 5,769,402  87%        $ 852,572  13%
                                          =============================================================

SAME STORE COMPARISON
---------------------

                                                                      Q2 04
                                                            (3 MONTHS ENDED 6/30/03)
                                        -------------------------------------------------------------------------------------------
                                         COMBINED                                                                         % CHANGE
                                           TOTAL          SAME                NEW              REDEV         DIVEST      SAME STORE
                                        -------------------------------------------------------------------------------------------
Base Rents                              $70,855,317   $ 15,894,549       $ 52,790,806       $ 2,169,963        $ -           4.7%
Straight-Lining of Base Rents             1,218,075        148,945          1,050,253            18,878          -         -39.9%
Percentage Rents                          1,295,602        (32,258)         1,267,802            60,058          -        -115.0%
Expense Reimbursables                    31,781,614      4,550,266         26,086,579         1,144,769          -           9.8%
Lease Termination                           983,379              -            983,379                 -          -            N/A
Other Real Estate Revenues                2,455,235        446,964          1,925,973            82,298          -           4.8%
                                        -------------------------------------------------------------------------------------------
TOTAL  REVENUES                         108,589,222     21,008,465  19%    84,104,791  77%    3,475,966  3%      -   0%      3.9%
                                        -------------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                30,066,063      4,045,426         25,254,759           765,879          -           3.4%
Real Estate Taxes                        10,494,852      1,628,640          8,634,314           231,899          -           1.9%
Minority Interest in Properties             219,384              -            219,384                 -                       N/A
                                        -------------------------------------------------------------------------------------------
Total Operating Expenses                 40,780,299      5,674,065  14%    34,108,456  84%      997,778  2%      -   0%      2.9%
                                        ===========================================================================================
NET OPERATING INCOME                     67,808,923     15,334,400  23%    49,996,335  74%    2,478,188  4%      -   0%      4.3%
                                        ===========================================================================================
OTHER INCOME (EXP.)
Interest Expense                        (19,232,959)    (4,737,055)       (13,727,698)         (768,206)         -         -27.4%
Depreciation & Amortization             (24,796,584)    (4,533,640)       (19,713,677)         (549,268)         -          -8.7%
                                        -------------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)               (44,029,543)    (9,270,695)       (33,441,375)       (1,317,474)         -         -19.3%
                                        -------------------------------------------------------------------------------------------
Gain (losses) on sales of int. in R.E.            -                                 -                 -                       N/A
                                        -------------------------------------------------------------------------------------------
Income before Minority Int.              23,779,380      6,063,706         16,554,961         1,160,714          -          88.8%
                                        -------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                 -                  -                 -          -            N/A
Gain (losses) on Disposition of
Discontinued Operations                           -                                                              -            N/A
                                        -------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                     -              -                                               -            N/A
                                        -------------------------------------------------------------------------------------------
Extraordinary item (Loss on                       -              -                  -                 -          -            N/A
   early extinguishment of debt)
                                        -------------------------------------------------------------------------------------------
NET INCOME                              $23,779,380    $ 6,063,706  25%  $ 16,554,961  70%  $ 1,160,714  5%    $ -   0%     88.8%
                                        ===========================================================================================

                                                                          Q2 03
                                                                  (3 MONTHS ENDED 6/30/04)
                                          -------------------------------------------------------------------------------------
                                             COMBINED
                                               TOTAL            SAME                   NEW                REDEV          DIVEST
                                          -------------------------------------------------------------------------------------
Base Rents                                 $27,434,524      $ 15,182,508          $ 10,189,785         $2,062,231         $ -
Straight-Lining of Base Rents                  612,136           247,928               346,478             17,730           -
Percentage Rents                               288,141           215,706                46,089             26,346           -
Expense Reimbursables                       11,402,102         4,142,418             6,458,819            800,865           -
Lease Termination                                6,239                 -                 6,239                  -           -
Other Real Estate Revenues                   1,093,731           426,559               543,822            123,350           -
                                          -------------------------------------------------------------------------------------
TOTAL  REVENUES                             40,836,873        20,215,119  50%       17,591,232  43%     3,030,522  7%       -
                                          -------------------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                    9,832,482         3,913,834             5,139,067            779,581           -
Real Estate Taxes                            3,700,646         1,598,374             1,886,490            215,782           -
Minority Interest in Properties                207,167                 -               207,167                  -           -
                                          -------------------------------------------------------------------------------------
Total Operating Expenses                    13,740,295         5,512,208  40%        7,232,724  53%       995,363  7%       -
                                          =====================================================================================
NET OPERATING INCOME                        27,096,578        14,702,911  54%       10,358,508  38%     2,035,159  8%       -
                                          =====================================================================================
OTHER INCOME (EXP.)
Interest Expense                           (12,088,601)       (6,525,679)           (4,785,204)          (777,718)          -
Depreciation & Amortization                 (8,306,203)       (4,965,924)           (2,662,685)          (677,594)          -
                                          -------------------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                  (20,394,804)      (11,491,603)           (7,447,889)        (1,455,312)          -
                                          -------------------------------------------------------------------------------------
Gain (losses) on sales of int. in R.E.         (79,800)          (79,800)                    -
                                          -------------------------------------------------------------------------------------
Income before Minority Int.                  6,621,974         3,211,308             2,830,819            579,847           -
                                          -------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Disposed Real Estate                                       -                     -                  -           -
Gain (losses) on Disposition of
Discontinued Operations
                                          -------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                        -                                                                      -
                                          -------------------------------------------------------------------------------------
Extraordinary item (Loss on                                            -                     -                  -           -
   early extinguishment of debt)
                                          -------------------------------------------------------------------------------------
NET INCOME                                 $ 6,621,974       $ 3,211,308  48%      $ 2,830,819  43%     $ 579,847  9%     $ -
                                          =====================================================================================

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.
                                                                          PAGE 9

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

RETAIL INCOME STATEMENT (1)
QUARTERLY COMPARISON
(Property Subtype)

                                                                                         Q2 04
                                                                                (3 MONTHS ENDED 6/30/04)
                                                        ----------------------------------------------------------------------------
                                                           COMBINED        ENCLOSED               POWER                 STRIP
                                                             TOTAL           MALL                 CENTER               CENTER
                                                        ----------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                               $  70,855,317   $ 62,546,597          $ 6,717,821         $  1,590,899
Straight-Lining of Base Rents                                1,218,075      1,104,774              113,520                (219)
Percentage Rents                                             1,295,602      1,267,634               27,968                    -
Expense Reimbursables                                       31,781,614     30,058,873            1,362,911              359,830
Lease Termination and Other Income                             983,379        983,379                    -                    -
Other Real Estate Revenues                                   2,455,235      2,416,869               34,495                3,871
                                                        ----------------------------------------------------------------------------
TOTAL  REVENUES                                            108,589,222     98,378,126  91%       8,256,715   8%       1,954,381  2%
                                                        ----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                   30,066,063     28,813,920              883,391              368,752
Real Estate Taxes                                           10,494,852      9,466,259              827,858              200,735
Minority Interest in Properties                                219,384        219,384                    -                    -
                                                        ----------------------------------------------------------------------------
Total Operating Expenses                                    40,780,299     38,499,563  94%       1,711,249   4%         569,487  1%
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
NET OPERATING INCOME                                        67,808,923     59,878,563  88%       6,545,466  10%       1,384,894  2%
                                                        ----------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                          (19,232,959)   (17,470,567)          (1,725,898)             (36,494)
Depreciation & Amortization                               (24,796,584)   (22,099,137)          (1,873,166)            (824,281)
                                                        ----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                 (44,029,543)   (39,569,704)          (3,599,064)            (860,775)
                                                        ----------------------------------------------------------------------------

Gains (losses) on sales of int. in R.E.                              -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Income before Minority Int.                                 23,779,380     20,308,859            2,946,402              524,119
                                                        ----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                        ----------------------------------------------------------------------------
Income from Disposed Real Estate                                     -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Gain (losses) on Disposition of Discontinued Operations              -
                                                        ----------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                        -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Extraordinary item (Loss on  early extinguishment
of debt)                                                             -              -                    -                    -
                                                        ----------------------------------------------------------------------------
NET INCOME                                               $  23,779,380   $ 20,308,859  85%     $ 2,946,402  12%     $   524,119  2%
                                                        ----------------------------------------------------------------------------


                                                        ------------------------------------------------------------------------
                                                           % CHANGE          % CHANGE             % CHANGE             % CHANGE
                                                                             ENCLOSED                POWER                STRIP
                                                             TOTAL             MALL                 CENTER               CENTER
                                                        ------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                      158.3%         223.2%                 2.9%                 2.3%
Straight-Lining of Base Rents                                    99.0%         160.1%               -21.0%              -100.5%
Percentage Rents                                                349.6%         485.5%               -60.0%                  N/A
Expense Reimbursables                                           178.7%         206.7%                12.2%                -7.0%
Lease Termination and Other Income                                 N/A            N/A                  N/A                  N/A
Other Real Estate Revenues                                      124.5%         126.2%                78.8%               -36.8%
                                                        ------------------------------------------------------------------------
TOTAL  REVENUES                                                 165.9%         218.7%                 3.6%                -1.9%
                                                        ------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                       205.8%         232.3%                 7.6%                 7.9%
Real Estate Taxes                                               183.6%         241.2%                12.9%                 4.2%
Minority Interest in Properties                                    N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Total Operating Expenses                                        196.8%         230.4%                10.1%                 6.6%
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
NET OPERATING INCOME                                            150.2%         211.6%                 2.0%                -5.1%
                                                        ------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                                 59.1%         120.1%               -58.1%                -2.9%
Depreciation & Amortization                                     198.5%         270.4%                -2.6%                97.1%
                                                        ------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                       115.9%         184.6%               -40.4%                88.8%
                                                        ------------------------------------------------------------------------

Gains (losses) on sales of int. in R.E.                            N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Income before Minority Int.                                     259.1%         282.0%               671.3%               -43.2%
                                                        ------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                        ------------------------------------------------------------------------
Income from Disposed Real Estate                                   N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Gain (losses) on Disposition of Discontinued Operations            N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                      N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Extraordinary item (Loss on early extinguishment
of debt)                                                           N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
NET INCOME                                                      259.1%         282.0%               671.3%               -43.2%
                                                        ------------------------------------------------------------------------


                                                                                         Q2 03
                                                                                (3 MONTHS ENDED 6/30/03)
                                                        ----------------------------------------------------------------------------
                                                           COMBINED        ENCLOSED               POWER                 STRIP
                                                             TOTAL           MALL                 CENTER               CENTER
                                                        ----------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                $ 27,434,524  $  19,354,200         $  6,525,930          $ 1,554,394
Straight-Lining of Base Rents                                  612,136        424,720              143,651               43,765
Percentage Rents                                               288,141        216,497               69,994                1,650
Expense Reimbursables                                       11,402,102      9,800,253            1,214,739              387,110
Lease Termination and Other Income                               6,239          6,239                    -                    -
Other Real Estate Revenues                                   1,093,731      1,068,315               19,293                6,123
                                                        ----------------------------------------------------------------------------
TOTAL  REVENUES                                             40,836,873     30,870,224  76%       7,973,607  20%       1,993,042   5%
                                                        ----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                    9,832,482      8,669,950              820,795              341,737
Real Estate Taxes                                            3,700,646      2,774,771              733,276              192,599
Minority Interest in Properties                                207,167        207,167                    -                    -
                                                        ----------------------------------------------------------------------------
Total Operating Expenses                                    13,740,295     11,651,888  85%       1,554,071  11%         534,336   4%
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
NET OPERATING INCOME                                        27,096,578     19,218,336  71%       6,419,536  24%       1,458,706   5%
                                                        ----------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                          (12,088,601)    (7,935,857)          (4,115,161)             (37,583)
Depreciation & Amortization                                (8,306,203)    (5,965,547)          (1,922,375)            (418,281)
                                                        ----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                 (20,394,804)   (13,901,404)          (6,037,536)            (455,864)
                                                        ----------------------------------------------------------------------------

Gains (losses) on sales of int. in R.E.                       (79,800)              -                    -             (79,800)
                                                        ----------------------------------------------------------------------------
Income before Minority Int.                                  6,621,974      5,316,932              382,000              923,042
                                                        ----------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
                                                        ----------------------------------------------------------------------------
Income from Disposed Real Estate                                     -              -                    -
                                                        ----------------------------------------------------------------------------
Gain (losses) on Disposition of Discontinued Operations
                                                        ----------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                        -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Extraordinary item (Loss on early extinguishment
of debt)                                                             -              -                    -                    -
                                                        ----------------------------------------------------------------------------
NET INCOME                                                $  6,621,974  $   5,316,932  80%     $   382,000   6%      $  923,042  14%
                                                        ----------------------------------------------------------------------------


SAME STORE COMPARISON

                                                                                         Q2 04
                                                                                (3 MONTHS ENDED 6/30/04)
                                                        ----------------------------------------------------------------------------
                                                           COMBINED        ENCLOSED               POWER                 STRIP
                                                             TOTAL           MALL                 CENTER               CENTER
                                                        ----------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                               $  15,894,549   $  7,816,949          $ 6,717,821         $  1,359,779
Straight-Lining of Base Rents                                  148,945         37,395              113,520              (1,970)
Percentage Rents                                              (32,258)       (60,226)               27,968                    -
Expense Reimbursables                                        4,550,266      2,865,493            1,362,911              321,862
Lease Termination                                                    -              -                    -                    -
Other Real Estate Revenues                                     446,964        409,134               34,495                3,335
                                                        ----------------------------------------------------------------------------
TOTAL  REVENUES                                             21,008,465     11,068,744  53%       8,256,715  39%       1,683,006  8%
                                                        ----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                    4,045,426      2,889,161              883,391              272,874
Real Estate Taxes                                            1,628,640        650,091              827,858              150,691
Minority Interest in Properties                                      -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Total Operating Expenses                                     5,674,065      3,539,251  62%       1,711,249  30%         423,565  7%
                                                        ----------------------------------------------------------------------------
                                                        ----------------------------------------------------------------------------
NET OPERATING INCOME                                        15,334,400      7,529,493  49%       6,545,466  43%       1,259,441  8%
                                                        ----------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                           (4,737,055)    (2,974,663)          (1,725,898)             (36,494)
Depreciation & Amortization                                (4,533,640)    (2,288,654)          (1,873,166)            (371,820)
                                                        ----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                  (9,270,695)    (5,263,317)          (3,599,064)            (408,314)
                                                        ----------------------------------------------------------------------------

Gain (losses) on sales of int. in R.E                                -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Income before Minority Int.                                  6,063,706      2,266,177            2,946,402              851,127
                                                        ----------------------------------------------------------------------------
Extraordinary item (Loss on early extinguishment
of debt)                                                             -              -                    -                    -
                                                        ----------------------------------------------------------------------------
NET INCOME                                               $   6,063,706   $  2,266,177  37%     $ 2,946,402  49%     $   851,127 14%
                                                        ----------------------------------------------------------------------------

                                                        ------------------------------------------------------------------------
                                                           % CHANGE          % CHANGE             % CHANGE             % CHANGE
                                                                             ENCLOSED               POWER                STRIP
                                                           TOTAL (1)           MALL                 CENTER               CENTER
                                                        ------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                        4.7%           6.8%                 2.9%                 1.8%
Straight-Lining of Base Rents                                   -39.9%         -63.7%               -21.0%              -248.7%
Percentage Rents                                               -115.0%         141.8%               -60.0%                  N/A
Expense Reimbursables                                             9.8%           9.8%                12.2%                 0.9%
Lease Termination                                                  N/A            N/A                  N/A                  N/A
Other Real Estate Revenues                                        4.8%           2.0%                78.8%               -45.5%
                                                        ------------------------------------------------------------------------
TOTAL  REVENUES                                                   3.9%           4.6%                 3.6%                 1.1%
                                                        ------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                         3.4%           3.1%                 7.6%                -6.0%
Real Estate Taxes                                                 1.9%         -10.0%                12.9%                 5.4%
Minority Interest in Properties                                    N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Total Operating Expenses                                          2.9%           0.4%                10.1%                -2.2%
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
NET OPERATING INCOME                                              4.3%           6.8%                 2.0%                 2.3%
                                                        ------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                                -27.4%          22.6%               -57.5%                -2.9%
Depreciation & Amortization                                      -8.7%         -13.9%                -2.6%                -3.7%
                                                        ------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                       -19.3%           3.5%               -39.9%                -3.6%
                                                        ------------------------------------------------------------------------

Gain (losses) on sales of int. in R.E                              N/A            N/A                  N/A                  N/A
                                                        ------------------------------------------------------------------------
Income before Minority Int.                                      88.8%          15.1%               576.1%                 5.4%
                                                        ------------------------------------------------------------------------
Extraordinary item (Loss on early extinguishment
of debt)
                                                        ------------------------------------------------------------------------
NET INCOME                                                       88.8%          15.1%               576.1%                 5.4%
                                                        ------------------------------------------------------------------------

                                                                                         Q2 03
                                                                                (3 MONTHS ENDED 6/30/03)
                                                        ----------------------------------------------------------------------------
                                                           COMBINED        ENCLOSED               POWER                 STRIP
                                                             TOTAL           MALL                 CENTER               CENTER
                                                        ----------------------------------------------------------------------------
R.E. OPERATING REVENUES
Base Rents                                                $ 15,182,508  $   7,320,551         $  6,525,930          $ 1,336,027
Straight-Lining of Base Rents                                  247,928        102,952              143,651                1,325
Percentage Rents                                               215,706        144,062               69,994                1,650
Expense Reimbursables                                        4,142,418      2,608,741            1,214,739              318,938
Lease Termination                                                    -              -                    -                    -
Other Real Estate Revenues                                     426,559        401,146               19,293                6,120
                                                        ----------------------------------------------------------------------------
TOTAL  REVENUES                                             20,215,119     10,577,452  52%       7,973,607  39%       1,664,060  8%
                                                        ----------------------------------------------------------------------------
R.E. OPERATING EXPENSES
Operating and Maintenance                                    3,913,834      2,802,875              820,795              290,164
Real Estate Taxes                                            1,598,374        722,072              733,276              143,026
Minority Interest in Properties                                      -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Total Operating Expenses                                     5,512,208      3,524,947  64%       1,554,071  28%         433,190  8%
                                                        ----------------------------------------------------------------------------
NET OPERATING INCOME                                        14,702,911      7,052,505  48%       6,419,536  44%       1,230,870  8%
                                                        ----------------------------------------------------------------------------
OTHER INCOME (EXP.)
Interest Expense                                           (6,525,679)    (2,426,723)          (4,061,373)             (37,583)
Depreciation & Amortization                                (4,965,924)    (2,657,417)          (1,922,375)            (386,132)
                                                        ----------------------------------------------------------------------------
TOTAL OTHER INCOME (EXP.)                                 (11,491,603)    (5,084,140)          (5,983,748)            (423,715)
                                                        ----------------------------------------------------------------------------
Gain (losses) on sales of int. in R.E                                -              -                    -                    -
                                                        ----------------------------------------------------------------------------
Income before Minority Int.                                  3,211,308      1,968,365              435,788              807,155
                                                        ----------------------------------------------------------------------------
Extraordinary item (Loss on early extinguishment
of debt)                                                                            -                    -                    -
                                                        ----------------------------------------------------------------------------
NET INCOME                                                $  3,211,308  $   1,968,365  61%     $   435,788  14%      $  807,155 25%
                                                        ----------------------------------------------------------------------------


(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                         [GRAPHIC OMITTED]     [GRAPHIC OMITTED]



FUNDS FROM OPERATIONS (1)                                                   Q2:6/30/04            % CHANGE             Q2:6/30/03
                                                                    -------------------   -----------------     ------------------
NET INCOME                                                                $ 11,391,743              -92.1%          $ 144,637,741
Dividends on preferred shares                                              (3,403,125)                                          -
                                                                    -------------------                         ------------------
NET INCOME ALLOCABLE TO COMMON SHAREHOLDERS                               $  7,988,618              -94.5%          $ 144,637,741

Minority Interest in Operating Partnership-continuing operations             1,052,624               27.8%                823,758
Minority Interest in Operating Partnership-discontinued operations             221,615                 N/A             15,649,831

(Gain) losses on sales of interests in real estate                                   -                 N/A            (4,321,803)
(Gain) losses on disposition of discontinued operations                              -                 N/A          (150,200,805)
Depreciation & Amortization: (2)
  Wholly owned and consolidated partnerships                                23,602,734              240.6%              6,929,165
  Unconsolidated partnerships and joint ventures                             1,141,390              -13.9%              1,324,953
  Discontinued operations                                                            -                 N/A                      -
                                                                    -------------------   -----------------     ------------------
FFO                                                                       $ 34,006,981              129.1%           $ 14,842,840
                                                                    -------------------   -----------------     ------------------
Weighted Average Shares and O.P. Units Outstanding                          39,545,664              112.4%             18,614,284
                                                                    -------------------   -----------------     ------------------
NET INCOME PER SHARE (BASIC)                                                     $0.22              -97.4%                  $8.70
                                                                    -------------------   -----------------     ------------------
FFO PER SHARE                                                                    $0.86                7.8%                  $0.80
                                                                    -------------------   -----------------     ------------------
FUNDS AVAILABLE FOR DISTRIBUTION
FFO                                                                       $ 34,006,981              129.1%           $ 14,842,840
Adjustments:
Straight-lining of base rents                                              (1,218,075)               99.0%              (612,136)
Recurring capital expenditures                                             (1,449,365)               90.3%              (761,533)
Tenant allowances                                                            (950,906)                 N/A               (44,568)
Amortization of debt premium                                               (4,848,163)              333.7%            (1,117,767)
Amortization of above-and below- market lease intangibles                      202,727               55.7%                130,174
                                                                    -------------------   -----------------     ------------------
FAD                                                                       $ 25,743,199              107.0%           $ 12,437,010
                                                                    -------------------   -----------------     ------------------
Weighted Average Shares and O.P. Units Outstanding                          39,545,664              112.4%             18,614,284
                                                                    -------------------   -----------------     ------------------
FAD PER SHARE                                                                    $0.65               -2.6%                  $0.67
                                                                    -------------------   -----------------     ------------------
PAYOUT RATIOS
                                                                    -------------------   -----------------     ------------------
DIVIDEND PER COMMON SHARE                                                        $0.54                5.9%                  $0.51
                                                                    -------------------   -----------------     ------------------

                                                                    -------------------   -----------------     ------------------
PAYOUT RATIO OF NET INCOME PER SHARE (BASIC)                                    240.1%              234.2%                   5.9%
                                                                    -------------------   -----------------     ------------------
                                                                    -------------------   -----------------     ------------------
PAYOUT RATIO OF FFO                                                              62.8%               -1.2%                  64.0%
                                                                    -------------------   -----------------     ------------------
                                                                    -------------------   -----------------     ------------------
PAYOUT RATIO OF FAD                                                              83.0%                6.6%                  76.3%
                                                                    -------------------   -----------------     ------------------

(1) Certain prior period amounts have been reclassified to conform with the current period's presentation.
(2) Excludes depreciation of non-real estate assets and amortization of deferred financing costs.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

KEY RATIOS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        Q2: 6/30/2004  Q2: 6/30/2003
COVERAGE RATIO (1)
                  Interest Coverage Ratio (EBITDA/Interest Expense)                                              2.80           2.07
------------------------------------------------------------------------------------------------------------------------------------

LEVERAGE RATIOS  (1)
                  Debt / Total Market Capitalization                                                            51.4%          59.7%
------------------------------------------------------------------------------------------------------------------------------------

OPERATING RATIOS (1)
                  NOI/Real Estate Revenues                                                                      62.5%          63.1%
------------------------------------------------------------------------------------------------------------------------------------

RETURN ON INVESTMENT RATIOS (1)
                  Total FFO/Equity Market Capitalization, net of preferred shares                                2.5%           2.6%
                  FFO multiple (Closing share price / Annualized FFO per share for quarter) (2)                  9.96           9.39
                  NOI/Total Market Capitalization at Period End                                                  2.2%           2.3%
                  NOI/Investment in Real Estate at Period End                                                    2.6%           2.6%
------------------------------------------------------------------------------------------------------------------------------------

PAYOUT RATIOS
                  FFO Payout Ratio (Dividend/FFO) per Share                                                     62.8%          64.0%
                  FAD Payout Ratio (Dividend/FAD) per Share                                                     83.0%          76.3%
------------------------------------------------------------------------------------------------------------------------------------

(1) The calculation of these ratios includes wholly owned properties, PREIT's proportional share of joint venture properties and properties classified as held for sale.
(2)  Calculations based on closing stock price at the end of the quarter.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

DEBT SCHEDULE OF  WHOLLY OWNED PROPERTIES


                                                                   PREIT's           Total               PREIT's          PREIT's
                                                                  Ownership       Investment            Investment      Accumulated
Property Name                                                      Interest         to Date             to Date(1)     Depreciation

RETAIL PROPERTIES
Beaver Valley Mall                                                   100%      $    56,017,730     $    56,017,730     $   3,502,432
Bradley Square                                                       100%            7,409,311           7,409,311                 -
Capital City (2)                                                     100%           79,585,521          79,585,521         1,298,299
Chambersburg Mall (2)(3)                                             89%            36,914,205          36,914,205           635,781
Cherry Hill Mall (4)(5)                                              100%          203,720,555         203,076,650         5,799,014

Christiana Power I                                                   100%           39,870,034          39,870,034         4,957,610
Creekview                                                            100%           19,066,343          19,066,343         2,393,141
Crest Plaza Shopping Center                                          100%           16,597,520          16,597,520         1,498,775
Crossroads Mall                                                      100%           32,734,075          32,734,075           698,798
Dartmouth Mall                                                       100%           53,739,816          53,739,816        10,081,077
Echelon Mall                                                         100%           16,561,595          16,561,595         1,380,284
Exton Square Mall (5)                                                100%          143,344,433         143,344,433         4,627,123
Festival at Exton                                                    100%           18,983,896          18,983,896         2,352,972
Francis Scott Key Mall (3)                                           89%            66,982,440          66,982,440         1,333,200
Jacksonville Mall                                                    100%           58,821,481          58,821,481         1,265,870
Logan Valley Mall (2)(3)                                             100%           81,823,079          81,823,079         1,540,437
Lycoming Mall (2)(3)                                                 89%            56,147,519          56,147,519         1,008,743
Magnolia Mall                                                        100%           57,433,716          57,433,716         8,241,641
Martinsburg Mall (3)                                                 89%            17,948,870          17,948,870                 -
Moorestown Mall                                                      100%           75,122,895          75,122,895         3,588,278
Mount Berry Square                                                   100%           16,467,178          16,467,178                 -
New River Valley Mall (3)                                            89%            32,924,344          32,924,344           559,813
Nittany Mall (2)(3)                                                  89%            45,559,814          45,559,814           735,309
North Hanover Mall (2)(3)                                            89%            27,577,203          27,577,203           511,232
Northeast Tower Center                                               100%           31,018,258          31,018,258         2,983,164
Northeast Tower Center-Home Depot                                    100%           13,578,891          13,578,891         1,425,784
Palmer Park Mall                                                     100%           37,723,765          37,723,765         6,290,190
Patrick Henry Mall (3)                                               89%            98,617,652          98,617,652         1,560,255
Paxton Towne Centre                                                  100%           53,454,145          53,454,145         5,168,328
Phillipsburg Mall (3)                                                89%            49,841,850          49,841,850           898,939
Plymouth Meeting Mall                                                100%           79,097,112          79,097,112         2,932,080
Prince Georges Plaza (5)                                             100%           89,158,299          89,158,299        11,615,130
Schuylkill Mall (2)                                                  100%           11,503,729          11,503,729                 -
Shenango Valley Mall (2)                                             100%            8,013,937           8,013,937                 -
South Blanding Village                                               100%            9,502,950           9,502,950         3,293,171
South Mall (2)(3)                                                    89%            30,892,596          30,892,596           588,493
The Commons at Magnolia                                              100%            9,888,963           9,888,963         1,154,533
The Gallery at Market East I                                         100%           48,305,302          48,305,302         1,494,492
The Gallery at Market East II                                        100%           28,003,086          28,003,086           137,221
Uniontown Mall (2)(3)                                                89%            28,825,979          28,825,979           564,459
Valley Mall                                                          100%           82,958,674          82,958,674         1,926,471
Valley View Mall                                                     100%           51,460,089          51,460,089           836,156
Viewmont Mall (2)(3)                                                 89%            71,018,423          71,018,423         1,195,197
Washington Crown Center (2)                                          89%            46,863,710          46,863,710         1,273,871
West Manchester Mall (2)(3)                                          89%            34,989,753          34,989,753                 -
Willow Grove Park                                                    100%          171,610,386         171,610,386         8,977,614
Wiregrass Mall (5)                                                   100%           40,694,261          40,694,261           806,331
Wyoming Valley Mall (2)(3)                                           100%           87,366,805          87,366,805         1,429,593
Land held for development                                            100%            9,469,893           9,469,893
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                                    $ 2,485,212,081     $ 2,484,568,176     $ 114,561,301
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                                          100%      $        84,610     $        84,610     $      81,610
ARA Services, Pennsauken, NJ                                         100%              210,473             210,473           169,547
Interstate Container Corporation                                     100%            1,802,271           1,802,271         1,501,922
Sears Roebuck & Co.                                                  100%              406,857             406,857           348,772
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES                                       $     2,504,211     $     2,504,211     $   2,101,851
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                                              $ 2,487,716,292     $ 2,487,072,387     $ 116,663,152
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES                                      $   277,311,385     $   137,845,332     $  32,847,127
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE/LINE OF CREDIT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES                                       $ 2,765,027,677     $ 2,624,917,719     $ 149,510,279
------------------------------------------------------------------------------------------------------------------------------------

                                                          PREIT's         PREIT's Share of                             PREIT's Share
                                                        Depreciated     O/S Mortgage Debt and       PREIT's Share       of Mortgage
Property Name                                              Costs        Mortgage Debt Premuim        of Mortgage        Debt Premium

RETAIL PROPERTIES
Beaver Valley Mall                                   $   52,515,298       $   47,096,874          $   47,096,874        $          -
Bradley Square                                            7,409,311                    -                       -                   -
Capital City (2)                                         78,287,222           59,607,679              53,029,035           6,578,644
Chambersburg Mall (2)(3)                                 36,278,424           20,639,832              18,894,922           1,744,910
Cherry Hill Mall (4)(5)                                 197,277,636           78,087,177              73,400,849           4,686,328
                                                                              58,017,197              58,017,197                   -
Christiana Power I                                       34,912,424                    -                       -                   -
Creekview                                                16,673,202                    -                       -                   -
Crest Plaza Shopping Center                              15,098,745                    -                       -                   -
Crossroads Mall                                          32,035,277           14,274,472              13,483,455             791,017
Dartmouth Mall                                           43,658,739           69,016,654              69,016,654                   -
Echelon Mall                                             15,181,311                    -                       -                   -
Exton Square Mall (5)                                   138,717,310          106,454,867              99,141,795           7,313,072
Festival at Exton                                        16,630,924                    -                       -                   -
Francis Scott Key Mall (3)                               65,649,240           36,119,707              33,066,114           3,053,593
Jacksonville Mall                                        57,555,611                    -                       -                   -
Logan Valley Mall (2)(3)                                 80,282,642           58,823,524              53,850,528           4,972,996
Lycoming Mall (2)(3)                                     55,138,776           36,119,708              33,066,114           3,053,594
Magnolia Mall                                            49,192,075           20,350,776              20,350,776                   -
Martinsburg Mall (3)                                     17,948,870           18,059,853              16,533,057           1,526,796
Moorestown Mall                                          71,534,617           63,265,790              63,265,790                   -
Mount Berry Square                                       16,467,178                    -                       -                   -
New River Valley Mall (3)                                32,364,531           17,543,858              16,060,684           1,483,174
Nittany Mall (2)(3)                                      44,824,505           30,959,749              28,342,384           2,617,365
North Hanover Mall (2)(3)                                27,065,971           20,639,832              18,894,922           1,744,910
Northeast Tower Center                                   28,035,094                    -                       -                   -
Northeast Tower Center-Home Depot                        12,153,107           12,500,000              12,500,000                   -
Palmer Park Mall                                         31,433,575           17,996,533              17,996,533                   -
Patrick Henry Mall (3)                                   97,057,397           52,115,579              47,709,679           4,405,900
Paxton Towne Centre                                      48,285,817                    -                       -                   -
Phillipsburg Mall (3)                                    48,942,911           30,959,750              28,342,384           2,617,366
Plymouth Meeting Mall                                    76,165,032                    -                       -                   -
Prince Georges Plaza (5)                                 77,543,169           43,347,420              41,582,738           1,764,682
Schuylkill Mall (2)                                      11,503,729           17,738,995              17,738,995                   -
Shenango Valley Mall (2)                                  8,013,937                    -                       -                   -
South Blanding Village                                    6,209,779                    -                       -                   -
South Mall (2)(3)                                        30,304,103           15,479,875              14,171,192           1,308,683
The Commons at Magnolia                                   8,734,430                    -                       -                   -
The Gallery at Market East I                             46,810,810                    -                       -                   -
The Gallery at Market East II                            27,865,865                    -                       -                   -
Uniontown Mall (2)(3)                                    28,261,520           24,767,799              22,673,907           2,093,892
Valley Mall                                              81,032,203                    -                       -                   -
Valley View Mall                                         50,623,933           37,638,136              37,000,000             638,136
Viewmont Mall (2)(3)                                     69,823,226           30,959,750              28,342,384           2,617,366
Washington Crown Center (2)                              45,589,839                    -                       -                   -
West Manchester Mall (2)(3)                              34,989,753           27,863,775              25,508,145           2,355,630
Willow Grove Park                                       162,632,772          112,284,720             108,850,326           3,434,394
Wiregrass Mall (5)                                       39,887,930           30,000,000              30,000,000                   -
Wyoming Valley Mall (2)(3)                               85,937,212           58,823,524              53,850,529           4,972,995
Land held for development                                 9,469,893                    -                       -                   -
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                          $2,370,006,875      $ 1,267,553,405         $ 1,201,777,962       $  65,775,443
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                          $        3,000      $             -         $             -       $           -
ARA Services, Pennsauken, NJ                                 40,926                    -                       -                   -
Interstate Container Corporation                            300,349                    -                       -                   -
Sears Roebuck & Co.                                          58,085                    -                       -                   -
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES             $      402,360      $             -         $             -       $           -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                    $2,370,409,235      $ 1,267,553,405         $ 1,201,777,962       $  65,775,443
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES            $  104,998,205      $   108,594,598         $   108,594,598       $           -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE /LINE OF CREDIT                                                $   219,000,000         $   219,000,000       $           -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES             $2,475,407,440      $ 1,595,148,003         $ 1,529,372,560       $  65,775,443
------------------------------------------------------------------------------------------------------------------------------------

                                                             Current
                                                            Morthgage         Annual             Mortgage
                                                             Interest      Mortgage Debt        Balance at       Date of
Property Name                                                  Rate           Service            Maturity        Maturity      Notes

RETAIL PROPERTIES
Beaver Valley Mall                                              7.36%      $   3,972,402      $    42,265,601      2012
Bradley Square                                                  0.00%
Capital City (2)                                                7.61%          4,602,529           47,215,150      2012
Chambersburg Mall (2)(3)                                        7.43%          1,762,666           17,199,298      2008
Cherry Hill Mall (4)(5)                                        10.60%          9,132,792           70,237,549      2005
                                                                5.00%          3,889,582           58,148,407      2005
Christiana Power I                                              0.00%                  -                    -
Creekview                                                       0.00%                  -                    -
Crest Plaza Shopping Center                                     0.00%                  -                    -
Crossroads Mall                                                 7.39%          1,191,103           12,646,534      2008
Dartmouth Mall                                                  4.95%          4,483,668           57,594,279      2013
Echelon Mall                                                    0.00%
Exton Square Mall (5)                                           6.95%          8,102,242           93,034,212      2008
Festival at Exton                                               0.00%                  -                    -
Francis Scott Key Mall (3)                                      7.43%          3,084,665           30,098,771      2008
Jacksonville Mall                                               0.00%
Logan Valley Mall (2)(3)                                        7.43%          5,023,597           49,017,998      2008
Lycoming Mall (2)(3)                                            7.43%          3,084,664           30,098,771      2008
Magnolia Mall                                                   8.20%          2,597,726           17,782,882      2007
Martinsburg Mall (3)                                            7.43%          1,542,332           15,049,385      2008
Moorestown Mall                                                 4.95%          4,115,367           52,863,321      2013
Mount Berry Square                                              0.00%
New River Valley Mall (3)                                       7.43%          1,498,266           14,619,403      2008
Nittany Mall (2)(3)                                             7.43%          2,643,998           25,798,946      2008
North Hanover Mall (2)(3)                                       7.43%          1,762,666           17,199,298      2008
Northeast Tower Center                                          0.00%                  -                    -
Northeast Tower Center-Home Depot                               7.40%            925,000           12,500,000      2005
Palmer Park Mall                                                6.77%          1,661,220           15,674,394      2009
Patrick Henry Mall (3)                                          7.43%          4,450,730           43,428,226      2008
Paxton Towne Centre                                             0.00%                  -                    -         -
Phillipsburg Mall (3)                                           7.43%          2,643,998           25,798,946      2008
Plymouth Meeting Mall                                           0.00%                  -                    -         -
Prince Georges Plaza (5)                                        8.70%          4,134,937           39,986,536      2007
Schuylkill Mall (2)                                             7.25%          3,315,300            7,442,925      2008
Shenango Valley Mall (2)                                        0.00%                  -                    -         -
South Blanding Village                                          0.00%                  -                    -         -
South Mall (2)(3)                                               7.43%          1,321,999           12,899,473      2008
The Commons at Magnolia                                         0.00%                  -                    -         -
The Gallery at Market East I                                    0.00%                  -                    -         -
The Gallery at Market East II                                   0.00%                  -                    -         -
Uniontown Mall (2)(3)                                           7.43%          2,115,199           20,639,157      2008
Valley Mall                                                     0.00%                  -                    -         -
Valley View Mall                                                6.15%          2,275,500           34,094,549      2009
Viewmont Mall (2)(3)                                            7.43%          2,643,998           25,798,946      2008
Washington Crown Center (2)                                     0.00%                  -                    -         -
West Manchester Mall (2)(3)                                     7.43%          2,379,598           23,219,052      2008
Willow Grove Park                                               8.39%         10,046,933          107,307,726      2006
Wiregrass Mall (5)                                              3.12%            967,200           30,000,000      2005
Wyoming Valley Mall (2)(3)                                      7.43%          5,023,597           49,017,998      2008
Land held for development                                       0.00%                  -                    -         -
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                                     7.18%     $  106,395,475     $  1,098,677,734
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL PROPERTIES
ARA Services, Allentown, PA                                     0.00%     $            -     $              -         -
ARA Services, Pennsauken, NJ                                    0.00%                  -                    -         -
Interstate Container Corporation                                0.00%                  -                    -         -
Sears Roebuck & Co.                                             0.00%                  -                    -         -
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL INDUSTRIAL AND LAND PROPERTIES                        0.00%     $            -     $              -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED PROPERTIES                               7.18%     $  106,395,475     $  1,098,677,734
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES                       7.47%     $   10,205,588     $     93,753,089
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE /LINE OF CREDIT
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JV PROPERTIES                        7.21%     $  116,601,063     $  1,192,430,823
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.
(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3) Mortgage Debt represents the properties allocated portion of the REMIC provided by General Electric Capital Corporation.
(4) PREIT's Investment to date is net of an allocation of the purchase price to the value of in-place leases, a market value assessment of the in-place leases, a deferral of a portion of the purchase price related to the 27% minority interest and includes improvements to the asset since the purchase.
(5) Mortgage term does not include two 12 month extensions.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

DEBT SCHEDULE OF PARTNERSHIPS AND JOINT VENTURES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          PREIT's
                                          PREIT's                                                                      Share of O/S
                                         Ownership      Total         PREIT's          PREIT's          PREIT's        Mortgage Debt
Property Name                            Interest     Investment     Investment      Accumulated      Depreciated      and Mortgage
-------------                            --------      to Date       to Date (1)     Depreciation        Costs         Debt Premuim
RETAIL PROPERTIES
Court at Oxford Valley                     50%      $  55,612,576    $ 27,806,288    $  4,345,628     $ 23,460,660     $  21,538,635

Laurel Mall                                40%         31,378,545      12,551,418       4,812,410        7,739,008         9,149,008

Lehigh Valley Mall                         50%         30,410,756      15,205,378       9,567,445        5,637,933        23,379,942

Metroplex Shopping Center (Blue Route)     50%         84,722,732      42,361,366       3,937,755       38,423,611        31,973,977

Red Rose Commons                           50%         23,878,898      11,939,449       1,442,475       10,496,974        13,741,693

Rio Mall                                   60%          8,219,542       4,931,725       2,482,355        2,449,370               -

Springfield Park I&II                      50%         13,291,878       6,645,939         638,108        6,007,831         1,819,888

Whitehall Mall                             50%         29,796,458      14,898,229       5,620,951        9,277,278         6,991,455

------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                        $  277,311,385    $136,339,792    $ 32,847,127    $ 103,492,665     $ 108,594,598
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                    50%            N/A        $  1,505,540                    $   1,505,540
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT             $        -        $  1,505,540    $      -        $   1,505,540     $      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES          $  277,311,385    $137,845,332    $ 32,847,127    $ 104,998,205     $ 108,594,598
------------------------------------------------------------------------------------------------------------------------------------
(1) Includes development and CIP costs.

------------------------------------------------------------------------------------------------------------------------------------

                                                            PREIT's
                                              PREIT's       Share of       Current         Annual       Mortgage
                                             Share of       Mortgage      Mortgages     Mortgage Debt   Balance at   Date of
Property Name                                Mortgage     Debt Premium  Interest Rate    Debt Service    Maturity    Maturity  Notes
RETAIL PROPERTIES
Court at Oxford Valley                      $ 21,538,635      $   -         8.02%      $ 2,319,426     $ 15,966,965    2011

Laurel Mall                                    9,149,008          -         6.00%          661,904        7,819,521    2013

Lehigh Valley Mall                            23,379,942          -         7.90%        2,479,260       21,750,440    2006

Metroplex Shopping Center (Blue Route)        31,973,977          -         7.25%        2,680,953       28,250,000    2011

Red Rose Commons                              13,741,693          -         7.66%        1,220,048       12,425,422    2009

Rio Mall                                             -            -         0.00%            -                -

Springfield Park I&II                          1,819,888          -         7.79%          202,561        1,411,804    2010

Whitehall Mall                                 6,991,455          -         6.77%          641,436        6,128,937    2008

------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL RETAIL PROPERTIES                $ 108,594,598      $   -         7.47%      $10,205,588     $ 93,753,089
------------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION IN PROGRESS/DEVELOPMENT
Pavilion at Market East                    $      -           $   -         0.00%
------------------------------------------------------------------------------------------------------------------------------------
SUB-TOTAL PROPERTIES UNDER DEVELOPMENT     $      -           $   -       $    -       $     -         $      -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR PARTNERSHIPS AND JOINT VENTURES  $ 108,594,598     $   -          7.47%      $10,205,588     $ 93,753,089
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes development and CIP costs.

PENNSYLVANIA REIT
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

DEBT ANALYSIS

------------------------------------------------------------------------------------------------------------------------------------
OUTSTANDING DEBT (1)
                                                      FIXED        % OF TOTAL    FLOATING   % OF TOTAL                  % OF TOTAL
                                                       RATE        INDEBTEDNESS    RATE    INDEBTEDNESS     TOTAL       INDEBTEDNESS
WHOLLY OWNED
Mortgage Notes Payable                             $1,237,553,405     77.6%   $ 30,000,000    1.9%     $1,267,553,405      79.5%

Revolving Line of Credit                                       -       0.0%          -        0.0%               -          0.0%
Acquisition Term Loan & Unsecured Line of Credit                       0.0%                   0.0%               -          0.0%
                                                   ---------------            ------------              1,267,553,405      79.5%
                   SUB-TOTAL                        1,237,553,405     77.6%   30,000,000      1.9%
PARTNERSHIPS AND JOINT VENTURES (AT PREIT'S SHARE)
Mortgage Notes Payable                                108,594,598      6.8%          -        0.0%        108,594,598       6.8%
Revolving Line of Credit                                      -        0.0%          -        0.0%                -         0.0%
Construction loans payable                                    -        0.0%          -        0.0%                -         0.0%
                                                   ---------------           ------------               ------------
                    SUB-TOTAL
                                                      108,594,598      6.8%          -        0.0%       108,594,598        6.8%
CORPORATE
Revolving Line of Credit                                               0.0%   219,000,000    13.7%       219,000,000       13.7%
                                                                             ------------               ------------
                    SUB-TOTAL
                                                                       0.0%   219,000,000    13.7%       219,000,000       13.7%
TOTAL OUTSTANDING DEBT                               1,346,148,003            249,000,000              1,595,148,003
SWAP                                                          -                       -                           -
                                                    --------------             ------------
TOTAL DEBT AFTER HEDGE                              $1,346,148,003    84.4%   $249,000,000   15.6%    $1,595,148,003      100.0%
------------------------------------------------------------------------------------------------------------------------------------
(1) Includes mark to market of debt.                                                                                 [Chart Omitted]

--------------------------------------------------------------------------------
WEIGHTED AVERAGE INTEREST RATES
                                                                WEIGHTED AVERAGE
                                           PRINCIPAL BALANCE      INTEREST RATE
   Fixed Rate Debt                        $ 1,280,372,560              7.30%
   Mortgage Debt Premium                       65,775,443               N/A
   Floating Rate Debt                         249,000,000              3.10%
                                          --------------------------------------
  TOTAL                                   $ 1,595,148,003              6.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
INTEREST RATE HEDGING INSTRUMENTS
                      INTEREST      EXPIRATION                      FIXED RATE IN   FLOATING RATE
  NOMINAL AMOUNT     RATE LIMIT        DATE        NOMINAL AMOUNT     AGREEMENT      IN AGREEMENT    EXPIRATION DATE
----------------------------------------------     -----------------------------------------------------------------
CAP   None                                    SWAP      None


--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MORTGAGE/CONSTRUCTION MATURITY SCHEDULE (1)
                      MORTGAGE BALANCE AT        % OF DEBT      CUMULATIVE % OF
          YEAR             MATURITY               EXPIRING       DEBT EXPIRING
--------------------------------------------------------------------------------

           2004       $       -                     0.0%             0.0%
           2005           170,885,956              14.3%            14.3%
           2006           129,058,166              10.8%            25.2%
           2007            57,769,418               4.8%            30.0%
           2008           519,136,276              43.5%            73.5%
           2009            62,194,365               5.2%            78.8%
           2010             1,411,804               0.1%            78.9%
           2011            44,216,965               3.7%            82.6%
           2012            89,480,751               7.5%            90.1%
           2013           118,277,121               9.9%           100.0%
Thereafter
                              -                     0.0%           100.0%
                      ------------------------------------
                      $ 1,192,430,823             100.0%
-------------------------------------------------------------------------

(1) The average period to mortgage maturity is 4.8 years.

------------------------------------------------------------------------------------------------------------------------------------
AVERAGE DEBT BALANCE
                                                           MORTGAGE DEBT (1) &    LINE OF CREDIT
                                                           CONSTRUCTION LOANS      & BANK LOANS        REMIC              TOTAL
                                                           -------------------------------------------------------------------------
BEGINNING BALANCE                               3/31/2004    $ 902,059,700        $ 182,000,000     $ 484,254,075    $ 1,568,313,866
Acquisitions- The Gallery at Market East II     5/18/2004                            25,000,000                           25,000,000
Working Capital                                 6/15/2004                            12,000,000                           12,000,000
Debt Amortization (2)                           6/30/2004       (5,787,812)                          (4,377,960)       (10,165,772)
                                                            ------------------------------------------------------------------------

ENDING BALANCE                                  6/30/2004    $ 896,271,888        $ 219,000,000     $ 479,876,115    $ 1,595,148,003
WEIGHTED AVERAGE BALANCE                                     $ 902,059,700        $ 195,791,209     $ 484,254,075    $ 1,582,104,984
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes mark to market of debt.
(2) Includes the amortization of debt premium.

PENNSYLVANIA REIT
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

DEBT RATIOS(1)

                                                                                              6/30/2004                    6/30/2003
                                                                                         --------------               --------------
TOTAL LIABILITIES TO GROSS ASSET VALUE
     Ratio of Total Liabilities(2) to Gross Asset Value(3) less than or equal to
       0.65 to 1.00.
     Total Liabilities                                                                  $ 1,610,383,019              $   869,295,566
     Gross Asset Value                                                                  $ 3,105,246,953              $ 1,451,596,076
     RATIO                                                                                       51.86%                       59.89%
------------------------------------------------------------------------------------------------------------------------------------
EBITDA TO INTEREST EXPENSE
     Ratio of EBITDA(4) to Interest Expense(5) greater than or equal to 1.90 to
       1.00.
     EBITDA                                                                             $   186,087,656              $   100,609,636
     Interest Expense                                                                   $    85,026,790              $    47,479,403
     RATIO                                                                                         2.19                         2.12
------------------------------------------------------------------------------------------------------------------------------------
ADJUSTED EBITDA TO FIXED CHARGES
     Ratio of Adjusted EBITDA(6) to Fixed Charges(7) greater than or equal to
       1.50 to 1.00.
     Adjusted EBITDA                                                                    $   184,384,301              $    98,839,001
     Fixed Charges                                                                      $   109,871,886              $    54,788,643
     RATIO                                                                                         1.68                         1.80
------------------------------------------------------------------------------------------------------------------------------------
SECURED INDEBTEDNESS TO GROSS ASSET VALUE
     Ratio of Secured Indebtedness(8) to Gross Asset Value(3) less than or equal to 0.60 to 1.00.
     Secured Indebtedness                                                               $ 1,310,372,560
     Gross Asset Value                                                                  $ 3,105,246,953
     RATIO                                                                                       42.20%                          N/A
------------------------------------------------------------------------------------------------------------------------------------

(1) Debt ratios are based on loan covenants included in the Trust's Line of Credit facility, led by Wells Fargo Bank National Association, which was effective as of November 20, 2003.
(2) Total Liabilities defined as: Total PREIT consolidated GAAP liabilities plus certain letters of credit and other off balance sheet liabilities.
(3) Gross Asset Value defined as: The sum of (i) Adjusted NOI for all Properties of PREIT, its subsidiaries and unconsolidated affiliates (excluding adjusted NOI for development and major redevelopment Property and the non-core properties) for the previous rolling four quarter period, capitalized at 9.00%, plus (ii) cash and cash equivalents plus (iii) all accounts receivable net of reserves plus (iv) book value of Property upon which construction is in progress and land held for development plus (v) development costs plus (vi) adjusted NOI for major redevelopment Property for the recent fiscal quarter (excluding those acquired or disposed of during such quarter) multiplied by 4 and capitalized at 9.00% plus (vii) redevelopment and predevelopment costs plus (viii) the purchase price of Property purchased in the last 2 fiscal quarters (excluding Crown properties) plus (ix) greater of PREIT's (a) ownership share or (b) recourse share of book value of construction in progress of unconsolidated affiliates plus (x) purchase price of Property by PREIT and its subsidiaries subject to purchase obligations, purchase obligations, forward commitments and unfunded obligations plus (xi) adjusted NOI for all non-core properties for the previous rolling four quarters capitalized at 11.00%.
(4) EBITDA defined as: Rolling four quarters of net earnings (loss) of the Trust before minority interests and distributions to holders of Preferred Stock, plus the sum of (i) depreciation and amortization expense and other non-cash charges, plus (ii) interest expense, plus (iii) all provisions for income taxes, minus (plus) (iv) extraordinary gains (losses), plus (v) the greater of (a) ownership share or (b) recourse share of EBITDA of unconsolidated affiliates.
(5) Interest Expense defined as: All paid, accrued or capitalized interest expense excluding capitalized interest funded from construction loans plus the greater of (a) ownership share or (b) recourse share of all paid, accrued or capitalized interest expense of unconsolidated affliliates.
(6) Adjusted EBITDA defined as: EBITDA plus ground rent payments minus the Reserve for Replacements for all Properties.
(7) Fixed Charges defined as: Interest Expense plus regularly scheduled principal payments on Indebtedness other than any balloon, bullet or similar principal payment on any Indebtedness plus preferred dividends payments plus ground rent payments.
(8) Secured Indebtedness defined as: (a) Aggregated principal amount of all Indebtedness that is secured by any Lien and (b) Indebtedness under a Guaranty of the Secured Indebtedness of another.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

PORTFOLIO SUMMARY--RETAIL
(Sorted by State)


           RETAIL PROPERTIES (1)                     CITY            STATE   PROPERTY SUBTYPE  MANAGEMENT STATUS     PROPERTY STATUS
           ---------------------                     ----            -----   ----------------  -----------------     ---------------
Wiregrass Commons                           Dothan                     AL     Enclosed Mall          PREIT                  New
Christiana Power Center I                   Newark                     DE     Power Center           PREIT                Existing
South Blanding Village                      Jacksonville               FL     Strip Center           PREIT                Existing
Francis Scott Key Mall (2)                  Frederick                  MD     Enclosed Mall          PREIT                  New
Valley Mall                                 Hagerstown                 MD     Enclosed Mall          PREIT                  New
Prince Georges Plaza                        Hyattsville                MD     Enclosed Mall          PREIT             Redevelopment
Dartmouth Mall                              Dartmouth                  MA     Enclosed Mall          PREIT                Existing
Cherry Hill Mall                            Cherry Hill                NJ     Enclosed Mall          PREIT                  New
Moorestown Mall                             Moorestown                 NJ     Enclosed Mall          PREIT                  New
Phillipsburg Mall                           Phillipsburg               NJ     Enclosed Mall          PREIT                  New
Rio Grande Mall (3)                         Rio Grande                 NJ     Strip Center        Third Party             Existing
Echelon Mall                                Voorhees                   NJ     Enclosed Mall          PREIT                  New
Jacksonville Mall                           Jacksonville               NC     Enclosed Mall          PREIT                  New
Crest Plaza Shopping Center                 Allentown                  PA     Strip Center           PREIT                  New
Lehigh Valley Mall                          Allentown                  PA     Enclosed Mall       Third Party             Existing
South Mall (2)                              Allentown                  PA     Enclosed Mall          PREIT                  New
Whitehall Mall                              Allentown                  PA     Power Center        Third Party             Existing
Logan Valley Mall (2)                       Altoona                    PA     Enclosed Mall          PREIT                  New
Capital City Mall (2)                       Camp Hill                  PA     Enclosed Mall          PREIT                  New
Chambersburg Mall (2)                       Chambersburg               PA     Enclosed Mall          PREIT                  New
Palmer Park Mall                            Easton                     PA     Enclosed Mall          PREIT                Existing
------------------------------------------------------------------------------------------------------------------------------------


                                                               OWNERSHIP            DATE           YEAR BUILT/          YEARS SINCE
         RETAIL PROPERTIES (1)                                 INTEREST           ACQUIRED       LAST RENOVATED          RENOVATION
         ---------------------                              ---------------    -------------     ---------------         -----------
Wiregrass Commons                                                100%               2003           1986/1999                   5
Christiana Power Center I                                        100%               1998             1998                      6
South Blanding Village                                           100%             1988/1990          1986                     18
Francis Scott Key Mall (2)                                       89%                2003           1978/1991                  13
Valley Mall                                                      100%               2003           1974/1999                   5
Prince Georges Plaza                                             100%               1998           1959/1990                  14
Dartmouth Mall                                                   100%               1997           1971/2000                   4
Cherry Hill Mall                                                 100%               2003           1961/1990                  14
Moorestown Mall                                                  100%               2003           1963/2000                   4
Phillipsburg Mall                                                89%                2003           1989/2003                   1
Rio Grande Mall (3)                                              60%                1973           1973/1999                   5
Echelon Mall                                                     100%               2003           1970/1998                   6
Jacksonville Mall                                                100%               2003           1981/1998                   6
Crest Plaza Shopping Center                                      100%               1964           1959/2003                   1
Lehigh Valley Mall                                               50%                1973           1977/1996                   8
South Mall (2)                                                   89%                2003           1975/1992                  12
Whitehall Mall                                                   50%                1964           1964/1998                   6
Logan Valley Mall (2)                                            100%               2003           1960/1997                   7
Capital City Mall (2)                                            100%               2003           1974/1998                   6
Chambersburg Mall (2)                                            89%                2003             1982                     22
Palmer Park Mall                                                 100%             1972/2003        1972/1998                   6
------------------------------------------------------------------------------------------------------------------------------------



                                                                               OWNED GLA         OWNED GLA                   TOTAL
         RETAIL PROPERTIES (1)                                                 (ANCHORS)        (NON-ANCHORS)              OWNED GLA
         ---------------------                                                ----------       -------------               ---------
Wiregrass Commons                                                                      -             229,712                 229,712
Christiana Power Center I                                                        190,814             111,595                 302,409
South Blanding Village                                                            73,921              32,736                 106,657
Francis Scott Key Mall (2)                                                       291,620             277,869                 569,489
Valley Mall                                                                      294,348             355,892                 650,240
Prince Georges Plaza                                                             404,462             348,873                 753,335
Dartmouth Mall                                                                   208,460             315,129                 523,589
Cherry Hill Mall                                                                       -             525,310                 525,310
Moorestown Mall                                                                  408,356             324,686                 733,042
Phillipsburg Mall                                                                326,170             246,091                 572,261
Rio Grande Mall (3)                                                              136,066              29,517                 165,583
Echelon Mall                                                                     310,840             433,275                 744,115
Jacksonville Mall                                                                242,115             232,340                 474,455
Crest Plaza Shopping Center                                                       45,000              59,231                 104,231
Lehigh Valley Mall                                                               212,000             467,030                 679,030
South Mall (2)                                                                   188,858             214,877                 403,735
Whitehall Mall                                                                   294,635             239,086                 533,721
Logan Valley Mall (2)                                                            454,387             327,247                 781,634
Capital City Mall (2)                                                            204,301             284,359                 488,660
Chambersburg Mall (2)                                                            241,690             212,918                 454,608
Palmer Park Mall                                                                 314,235             131,994                 446,229
------------------------------------------------------------------------------------------------------------------------------------



         RETAIL PROPERTIES (1)                                                    SPACE NOT OWNED (NAME/GLA)      TOTAL PROPERTY GLA
         ---------------------                                                   ---------------------------     -------------------
Wiregrass Commons                                                                Dillard's           403,163                 632,875
                                                                                 JC Penney
                                                                                 McRaes
                                                                                 Parisian
Christiana Power Center I                                                                                  -                 302,409
South Blanding Village                                                                                     -                 106,657
Francis Scott Key Mall (2)                                                       Hecht's             139,333                 708,822
Valley Mall                                                                      Sears Hecht's       243,400                 893,640
Prince Georges Plaza                                                                                       -                 753,335
Dartmouth Mall                                                                   Filene's             93,123                 616,712
Cherry Hill Mall                                                                 JC Penney           740,770               1,266,080
                                                                                 Macy's
                                                                                 Strawbridge's
Moorestown Mall                                                                  Lord & Taylor       321,200               1,054,242
                                                                                 Strawbridge's
Phillipsburg Mall                                                                                          -                 572,261
Rio Grande Mall (3)                                                                                        -                 165,583
Echelon Mall                                                                     Strawbridge's       396,783               1,140,898
                                                                                 Boscov's
Jacksonville Mall                                                                                          -                 474,455
Crest Plaza Shopping Center                                                      Target              143,130                 247,361
Lehigh Valley Mall                                                               JC Penney           371,986               1,051,016
                                                                                 Strawbridge's
                                                                                 Firestone
South Mall (2)                                                                                             -                 403,735
Whitehall Mall                                                                                             -                 533,721
Logan Valley Mall (2)                                                                                      -                 781,634
Capital City Mall (2)                                                            Hecht's             120,000                 608,660
Chambersburg Mall (2)                                                                                      -                 454,608
Palmer Park Mall                                                                                           -                 446,229
------------------------------------------------------------------------------------------------------------------------------------



     RETAIL PROPERTIES (1)                                                       MAJORS / ANCHORS                   LEASE EXPIRATION
     ---------------------                                                       ----------------                   ----------------
Wiregrass Commons                                                                Dillard's                              1/31/37
                                                                                 JC Penney                              5/30/14
                                                                                 McRaes                                 1/31/37
                                                                                 Parisian                               1/31/37
Christiana Power Center I                                                        Costco                                 1/31/19
                                                                                 Dick's Sporting Gds                   11/30/13
South Blanding Village                                                           Staples                                9/30/08
                                                                                 Food Lion                              7/31/08
Francis Scott Key Mall (2)                                                       Hecht's                                  N/A
                                                                                 Sears                                  7/31/08
                                                                                 JC Penney                              5/31/06
                                                                                 Value City                             6/30/10
Valley Mall                                                                      Sears                                  4/14/44
                                                                                 JC Penney                              10/3/09
                                                                                 Bon-Ton                                1/31/14
                                                                                 Hecht's                               10/23/49
Prince Georges Plaza                                                             JC Penney                              7/31/06
                                                                                 Hecht                                 10/31/08
Dartmouth Mall                                                                   JC Penney                              7/31/09
                                                                                 Sears                                  4/12/06
                                                                                 Filene's                                 N/A
Cherry Hill Mall                                                                 JC Penney                                N/A
                                                                                 Macy's                                   N/A
                                                                                 Strawbridge's                            N/A
Moorestown Mall                                                                  Boscov's                              10/31/10
                                                                                 Lord & Taylor                            N/A
                                                                                 Sears                                  10/5/22
                                                                                 Strawbridge's                            N/A
Phillipsburg Mall                                                                Bon-Ton                                1/31/10
                                                                                 JC Penney                              3/31/10
                                                                                 Sears                                  4/30/09
                                                                                 Kohl's                                 1/31/25
Rio Grande Mall (3)                                                              K-Mart                                 7/31/18
                                                                                 Staples                               10/31/04
Echelon Mall                                                                     Boscov's                                 N/A
                                                                                 Strawbridge's                            N/A
Jacksonville Mall                                                                Belks                                  8/21/11
                                                                                 JC Penney                              8/31/05
                                                                                 Sears                                  8/4/11
Crest Plaza Shopping Center                                                      Weis Market                            1/31/07
                                                                                 Target                                   N/A
Lehigh Valley Mall                                                               Macy's                                 7/31/12
                                                                                 JC Penney                                N/A
                                                                                 Strawbridge's                            N/A
South Mall (2)                                                                   Bon-Ton                                9/30/05
                                                                                 Stein Mart                            10/31/06
                                                                                 Steve & Barry's                        1/31/11
Whitehall Mall                                                                   Kohl's                                 3/9/07
                                                                                 Sears                                  9/18/11
                                                                                 Bed, Bath & Beyond                     1/31/10
Logan Valley Mall (2)                                                            JC Penney                              6/30/17
                                                                                 Kaufmann's                             1/31/05
                                                                                 Sears                                 10/31/16
Capital City Mall (2)                                                            JC Penney                             11/30/10
                                                                                 Hecht's                                  N/A
                                                                                 Sears                                  7/31/04
Chambersburg Mall (2)                                                            Bon-Ton                                7/31/05
                                                                                 JC Penney                              3/31/12
                                                                                 Sears                                  2/9/10
                                                                                 Value City                             2/28/07
Palmer Park Mall                                                                 Bon-Ton                                7/25/14
                                                                                 Boscov's                              10/31/18
------------------------------------------------------------------------------------------------------------------------------------

                                                                        PAGE 17A

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]

PORTFOLIO SUMMARY-RETAIL
(Sorted by State)

                                                                                PROPERTY
           RETAIL PROPERTIES (1)                 CITY                STATE       SUBTYPE      MANAGEMENT STATUS      PROPERTY STATUS
           ---------------------                 ----                -----       -------      -----------------      ---------------
Exton Square Mall                           Exton                     PA     Enclosed Mall          PREIT                  New
Festival at Exton                           Exton                     PA     Strip Center           PREIT                Existing
North Hanover Mall (2)                      Hanover                   PA     Enclosed Mall          PREIT                  New
Paxton Towne Centre                         Harrisburg                PA     Power Center           PREIT                Existing
Laurel Mall                                 Hazleton                  PA     Enclosed Mall       Third Party             Existing
Red Rose Commons                            Lancaster                 PA     Power Center        Third Party             Existing
The Court at Oxford Valley                  Langhorne                 PA     Power Center        Third Party             Existing
Beaver Valley Mall                          Monaca                    PA     Enclosed Mall          PREIT                Existing
Lycoming Mall (2)                           Pennsdale                 PA     Enclosed Mall          PREIT                  New
Northeast Tower Center                      Philadelphia              PA     Power Center           PREIT                Existing
The Gallery at Market East I (4)            Philadelphia              PA     Enclosed Mall          PREIT                  New
The Gallery at Market East II (4)           Philadelphia              PA     Enclosed Mall          PREIT                  New
Plymouth Meeting Mall                       Plymouth Meeting          PA     Enclosed Mall          PREIT                  New
Metroplex Shopping Center                   Plymouth Meeting          PA     Power Center        Third Party             Existing
Viewmont Mall (2)                           Scranton                  PA     Enclosed Mall          PREIT                  New
Springfield Park  I & II                    Springfield               PA     Strip Center           PREIT                Existing
Nittany Mall (2)                            State College             PA     Enclosed Mall          PREIT                  New
Uniontown Mall (2)                          Uniontown                 PA     Enclosed Mall          PREIT                  New
Creekview Shopping Center                   Warrington                PA     Power Center           PREIT                Existing
------------------------------------------------------------------------------------------------------------------------------------


                                                                                     YEAR BUILT/      YEARS SINCE
         RETAIL PROPERTIES (1)           OWNERSHIP INTEREST      DATE ACQUIRED     LAST RENOVATED     RENOVATION
         ---------------------           ------------------      -------------     --------------     ------------

Exton Square Mall                               100%                  2003            1973/2000             4
Festival at Exton                               100%                  1998               1991              13
North Hanover Mall (2)                          89%                   2003            1967/1999             5
Paxton Towne Centre                             100%                  1999               2001               3
Laurel Mall                                     40%                   1988            1973/1995             9
Red Rose Commons                                50%                   1998               1998               6
The Court at Oxford Valley                      50%                   1997               1996               8
Beaver Valley Mall                              100%                  2002            1970/1991            13
Lycoming Mall (2)                               89%                   2003            1978/1990            14
Northeast Tower Center                          100%               1998/1999          1997/1998             6
The Gallery at Market East I (4)                100%                  2003            1977/1990            13
The Gallery at Market East II (4)               100%                  2004               1984              20
Plymouth Meeting Mall                           100%                  2003            1966/1999             5
Metroplex Shopping Center                       50%                   1999               2001               3
Viewmont Mall (2)                               89%                   2003            1968/1996             8
Springfield Park  I & II                        50%                1997/1998          1997/1998             6
Nittany Mall (2)                                89%                   2003            1968/1990            14
Uniontown Mall (2)                              89%                   2003            1972/1990            14
Creekview Shopping Center                       100%                  1999               2001               3
--------------------------------------------------------------------------------------------------------------------


    RETAIL PROPERTIES (1)             OWNED GLA (ANCHORS)       OWNED GLA (NON-ANCHORS)          TOTAL OWNED GLA
    ---------------------             -------------------       -----------------------         -----------------
Exton Square Mall                          440,301                     369,483                       809,784
Festival at Exton                           60,425                      84,578                       145,003
North Hanover Mall (2)                     288,177                     161,009                       449,186
Paxton Towne Centre                        151,627                     292,856                       444,483
Laurel Mall                                350,323                     208,479                       558,802
Red Rose Commons                              -                        263,452                       263,452
The Court at Oxford Valley                 176,831                     280,032                       456,863
Beaver Valley Mall                         511,267                     446,709                       957,976
Lycoming Mall (2)                          321,441                     340,035                       661,476
Northeast Tower Center                     256,021                     182,521                       438,542
The Gallery at Market East I (4)                                       193,550                       193,550
The Gallery at Market East II (4)          127,271                     207,129                       334,400
Plymouth Meeting Mall                      345,000                     413,585                       758,585
Metroplex Shopping Center                   67,185                     410,276                       477,461
Viewmont Mall (2)                          386,262                     237,404                       623,666
Springfield Park  I & II                    83,539                      43,292                       126,831
Nittany Mall (2)                           221,462                     215,617                       437,079
Uniontown Mall (2)                         421,378                     277,042                       698,420
Creekview Shopping Center                     -                        136,086                       136,086
-----------------------------------------------------------------------------------------------------------------------


         RETAIL PROPERTIES (1)                 SPACE NOT OWNED (NAME/GLA)                     TOTAL PROPERTY GLA
        ----------------------           ---------------------------------------          -----------------------------
Exton Square Mall                         Strawbridge's K-Mart            277,468                 1,087,252
Festival at Exton                                                            -                      145,003
North Hanover Mall (2)                                                       -                      449,186
Paxton Towne Centre                       Target Costco                   273,058                   717,541
Laurel Mall                                                                  -                      558,802
Red Rose Commons                          Weis Markets                    199,590                   463,042
                                          Home Depot
The Court at Oxford Valley                Home Depot BJ's                 247,623                   704,486
Beaver Valley Mall                        Kaufmann's                      204,770                 1,162,746
Lycoming Mall (2)                         Kaufmann's                      120,000                   781,476
Northeast Tower Center                    Raymour & Flanigan               38,678                   477,220
The Gallery at Market East I (4)                                             -                      193,550
The Gallery at Market East II (4)                                            -                      334,400
Plymouth Meeting Mall                     Strawbridge's                   214,635                   973,220
Metroplex Shopping Center                 Target Lowe's                   300,729                   778,190
Viewmont Mall (2)                         Kaufmann's                      120,000                   743,666
Springfield Park  I & II                  Target                          145,669                   272,500
Nittany Mall (2)                          Kaufmann's                       95,000                   532,079
Uniontown Mall (2)                                                           -                      698,420
Creekview Shopping Center                 Target Lowe's                   288,916                   425,002
-----------------------------------------------------------------------------------------------------------------------


         RETAIL PROPERTIES (1)      MAJORS / ANCHORS                       LEASE EXPIRATION
         ---------------------      ----------------                       ----------------
Exton Square Mall                      Boscov's                                10/31/19
                                       JC Penney                                5/31/20
                                       K-Mart                                     N/A
                                       Sears                                    1/31/20
                                       Strawbridge's                              N/A
Festival at Exton                      Sears Hardware                           2/28/05
                                       Clemen's                                10/31/11
North Hanover Mall (2)                 Bon-Ton                                  1/31/06
                                       JC Penney                                1/31/06
                                       Black Rose Antiques                        N/A
                                       Sears                                   11/30/09
Paxton Towne Centre                    Target                                     N/A
                                       Kohl's                                   1/25/21
                                       Weis Markets                            11/30/20
                                       Costco                                     N/A
Laurel Mall                            Boscov's                                 4/30/08
                                       K-Mart                                   8/31/19
                                       JC Penney                               10/31/09
Red Rose Commons                       Weis Markets                               N/A
                                       Home Depot                                 N/A
The Court at Oxford Valley             Best Buy                                12/31/11
                                       Dick's Sporting Gds                      4/15/11
                                       Linens N Things                          2/14/17
Beaver Valley Mall                     Boscov's                                 9/30/18
                                       JC Penney                                9/30/17
                                       Sears                                    8/15/06
                                       Kaufmann's                                 N/A
Lycoming Mall (2)                      Bon-Ton                                  7/31/06
                                       JC Penney                               10/31/05
                                       Kaufman's                                  N/A
                                       Sears                                    7/31/08
                                       Value City                               7/31/08
Northeast Tower Center                 Home Depot                               9/30/05
                                       Dick's Sporting Gds                      7/31/08
                                       Petsmart                                 2/28/12
                                       Wal-Mart                                 1/31/14
The Gallery at Market East I (4)       K-Mart                                     N/A
                                       Strawbridge's                              N/A
The Gallery at Market East II (4)      Burlington Coat Factory                28/02/2032
Plymouth Meeting Mall                  AMC Theater                             12/31/18
                                       Boscov's                                10/31/16
                                       Strawbridge's                              N/A
Metroplex Shopping Center              Target                                     N/A
                                       Lowe's                                     N/A
                                       Giant                                    2/28/21
Viewmont Mall (2)                      JC Penney                               10/31/05
                                       Sears                                   12/31/05
                                       Kauffmann's                                N/A
Springfield Park  I & II               Target                                     N/A
                                       Bed, Bath & Beyond                       1/31/09
                                       LA Fitness                               3/31/17
Nittany Mall (2)                       Bon-Ton                                  1/31/08
                                       JC Penney                                7/31/05
                                       Kaufmann's                                 N/A
                                       Sears                                    8/31/05
Uniontown Mall (2)                     Bon-Ton                                  1/31/06
                                       JC Penney                               10/31/05
                                       Roomful Express Furn.                    3/26/05
                                       Sears                                    2/25/08
                                       Teletech Customer Care                   6/28/05
                                       Value City                               7/31/07
Creekview Shopping Center              Target                                     N/A
                                       Lowe's                                     N/A
                                       Genuardi's                              12/31/21
-------------------------------------------------------------------------------------------------

                                                                        PAGE 17B

PENNSYLVASNIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

PORTFOLIO SUMMARY-RETAIL
(Sorted by State)
                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]

                                                                            PROPERTY
          RETAIL PROPERTIES (1)              CITY             STATE          SUBTYPE         MANAGEMENT STATUS       PROPERTY STATUS
          ---------------------              ----             -----          -------         -----------------       ---------------
Washington Crown Center (2)               Washington           PA         Enclosed Mall            PREIT                   New
Wyoming Valley Mall (2)                   Wilkes-Barre         PA         Enclosed Mall            PREIT                   New
Willow Grove Park                         Willow Grove         PA         Enclosed Mall            PREIT                   New
Magnolia Mall                             Florence             SC         Enclosed Mall            PREIT                 Existing
The Commons at Magnolia                   Florence             SC         Strip Center             PREIT                 Existing
New River Valley Mall                     Christiansburg       VA         Enclosed Mall            PREIT                   New
Patrick Henry Mall                        Newport News         VA         Enclosed Mall            PREIT                   New
Crossroads Mall                           Beckley              WV         Enclosed Mall            PREIT                   New
Valley View Mall                          La Crosse            WI         Enclosed Mall            PREIT                   New
------------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square (3)                    Rome                 GA         Enclosed Mall            PREIT                   New
Schuylkill Mall (2)                       Frackville           PA         Enclosed Mall            PREIT                   New
Shenango Valley Mall (2)(3)               Hermitage            PA         Enclosed Mall            PREIT                   New
West Manchester Mall (2)(3)               York                 PA         Enclosed Mall            PREIT                   New
Bradley Square Mall (3)                   Cleveland            TN         Enclosed Mall            PREIT                   New
Martinsburg Mall (3)                      Martinsburg          WV         Enclosed Mall            PREIT                   New

TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                     YEAR BUILT/         YEARS SINCE
          RETAIL PROPERTIES (1)                        OWNERSHIP INTEREST       DATE ACQUIRED       LAST RENOVATED       RENOVATION
          ---------------------                        ------------------       -------------       --------------       -----------
Washington Crown Center (2)                                    89%                   2003             1969/1999                5
Wyoming Valley Mall (2)                                       100%                   2003             1974/1995                9
Willow Grove Park                                             100%                 2000/2003          1982/2001                3
Magnolia Mall                                                 100%                   1997             1979/1992               12
The Commons at Magnolia                                       100%                   1999             1991/2002                2
New River Valley Mall                                          89%                   2003                1988                 16
Patrick Henry Mall                                             89%                   2003             1988/1999                5
Crossroads Mall                                               100%                   2003                1981                 23
Valley View Mall                                              100%                   2003             1980/2001                3
------------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square (3)                                        100%                   2003                1991                 13
Schuylkill Mall (2)                                           100%                   2003             1980/1991               13
Shenango Valley Mall (2)(3)                                   100%                   2003             1967/1997                7
West Manchester Mall (2)(3)                                    89%                   2003             1981/1995                9
Bradley Square Mall (3)                                       100%                   2003             1991/2000                4
Martinsburg Mall (3)                                           89%                   2003             1991/1998                6

TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
------------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE                                                                                  8.63
------------------------------------------------------------------------------------------------------------------------------------



                                                                                   OWNED GLA           OWNED GLA             TOTAL
          RETAIL PROPERTIES (1)                                                    (ANCHORS)         (NON-ANCHORS)         OWNED GLA
          ---------------------                                                    ---------         -------------         ---------
Washington Crown Center (2)                                                          245,401             288,171             533,572
Wyoming Valley Mall (2)                                                              592,110             318,836             910,946
Willow Grove Park                                                                    225,000             339,062             564,062
Magnolia Mall                                                                        343,118             219,578             562,696
The Commons at Magnolia
                                                                                      51,574              52,915             104,489
New River Valley Mall                                                                240,306             187,849             428,155
Patrick Henry Mall                                                                   267,175             233,191             500,366
Crossroads Mall                                                                      256,248             193,836             450,084
Valley View Mall                                                                      96,357             238,075             334,432
------------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square (3)                                                               269,257             208,757             478,014
Schuylkill Mall (2)                                                                  346,990             318,728             665,718
Shenango Valley Mall (2)(3)                                                          400,099             108,516             508,615
West Manchester Mall (2)(3)                                                          285,515             296,641             582,156
Bradley Square Mall (3)                                                              240,421             144,335             384,756
Martinsburg Mall (3)                                                                 387,303             165,194             552,497
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS HELD FOR SALE                                                         1,929,585           1,242,171           3,171,756
TOTAL CONTINUING PROPERTIES                                                       11,368,077          12,234,415          23,602,492
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                                                11,977,083          11,535,422          23,512,505
------------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                                                                1,320,579           1,941,164           3,261,743
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE                                          13,297,662          13,476,586          26,774,248
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------



                                                                             SPACE NOT OWNED                          TOTAL PROPERTY
          RETAIL PROPERTIES (1)                                                (NAME/GLA)                                  GLA
          ---------------------                                                 ----------                                 ---
Washington Crown Center (2)                                            Kaufmann's           140,095                        673,667
Wyoming Valley Mall (2)                                                                           -                        910,946
Willow Grove Park                                                      Sears                641,861                      1,205,923
                                                                       Bloomingdale's
                                                                       Strawbridge
Magnolia Mall                                                                                     -                        562,696
The Commons at Magnolia                                                Target               126,200                        230,689
New River Valley Mall                                                                             -                        428,155
Patrick Henry Mall                                                     Hecht's              140,000                        640,366
Crossroads Mall                                                                                   -                        450,084
Valley View Mall                                                       Herberges            254,596                        589,028
                                                                       Marshall Fields
                                                                       Sears
------------------------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square (3)                                                                            -                        478,014
Schuylkill Mall (2)                                                    Bon-Ton               60,916                        726,634
Shenango Valley Mall (2)(3)                                                                       -                        508,615
West Manchester Mall (2)(3)                                            Hecht's              119,768                        701,924
Bradley Square Mall (3)                                                                           -                        384,756
Martinsburg Mall (3)                                                                              -                        552,497
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS HELD FOR SALE                                             -                    180,684                      3,352,440
TOTAL CONTINUING PROPERTIES                                            -                  6,801,776                     30,404,268
------------------------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED                                                                        5,716,863                     29,229,368
------------------------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE                                                                       1,265,597                      4,527,340
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE                                                  6,982,460                     33,756,708
------------------------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------------------------



                    RETAIL PROPERTIES (1)                       MAJORS / ANCHORS               LEASE EXPIRATION
                    ---------------------                       ----------------               ----------------
Washington Crown Center (2)                                   Sears                                 8/17/09
                                                              Bon-Ton                               1/31/10
                                                              Gander                                7/24/13
                                                              Kaufmann's                            7/31/97
Wyoming Valley Mall (2)                                       Bon-Ton                               1/31/07
                                                              JC Penney                             1/31/07
                                                              Sears                                 8/1/06
                                                              Kaufmann's                            1/31/07
Willow Grove Park                                             Sears                                   N/A
                                                              Bloomingdale's                          N/A
                                                              Strawbridge's                           N/A
                                                              Macy's                                1/31/22
Magnolia Mall                                                 Belk                                  1/31/06
                                                              Best Buy                              1/31/13
                                                              JC Penney                             3/31/07
                                                              Sears                                 10/18/04
The Commons at Magnolia                                       Goody's                               5/31/12
                                                              Target                                  N/A
New River Valley Mall                                         Belks                                 4/19/08
                                                              JC Penney                             3/31/08
                                                              Sears                                 8/2/08
Patrick Henry Mall                                            Dillard's Mens                        4/30/08
                                                              Dillard's Womens                      9/22/13
                                                              JC Penney                            10/31/15
                                                              Hecht's                               1/31/99
Crossroads Mall                                               Sears                                11/30/08
                                                              JC Penney                             3/31/06
                                                              Belk                                 12/31/06
Valley View Mall                                              JC Penney                             7/31/10
                                                              Herberges                               N/A
                                                              Marshall Fields                         N/A
                                                              Sears                                   N/A
------------------------------------------------------------------------------------------------------------------

PROPERTIES HELD FOR SALE
Mount Berry Square (3)                                        Belks                                 2/12/11
                                                              JC Penney                             2/28/06
                                                              Profitts                              1/31/12
                                                              Sears                                 2/8/11
Schuylkill Mall (2)                                           K-Mart                               10/31/05
                                                              Sears                                10/31/05
                                                              Bon-Ton                                 N/A
                                                              Black Diamond Antiques               12/31/04
Shenango Valley Mall (2)(3)                                   Kaufmann's                            9/30/06
                                                              JC Penney                             1/31/09
                                                              Sears                                11/30/05
West Manchester Mall (2)(3)                                   Bon-Ton                               2/28/07
                                                              Hecht's                                 N/A
                                                              Value City                           10/31/11
                                                              Wal-Mart                             10/31/14
Bradley Square Mall (3)                                       Sears                                10/23/05
                                                              Proffitt's                            1/31/06
                                                              K-Mart                                1/31/12
                                                              JC Penney                             2/28/06
Martinsburg Mall (3)                                          Bon-Ton                               1/31/12
                                                              JC Penney                             8/31/11
                                                              Sears                                 9/8/11
                                                              Wal-Mart                              6/28/11
TOTAL ASSETS HELD FOR SALE
TOTAL CONTINUING PROPERTIES
------------------------------------------------------------------------------------------------------------------
TOTAL WHOLLY OWNED
------------------------------------------------------------------------------------------------------------------
TOTAL JOINT VENTURE
------------------------------------------------------------------------------------------------------------------
TOTAL FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------
AVERAGE FOR WHOLLY OWNED AND JOINT VENTURE
------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
       SUMMARY OF PROPERTIES FOR WHOLLY OWNED AND JOINT VENTURE PROPERTIES (4)
---------------------------------------------------------------------------------------

  ENCLOSED MALL         PREIT MANAGED             EXISTING           WHOLLY OWNED
       40                     47                     19                   46
---------------------------------------------------------------------------------------
  POWER CENTER       THIRD PARTY MANAGED            NEW              JOINT VENTURE
        8                     7                      34                    8
---------------------------------------------------------------------------------------
  STRIP CENTER                                 REDEVELOPMENT
        6                                            1
---------------------------------------------------------------------------------------
       54                     54                     54                   54
---------------------------------------------------------------------------------------


                                           SUMMARY OF TOTAL OWNED GLA FOR WHOLLY OWNED AND
                                                      JOINT VENTURE PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
  ENCLOSED MALL         PREIT MANAGED           EXISTING         WHOLLY OWNED              TOP 5 ASSETS AS A PERCENTAGE OF
   22,968,437             23,639,336            7,429,902         23,512,505                             15.8%
------------------------------------------------------------------------------------------------------------------------------------
  POWER CENTER       THIRD PARTY MANAGED           NEW           JOINT VENTURE        TOP ASSET AS A PERCENTAGE OF TOTAL OWNED GLA:
    3,053,017             3,134,912            18,591,011          3,261,743                              3.6%
------------------------------------------------------------------------------------------------------------------------------------
  STRIP CENTER                                REDEVELOPMENT
     752,794                                     753,335
------------------------------------------------------------------------------------------------------------------------------------
   26,774,248             26,774,248           26,774,248         26,774,248
------------------------------------------------------------------------------------------------------------------------------------

(1) Does not include Westgate Anchor pad in Bethlehem, PA of 108,100 sf leased for Bon-Ton with expiration date of 11/23/2005.
(2) PREIT has an 89% ownership interest and a 99% economic interest in these properties. These properties are consolidated for financial reporting purposes.
(3) These properties are currently under agreement of sale.
(4) The Gallery at Market East I & The Gallery at Market East II were counted as one property.

                                                                        PAGE 17C

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]
QUARTERLY ACTIVITY
PROPERTY ACQUISITIONS/DISPOSITIONS SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF PROJECT, LOCATION                                               SQUARE FEET/UNITS/ACRES      OWNERSHIP INTEREST
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS:
The Gallery at Market East II, Philadelphia, PA                      SQUARE FEET                     334,400               100%
Cherry Hill, Cherry Hill, NJ                                                                       1,266,080                27%
                                                                                           -----------------
TOTAL ACQUISITIONS                                                   SQUARE FEET                   1,600,480

DIVESTITURES
None
TOTAL DIVESTITURES

PENDING DIVESTITURES:
Bradley Square Mall, Cleveland, TN, Martinsburg Mall, Martinsburg, WV,
Mount Berry Square Mall, Rome, GA, Shenango Valley Mall,
Hermitage, PA and West Manchester Mall, York, PA.                    SQUARE FEET                   2,625,806
Rio Grande Mall                                                                                      165,583
Schuylkill Mall, Frackville, PA                                                                      726,634
                                                                                           -----------------
TOTAL PENDING DIVESTITURES                                           SQUARE FEET                   3,518,023
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                  DATE ACQUIRED,
                                                                COMPLETED, OR SOLD       TOTAL COST OR PRICE   PREIT'S COST OR PRICE
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS:
The Gallery at Market East II, Philadelphia, PA                         2Q04                    $ 32,400,000           $ 32,400,000
Cherry Hill, Cherry Hill, NJ                                            2Q04                    $ 17,834,565           $ 17,834,565
                                                                                               -------------           -------------
TOTAL ACQUISITIONS                                                                              $ 50,234,565           $ 50,234,565

DIVESTITURES
None
TOTAL DIVESTITURES

PENDING DIVESTITURES:
Bradley Square Mall, Cleveland, TN, Martinsburg Mall, Martinsburg, WV,
Mount Berry Square Mall, Rome, GA,  Shenango Valley Mall,
Hermitage, PA and West Manchester Mall, York, PA.                       3Q04                   $ 110,700,000           $ 110,700,000
Rio Grande Mall                                                         3Q04                   $   4,100,000           $   4,100,000
Schuylkill Mall, Frackville, PA                                          N/A                             N/A                     N/A
                                                                                               -------------           -------------
TOTAL PENDING DIVESTITURES                                                                     $ 114,800,000           $ 114,800,000
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             EXPECTED NOI CAP (1)           MAJOR TENANTS
------------------------------------------------------------------------------------------------------------------------------------
ACQUISITIONS:
The Gallery at Market East II, Philadelphia, PA                                      9.5%              Burlington Coat Factory
Cherry Hill, Cherry Hill, NJ                                                          N/A         JC Penney, Macy's, Strawbridge's
TOTAL ACQUISITIONS

DIVESTITURES
None
TOTAL DIVESTITURES

PENDING DIVESTITURES:
Bradley Square Mall, Cleveland, TN, Martinsburg Mall, Martinsburg, WV,
Mount Berry Square Mall, Rome, GA,  Shenango Valley Mall,
Hermitage, PA and West Manchester Mall, York, PA.                                    11.0%
Rio Grande Mall                                                                      11.0%
Schuylkill Mall, Frackville, PA                                                       N/A

TOTAL PENDING DIVESTITURES
------------------------------------------------------------------------------------------------------------------------------------

(1) Expected NOI Cap is defined as PREIT's share of NOI in the year of stabilization divided by PREIT's share of the investment, except in the case of partner buyouts, where Expected NOI Cap is defined as incremental NOI budgeted / PREIT's incremental investment in the property.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

DEVELOPMENT ACTIVITY

-----------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT                      LOCATION             PROPERTY TYPE         TOTAL PROJECTED PROPERTY
                                                                                                   GLA (SQ FT) (1)
-----------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)         Newark, DE                Power Center                           355,670
Lacey                                          Ocean County, NJ          Power Center                           273,111
New Garden                                     New Garden Twp, PA        Power Center                           404,614
Pavilion at Market East (3)                    Philadelphia, PA          Land                                       N/A
-----------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY                                                                                    1,033,395
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
           NAME OF PROJECT                TOTAL PROJECTED COST (1)     PREIT'S SHARE         PREIT'S SHARE OF        EXPECTED
                                                                          OF COST           INVESTMENT TO DATE  STABILIZED NOI CAP
------------------------------------------------------------------------------------------------------------------------------------

Christiana Power Center (Phase II) (2)             N/A                          N/A          $  4,632,954               N/A
Lacey                                       33,989,196                   25,539,196             2,551,087             10.0%
New Garden                                  42,590,062                   27,830,062             1,391,860              8.5%
Pavilion at Market East (3)                        N/A                          N/A             1,505,540               N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY               $  78,569,258                $  53,369,258          $ 10,081,441              9.2%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
        NAME OF PROJECT                 CONST START     DATE OF INITIAL       EXPECTED DATE OF    STABILIZED OPERATIONS       STATUS
                                           DATE           OCCUPANCY             COMPLETION                DATE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)      N/A               N/A                   N/A                    N/A         Development
Lacey                                      4Q04              3Q05                  3Q05                   4Q05         Development
New Garden                                 2Q05              1Q06                  1Q06                   2Q06         Development
Pavilion at Market East (3)                 N/A               N/A                   N/A                    N/A         Construction
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT                  % COMP.    % LEASED      % OCCUPIED                 ANCHORS                PREIT'S
                                                                                                                            SHARE
------------------------------------------------------------------------------------------------------------------------------------
Christiana Power Center (Phase II) (2)            N/A          0%            0%                                              100%
Lacey                                             10%         48%            0%        Home Depot                            100%
New Garden                                         5%         32%            0%        Home Depot, Supermarket               100%
Pavilion at Market East (3)                       N/A         N/A           N/A        TBD                                    50%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------

(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.
(2) On April 28, 2004, the Supreme Court of the State of Delaware affirmed a Court of Chancery determination that the Delaware Department of Transportation violated the terms of a 1992 Settlement Agreement pertaining to the development of the Company's Christiana Phase II project. The Company owns a 50% interest in this planned approximately 356,000 square foot power center project located in Newark, Delaware adjacent to the Company's Christiana Power Center I. Under the terms of the Supreme Court decision the matter has been remitted to the Superior Court of the State of Delaware for a determination of the damages to which the Company is entitled. The Company is not in a position to predict the outcome of this proceeding.
(3) The Company's original development plans for the Pavilion at Market East are under review. The Company retains a 50% interest in the project joint venture, which continues to own the unimproved land.


REDEVELOPMENT ACTIVITY (1)

------------------------------------------------------------------------------------------------------------------------------------
                 NAME OF PROJECT                  LOCATION                   PROPERTY TYPE              TOTAL PROJECTED PROPERTY
                                                                                                                GLA (SQ FT) (1)
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (2)(3)                     Hyattsville, MD             Enclosed Mall                          893,274
Echelon Mall (4)                                Voorhees, NJ                Enclosed Mall                        1,187,631
TOTAL REDEVELOPMENT ACTIVITY                                                                                   $ 2,080,905
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT        TOTAL PROJECTED        PREIT'S SHARE OF COST        PREIT'S SHARE OF      EXPECTED STABILIZED
                                          COST (1)                                       INVESTMENT TO DATE           NOI CAP
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (2)(3)             $ 24,146,000            $ 18,000,000               $  8,933,061                12.0%

Echelon Mall (4)                                                  13,500,000                    458,873                11.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY            $ 24,146,000            $ 31,500,000               $  9,391,934                11.6%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT           CONST START    DATE OF INITIAL       EXPECTED DATE OF    STABILIZED OPERATIONS       STATUS
                                            DATE           OCCUPANCY             COMPLETION                DATE
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (2)(3)                  2Q03             4Q04                   4Q04                  4Q05         Construction
Echelon Mall (4)                                              2Q06
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               NAME OF PROJECT            % COMP.     % LEASED       % OCCUPIED             ANCHORS            PREIT'S
                                                                                                                SHARE
------------------------------------------------------------------------------------------------------------------------------------
Prince Georges Plaza (2)(3)                 40%         65%              0%               Target                  100%
Echelon Mall (4)                                                                          Wal-Mart (4)            100%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL REDEVELOPMENT ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------

(1) GLA & total project cost include tenants that purchased their respective land; therefore, the % leased & occupied will also include these tenants.
(2) Income producing property, but still under development.
(3) Prince Georges Plaza's % leased is based on the 210,010 sq foot redevelopment area which was vacant at 6/30/04.
(4) Wal-Mart committed to the redevelopment plans at Echelon Mall. See PREIT's press release from 7/14/04.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]

TOP TWENTY TENANTS (BY PREIT'S SHARE OF ANNUALIZED BASE RENT)

                                                                         -----------------------------------------------------------
                                                                                             NUMBER OF STORES
                                                                         -----------------------------------------------------------

                                                                                        PERCENTAGE RENT
                                                                                        IN LIEU OF FIXED
                                                                                         RENT OR COMMON
                        TENANT                                            FIXED RENT     AREA COSTS (1)           TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                                           55                 3                    58

The Limited Stores, Inc.                                                     80                20                   100

JC Penney                                                                    29                 5                    34

Sears                                                                        30                 3                    33

Footlocker, Inc.                                                             66                 3                    69

Zales                                                                        88                                      88

Hallmark Cards, Inc.                                                         55                 3                    58

Sterling Jewelers, Inc. (Kay Jewelers)                                       42                                      42

Trans World Entertainment                                                    35                                      35

Bon-Ton                                                                      17                 1                    18

American Eagle Outfitters                                                    30                 2                    32

Borders                                                                      34                 2                    36

Regis Corp.                                                                  90                                      90

Shoe Show, Inc.                                                              37                                      37

Boscov's                                                                      6                 1                     7

Kay Bee Toys (4)                                                             31                 4                    35

Sun Capital Partners                                                         26                 2                    28

Charming Shoppes, Inc.                                                       27                 2                    29

Payless Shoe Source                                                          41                 5                    46

Finish Line, Inc.                                                            23                 1                    24
------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                                                   842                57                   899
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                                                                                          3,650
------------------------------------------------------------------------------------------------------------------------------------


                                                                          ----------------------------------------------------------
                                                                                                GLA OF STORES
                                                                          ----------------------------------------------------------

                                                                                        PERCENTAGE RENT
                                                                                        IN LIEU OF FIXED
                                                                                         RENT OR COMMON
                        TENANT                                        FIXED RENT         AREA COSTS (1)                TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                                      661,804            35,012                      696,816

The Limited Stores, Inc.                                                484,381            65,557                      549,938

JC Penney                                                             2,382,812           698,567                    3,081,379

Sears                                                                 3,039,832           412,236                    3,452,068

Footlocker, Inc.                                                        352,923             7,487                      360,410

Zales                                                                    70,437                                         70,437

Hallmark Cards, Inc.                                                    195,277            12,434                      207,711

Sterling Jewelers, Inc. (Kay Jewelers)                                   58,625                                         58,625

Trans World Entertainment                                               162,199                                        162,199

Bon-Ton                                                               1,284,678                                      1,284,678

American Eagle Outfitters                                               144,784            11,229                      156,013

Borders                                                                 187,341             6,576                      193,917

Regis Corp.                                                             106,003                                        106,003

Shoe Show, Inc.                                                         181,447                                        181,447

Boscov's                                                              1,130,706           178,000                    1,308,706

Kay Bee Toys (4)                                                        133,438            17,233                      150,671

Sun Capital Partners                                                     85,401             7,810                       93,211

Charming Shoppes, Inc.                                                  201,958            11,949                      213,907

Payless Shoe Source                                                     135,640            15,782                      151,422

Finish Line, Inc.                                                       113,230             5,960                      119,190

------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                                            11,112,916         1,485,832                   12,598,748
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                                                                                            24,542,623
------------------------------------------------------------------------------------------------------------------------------------



                                                                             PREIT'S SHARE OF ANNUALIZED        PERCENT OF PREIT'S
                    TENANT                        ANNUALIZED BASE RENT              BASE RENT (2)             TOTAL RETAIL BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc./Old Navy                                    $13,471,006                    $12,651,696                        4.46%

The Limited Stores, Inc.                               10,992,275                     10,509,393                        3.70%

JC Penney                                               7,471,319                      7,340,213                        2.59%

Sears                                                   6,599,582                      6,443,850                        2.27%

Footlocker, Inc.                                        6,222,675                      5,919,990                        2.09%

Zales                                                   5,152,261                      4,941,486                        1.74%

Hallmark Cards, Inc.                                    4,406,920                      4,330,587                        1.53%

Sterling Jewelers, Inc. (Kay Jewelers)                  3,790,589                      3,603,089                        1.27%

Trans World Entertainment                               3,761,652                      3,583,416                        1.26%

Bon-Ton                                                 3,394,099                      3,394,099                        1.20%

American Eagle Outfitters                               3,521,119                      3,387,541                        1.19%

Borders                                                 3,563,544                      3,344,329                        1.18%

Regis Corp.                                             3,075,401                      3,018,817                        1.06%

Shoe Show, Inc.                                         2,974,258                      2,900,220                        1.02%

Boscov's                                                3,137,572                      2,695,972                        0.95%

Kay Bee Toys (4)                                        2,822,006                      2,681,537                        0.94%

Sun Capital Partners                                    2,738,254                      2,654,674                        0.94%

Charming Shoppes, Inc.                                  2,785,512                      2,646,474                        0.93%

Payless Shoe Source                                     2,777,542                      2,634,605                        0.93%

Finish Line, Inc.                                       2,477,876                      2,477,876                        0.87%
------------------------------------------------------------------------------------------------------------------------------------
     Total Top 20 Tenants                              95,135,462                     91,159,864                       32.13%
------------------------------------------------------------------------------------------------------------------------------------
     Total Retail Leased                             $292,686,732                   $283,761,892(3)                   100.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Income from lease(s) in which tenant pays percentage rent in lieu of fixed rent or common area costs are not included in annualized base rent.
(2) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint venture.
(3) PREIT's share of annualized base rent is derived by annualizing 2nd quarter base rent. Straight line rent is not included in the base rent figures.
(4) Kay Bee Toys filed for bankruptcy protection (Chapter 11) in January 2004.

                                            [GRAPHIC OMITTED]  [GRAPHIC OMITTED]
PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                 RETAIL LEASE EXPIRATION SCHEDULE - ANCHORS(1)
--------------------------------------------------------------------------------
          YEAR                 LEASES                  GROSS LEASABLE AREA
--------------------------------------------------------------------------------
 LEASE EXPIRATION YEAR    NUMBER OF LEASES        EXPIRING GLA        PERCENT OF
                              EXPIRING                                   TOTAL
--------------------------------------------------------------------------------
       Prior (2)                  2                  105,908            0.83%
          2004                    3                  212,640            1.67%
          2005                   21                1,592,745           12.49%
          2006                   23                1,517,159           11.90%
          2007                   10                  894,155            7.01%
          2008                   16                1,070,427            8.39%
          2009                   13                1,034,344            8.11%
          2010                    9                  889,129            6.97%
          2011                   13                1,169,231            9.17%
          2012                    6                  520,707            4.08%
          2013                    5                  304,486            2.39%
          2014                    6                  534,927            4.20%
       Thereafter                25                2,905,553           22.79%
--------------------------------------------------------------------------------
        TOTALS:                 152               12,751,411             100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        YEAR                         ANNUALIZED BASE RENT
--------------------------------------------------------------------------------
                                        PREIT'S SHARE     PERCENT OF    AVERAGE
                           RENT IN         OF RENT          TOTAL       EXPIRING
                           EXPIRING      IN EXPIRING       (PREIT's    BASE RENT
 LEASE EXPIRATION YEAR      YEAR            YEAR            SHARE)        PSF
 ------------------------------------------------------------------------------
      Prior (2)           $  417,840       $  417,840        1.02%    $  3.95
        2004                 543,216          471,360        1.15%       2.55
        2005               5,453,210        5,453,210       13.31%       3.42
        2006               3,843,959        3,843,959        9.38%       2.53
        2007               2,197,139        2,187,239        5.34%       2.46
        2008               2,799,649        2,799,649        6.83%       2.62
        2009               3,416,401        2,451,696        5.98%       3.30
        2010               2,797,803        2,797,803        6.83%       3.15
        2011               4,958,649        3,835,834        9.36%       4.24
        2012               1,332,856        1,295,975        3.16%       2.56
        2013               2,286,713        2,286,713        5.58%       7.51
        2014               2,458,228        2,458,228        6.00%       4.60
    Thereafter            12,616,246       10,684,489       26.07%       4.34
--------------------------------------------------------------------------------
     TOTALS:             $45,121,909      $40,983,995         100%      $3.54
--------------------------------------------------------------------------------

(1) Includes only Owned Anchor space.
(2) Includes all tenant leases which have already expired and are on a Month to Month basis.
(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

RETAIL LEASE EXPIRATION SCHEDULE - NON-ANCHORS(1)

------------------------------------------------------------------------------------------------------------------------------------
          YEAR                                                                       LEASES               GROSS LEASABLE AREA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                NUMBER OF LEASES                      PERCENT OF
  LEASE EXPIRATION YEAR                                                            EXPIRING           EXPIRING GLA      TOTAL
------------------------------------------------------------------------------------------------------------------------------------
       Prior (2)                                                                       174                470,122       3.99%
          2004                                                                         177                318,872       2.70%
          2005                                                                         484              1,215,069      10.30%
          2006                                                                         444              1,235,606      10.48%
          2007                                                                         410              1,134,196       9.62%
          2008                                                                         365              1,149,763       9.75%
          2009                                                                         334              1,011,848       8.58%
          2010                                                                         337              1,171,938       9.94%
          2011                                                                         244              1,117,164       9.47%
          2012                                                                         208                843,515       7.15%
          2013                                                                         185                596,298       5.06%
          2014                                                                         82                 441,936       3.75%
       Thereafter                                                                      54               1,084,885       9.20%
------------------------------------------------------------------------------------------------------------------------------------
        TOTALS:                                                                       3,498            11,791,212        100%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         YEAR                                                                 ANNUALIZED BASE RENT
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PERCENT OF      AVERAGE
                                                                                PREIT'S SHARE OF          TOTAL        EXPIRING
                                                              RENT IN EXPIRING  RENT IN EXPIRING         (PREIT'S      BASE RENT
  LEASE EXPIRATION YEAR                                            YEAR             YEAR (3)              SHARE)         PSF
------------------------------------------------------------------------------------------------------------------------------------
     Prior (2)                                                 $    8,540,195    $     8,091,290           3.34%       $   18.17
        2004                                                        7,158,963          6,753,996           2.79%           22.45
        2005                                                       26,451,292         25,334,032          10.45%           21.77
        2006                                                       27,620,526         26,149,089          10.79%           22.35
        2007                                                       24,833,942         23,715,013           9.78%           21.90
        2008                                                       26,003,267         25,057,465          10.34%           22.62
        2009                                                       24,689,963         24,035,706           9.92%           24.40
        2010                                                       27,031,364         26,040,906          10.74%           23.07
        2011                                                       24,851,926         21,785,632           8.99%           22.25
        2012                                                       20,479,404         18,742,163           7.73%           24.28
        2013                                                       14,983,322         14,114,089           5.82%           25.13
        2014                                                        9,997,345          8,278,644           3.42%           22.62
     Thereafter                                                    17,662,343         14,296,812           5.90%           16.28
------------------------------------------------------------------------------------------------------------------------------------
      TOTALS:                                                    $260,303,852       $242,394,837           100%           $22.08
------------------------------------------------------------------------------------------------------------------------------------

(1) Includes only Owned Non-Anchor space.
(2) Includes all tenant leases which have already expired and are on a Month to Month basis.
(3) Includes PREIT's proportionate share of tenant rents from joint venture properties based on PREIT's ownership percentage in the respective joint ventures.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                             [GRAPHIC OMITTED] [GRAPHIC OMITTED]

LEASING ACTIVITY SUMMARY

                                                                          RETAIL

                                                              AVERAGE PREVIOUS    AVERAGE NEW BASE
NEW LEASE                              NUMBER        GLA        BASE RENT PSF         RENT PSF
                                       ------        ---        -------------         --------

PREVIOUSLY LEASED SPACE:

1st Quarter                              13        32,324          $ 18.76             $ 24.84
2nd Quarter                              17        42,013            24.59               32.96
3rd Quarter
4th Quarter
                                 -----------------------------------------------------------------
TOTAL OR AVERAGE                         30        74,337          $ 22.05             $ 29.43
                                 =================================================================

PREVIOUSLY VACANT SPACE:

1st Quarter                              12        26,926          $     -             $ 23.40
2nd Quarter                              22        36,904                -               27.35
3rd Quarter
4th Quarter
                                 -----------------------------------------------------------------
TOTAL OR AVERAGE                         34        63,830          $     -             $ 25.68
                                 =================================================================



NEW LEASE                           INCREASE/                                                                      TOTAL ANNUALIZED
                                   DECREASE IN             ANNUALIZED TENANT          ANNUALIZED LEASING               COSTS OF
                                  BASE RENT PSF          IMPROVEMENTS PSF (1)       COMMISSIONS PSF (1)(2)        LEASING PSF (1)(2)
                                  -------------          --------------------       ----------------------        ------------------

PREVIOUSLY LEASED SPACE:

1st Quarter                          $ 6.08                     $ 1.76                        $ -                       $ 1.76
2nd Quarter                            8.37                       2.50                          -                         2.50
3rd Quarter                               -                                                     -                            -
4th Quarter                               -                                                     -                            -
                                 ---------------------------------------------------------------------------------------------------
TOTAL OR AVERAGE                     $ 7.37                     $ 2.18                        $ -                       $ 2.18
                                 ===================================================================================================

PREVIOUSLY VACANT SPACE:

1st Quarter                          $ 23.40                    $ 1.08                        $ -                       $ 1.08
2nd Quarter                            27.35                      1.35                                                    1.35
3rd Quarter                                -                                                                                 -
4th Quarter                                -                                                                                 -
                                 ---------------------------------------------------------------------------------------------------
TOTAL OR AVERAGE                     $ 25.68                    $ 1.24                        $ -                       $ 1.24
                                 ===================================================================================================



                                                              AVERAGE PREVIOUS    AVERAGE NEW BASE
RENEWAL (3)                            NUMBER        GLA        BASE RENT PSF         RENT PSF
                                       ------        ---        -------------         --------

1st Quarter (4)                          60       353,520          $ 12.09             $ 13.40
2nd Quarter                              80       178,337            21.69               22.57
3rd Quarter
4th Quarter
                                 -----------------------------------------------------------------
TOTAL OR AVERAGE                        140       531,857          $ 15.31             $ 16.47
                                 -----------------------------------------------------------------


RENEWAL (3)                         INCREASE/                                                                      TOTAL ANNUALIZED
                                   DECREASE IN             ANNUALIZED TENANT          ANNUALIZED LEASING               COSTS OF
                                  BASE RENT PSF          IMPROVEMENTS PSF (1)       COMMISSIONS PSF (1)(2)        LEASING PSF (1)(2)
                                  -------------          --------------------       ----------------------        ------------------

1st Quarter (4)                      $ 1.31                       $ -                         $ -                         $ -
2nd Quarter                            0.88                                                                                 -
3rd Quarter                               -                                                                                 -
4th Quarter                               -                                                                                 -
                                 ---------------------------------------------------------------------------------------------------
TOTAL OR AVERAGE                     $ 1.17                       $ -                         $ -                         $ -
                                 ===================================================================================================

(1) These leasing costs are presented as annualized costs per square foot and are spread uniformly over the life of the lease.
(2) External commissions only.
(3) This category includes expansions, relocations and lease extensions.
(4) Includes a lease to JC Penney of 176,834 square feet for a base rent of $1.20 per square foot at Shenango Valley Mall. The other 59 renewal leases with 176,686 had an average previous base rent psf of $22.99 and an average new base rent psf of $25.61 representing an increase of $2.62 in base rent psf.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]


                                                           CAPITAL EXPENDITURES

                                                                                      Q2 04
                                                                          (3 months ended June 30, 2004)
                                                                 -----------------------------------------------------
RETAIL                                                              WHOLLY OWNED    JOINT VENTURES           TOTAL
--------------------------------------------------               -----------------------------------------------------
New development projects                                            $    182,896       $      -          $     182,896
Redevelopment projects with incremental GLA                            3,823,606                             3,823,606
   and/or Anchor Replacement                                                                  -                      -
Renovation with no incremental GLA                                                            -                      -
Tenant allowances                                                        950,906              -                950,906
Operational capital expenditures at properties:                                                                      -
    CAM expenditures                                                     444,779              -                444,779
    Non-CAM expenditures                                                 983,088          21,498             1,004,586
                                                                    ------------      ----------         -------------
     SUBTOTAL OPERATIONAL CAPITAL EXPENDITURES AT PROPERTIES        $  1,427,867      $   21,498         $   1,449,365
                                                                    ------------      ----------         -------------
TOTAL                                                               $  6,385,275      $   21,498         $   6,406,773
                                                                    ------------      ----------         -------------

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)
                                          [GRAPHIC OMITTED]    [GRAPHIC OMITTED]


                                                                                                 Q204
                      ENCLOSED MALLS                                  --------------------------------------------------------------
             (Includes Non-Anchor Owned Space)                          TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                       89.6%           10.4%             77.7%            22.3%
Bradley Square                                                           83.7%           16.3%             56.5%            43.5%
Capital City                                                             99.3%            0.7%             98.8%             1.2%
Chambersburg Mall                                                        93.3%            6.7%             85.7%            14.3%
Cherry Hill Mall                                                         93.6%            6.4%             93.6%             6.4%
Crossroads Mall                                                          95.2%            4.8%             88.8%            11.2%
Dartmouth Mall                                                           95.8%            4.2%             93.1%             6.9%
Echelon Mall                                                             37.6%           62.4%             64.6%            35.4%
Exton Square Mall                                                        92.7%            7.3%             84.0%            16.0%
Francis Scott Key Mall                                                   95.8%            4.2%             91.4%             8.6%
Jacksonville Mall                                                        97.8%            2.2%             95.5%             4.5%
Laurel Mall                                                              95.1%            4.9%             87.0%            13.0%
Lehigh Valley Mall                                                       89.0%           11.0%             84.1%            15.9%
Logan Valley Mall                                                        98.0%            2.0%             95.2%             4.8%
Lycoming Mall                                                            90.6%            9.4%             81.7%            18.3%
Magnolia Mall                                                            92.8%            7.2%             81.6%            18.4%
Martinsburg Mall                                                         93.2%            6.8%             77.1%            22.9%
Moorestown Mall                                                          94.6%            5.4%             87.7%            12.3%
Mount Berry Square                                                       86.6%           13.4%             69.4%            30.6%
New River Valley Mall                                                    78.1%           21.9%             84.7%            15.3%
Nittany Mall                                                             94.8%            5.2%             89.5%            10.5%
North Hanover Mall                                                       93.1%            6.9%             80.8%            19.2%
Palmer Park Mall                                                         98.5%            1.5%             94.8%             5.2%
Patrick Henry Mall                                                       99.5%            0.5%             98.9%             1.1%
Phillipsburg Mall                                                        90.2%            9.8%             77.2%            22.8%
Plymouth Meeting Mall                                                    73.2%           26.8%             89.6%            10.4%
Prince Georges Plaza                                                     88.8%           11.2%             92.9%             7.1%
Schuylkill Mall                                                          76.5%           23.5%             69.2%            30.8%
Shenango Valley Mall                                                     95.4%            4.6%             78.5%            21.5%
South Mall                                                               96.8%            3.2%             94.0%             6.0%
The Gallery at Market East I                                             94.4%            5.6%             94.4%             5.6%
The Gallery at Market East II                                            81.5%           18.5%             70.2%            29.8%
Uniontown Mall                                                           95.6%            4.4%             89.0%            11.0%
Valley Mall                                                              99.2%            0.8%             98.5%             1.5%
Valleyview Mall                                                          93.4%            6.6%             90.7%             9.3%
Viewmont Mall                                                            99.0%            1.0%             97.5%             2.5%
Washington Crown Center                                                  93.9%            6.1%             88.7%            11.3%
West Manchester Mall                                                     80.8%           19.2%             62.2%            37.8%
Willow Grove Park                                                        94.9%            5.1%             91.4%             8.6%
Wiregrass Mall                                                           82.6%           17.4%             82.6%            17.4%
Wyoming Valley Mall                                                      98.0%            2.0%             94.4%             5.6%
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                      90.2%            9.8%             85.6%            14.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                              90.1%            9.9%             85.6%            14.4%
JOINT VENTURE PROPERTIES                                                 91.8%            8.2%             85.0%            15.0%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                          90.1%            9.9%             85.6%            14.4%
NON PRI-MANAGED                                                          91.8%            8.2%             85.0%            15.0%
                                                                      --------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 92.8%            7.2%             84.9%            15.1%
NEW                                                                      89.7%           10.3%             85.7%            14.3%
REDEVELOPMENT PROPERTIES                                                 88.8%           11.2%             92.9%             7.1%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                91.0%            9.0%             87.8%            12.2%
DISCONTINUED OPERATIONS                                                  85.6%           14.4%             68.0%            32.0%
                                                                      --------------------------------------------------------------



                                                                                                % CHANGE
                      ENCLOSED MALLS                                  --------------------------------------------------------------
             (Includes Non-Anchor Owned Space)                          TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                        0.0%             0.0%            -0.1%             0.1%
Bradley Square                                                            N/A              N/A              N/A              N/A
Capital City                                                              N/A              N/A              N/A              N/A
Chambersburg Mall                                                         N/A              N/A              N/A              N/A
Cherry Hill Mall                                                         -0.1%             0.1%            -0.1%             0.1%
Crossroads Mall                                                           N/A              N/A              N/A              N/A
Dartmouth Mall                                                           16.4%           -16.4%             3.9%            -3.9%
Echelon Mall                                                            -14.6%            14.6%            -6.0%             6.0%
Exton Square Mall                                                        -3.5%             3.5%            -6.7%             6.7%
Francis Scott Key Mall                                                    N/A              N/A              N/A              N/A
Jacksonville Mall                                                         N/A              N/A              N/A              N/A
Laurel Mall                                                              -0.8%             0.8%            -2.0%             2.0%
Lehigh Valley Mall                                                       -2.9%             2.9%            -4.2%             4.2%
Logan Valley Mall                                                         N/A              N/A              N/A              N/A
Lycoming Mall                                                             N/A              N/A                N/A            N/A
Magnolia Mall                                                            -0.9%             0.9%           -12.2%            12.2%
Martinsburg Mall                                                          N/A              N/A              N/A              N/A
Moorestown Mall                                                          -1.4%             1.4%            -3.3%            3.3%
Mount Berry Square                                                        N/A              N/A              N/A              N/A
New River Valley Mall                                                     N/A              N/A              N/A              N/A
Nittany Mall                                                              N/A              N/A              N/A              N/A
North Hanover Mall                                                        N/A              N/A              N/A              N/A
Palmer Park Mall                                                         1.9%             -1.9%            6.2%             -6.2%
Patrick Henry Mall                                                        N/A              N/A              N/A              N/A
Phillipsburg Mall                                                         N/A              N/A              N/A              N/A
Plymouth Meeting Mall                                                   -19.2%            19.2%            0.5%             -0.5%
Prince Georges Plaza                                                      0.6%            -0.6%            1.2%             -1.2%
Schuylkill Mall                                                           N/A              N/A              N/A              N/A
Shenango Valley Mall                                                      N/A              N/A              N/A              N/A
South Mall                                                                N/A              N/A              N/A              N/A
The Gallery at Market East I                                              0.5%            -0.5%             0.5%            -0.5%
The Gallery at Market East II                                             N/A              N/A              N/A              N/A
Uniontown Mall                                                            N/A              N/A              N/A              N/A
Valley Mall                                                               N/A              N/A              N/A              N/A
Valleyview Mall                                                           N/A              N/A              N/A              N/A
Viewmont Mall                                                             N/A              N/A              N/A              N/A
Washington Crown Center                                                   N/A              N/A              N/A              N/A
West Manchester Mall                                                      N/A              N/A              N/A              N/A
Willow Grove Park                                                         0.3%            -0.3%             0.6%            -0.6%
Wiregrass Mall                                                            N/A              N/A              N/A              N/A
Wyoming Valley Mall                                                       N/A              N/A              N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                       2.2%            -2.2%            -1.0%             1.0%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                               4.6%            -4.6%            -0.1%             0.1%
JOINT VENTURE PROPERTIES                                                 -2.7%             2.7%            -4.2%             4.2%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                           3.2%            -3.2%            -0.7%             0.7%
NON PRI-MANAGED                                                          -1.9%             1.9%            -3.5%             3.5%
                                                                      --------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                  2.4%            -2.4%             0.4%            -0.4%
NEW                                                                       3.7%            -3.7%            -2.3%             2.3%
REDEVELOPMENT PROPERTIES                                                  0.6%            -0.6%             1.2%            -1.2%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                 3.0%            -3.0%             1.2%            -1.2%
DISCONTINUED OPERATIONS                                                   N/A              N/A              N/A              N/A
                                                                      --------------------------------------------------------------



                                                                                                 Q203
                      ENCLOSED MALLS                                  --------------------------------------------------------------
             (Includes Non-Anchor Owned Space)                          TOTAL            TOTAL        IN-LINE ONLY         IN-LINE
                                                                       W/ANCHOR         W/ANCHOR       (NON-ANCHOR)     (NON-ANCHOR)
                                                                       % LEASED       % AVAILABLE        % LEASED       % AVAILABLE
                                                                      --------------------------------------------------------------
Beaver Valley Mall                                                       89.6%            10.4%            77.8%            22.2%
Bradley Square                                                            N/A              N/A              N/A              N/A
Capital City                                                              N/A              N/A              N/A              N/A
Chambersburg Mall                                                         N/A              N/A              N/A              N/A
Cherry Hill Mall                                                        93.76%            6.24%           93.76%             6.24%
Crossroads Mall                                                           N/A              N/A              N/A             N/A
Dartmouth Mall                                                           79.5%            20.5%            89.2%            10.8%
Echelon Mall                                                             52.3%            47.7%            70.6%            29.4%
Exton Square Mall                                                        96.2%             3.8%            90.8%             9.2%
Francis Scott Key Mall                                                    N/A              N/A              N/A             N/A
Jacksonville Mall                                                         N/A              N/A              N/A             N/A
Laurel Mall                                                              95.9%            4.1%             89.0%            11.0%
Lehigh Valley Mall                                                       91.9%            8.1%             88.2%            11.8%
Logan Valley Mall                                                         N/A              N/A              N/A             N/A
Lycoming Mall                                                             N/A              N/A              N/A             N/A
Magnolia Mall                                                            93.8%            6.2%             93.8%            6.2%
Martinsburg Mall                                                          N/A              N/A              N/A             N/A
Moorestown Mall                                                          96.0%             4.0%            91.0%            9.0%
Mount Berry Square                                                        N/A              N/A              N/A             N/A
New River Valley Mall                                                     N/A              N/A              N/A             N/A
Nittany Mall                                                              N/A              N/A              N/A             N/A
North Hanover Mall                                                        N/A              N/A              N/A             N/A
Palmer Park Mall                                                         96.6%            3.4%             88.6%           11.4%
Patrick Henry Mall                                                        N/A              N/A              N/A             N/A
Phillipsburg Mall                                                         N/A              N/A              N/A             N/A
Plymouth Meeting Mall                                                    92.4%            7.6%             89.0%           11.0%
Prince Georges Plaza                                                     88.2%            11.8%            91.7%            8.3%
Schuylkill Mall                                                           N/A              N/A              N/A             N/A
Shenango Valley Mall                                                      N/A              N/A              N/A             N/A
South Mall                                                                N/A              N/A              N/A             N/A
The Gallery at Market East I                                             93.9%            6.1%             93.9%            6.1%
The Gallery at Market East II                                             N/A              N/A              N/A             N/A
Uniontown Mall                                                            N/A              N/A              N/A             N/A
Valley Mall                                                               N/A              N/A              N/A             N/A
Valleyview Mall                                                           N/A              N/A              N/A             N/A
Viewmont Mall                                                             N/A              N/A              N/A             N/A
Washington Crown Center                                                   N/A              N/A              N/A             N/A
West Manchester Mall                                                      N/A              N/A              N/A             N/A
Willow Grove Park                                                        94.5%            5.5%             90.9%            9.1%
Wiregrass Mall                                                            N/A              N/A              N/A             N/A
Wyoming Valley Mall                                                       N/A              N/A              N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE (1)                                      88.0%            12.0%            86.6%           13.4%
------------------------------------------------------------------------------------------------------------------------------------
                                                                      --------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                              85.6%            14.4%            85.7%           14.3%
JOINT VENTURE PROPERTIES                                                 94.5%             5.5%            89.2%           10.8%
                                                                      --------------------------------------------------------------
PRI-MANAGED (1)                                                          87.0%            13.0%            86.3%           13.7%
NON PRI-MANAGED                                                          93.7%             6.3%            88.5%           11.5%
                                                                     ---------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 90.3%             9.7%            84.5%           15.5%
NEW                                                                      86.0%            14.0%            88.0%           12.0%
REDEVELOPMENT PROPERTIES                                                 88.2%            11.8%            91.7%            8.3%
                                                                      --------------------------------------------------------------
CONTINUING OPERATIONS (1)                                                88.0%            12.0%            86.6%           13.4%
DISCONTINUED OPERATIONS                                                   N/A              N/A              N/A             N/A
                                                                      --------------------------------------------------------------


(1) Prince Georges Plaza is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                         [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

                       ENCLOSED MALLS
             (Includes Non-Anchor Owned Space)                                               Q204
                                                            ------------------------------------------------------------------------
                                                               AVG BASE RENT    AVG % RENT   ADDITIONAL      AVG COMP    OCCUP. COST
                                                                   PSF(1)         PSF(1)     CHARGES PSF   SALES PSF(2)      RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                                 $ 16.77        $ 0.50       $  6.29        $  242        9.74%
Bradley Square                                                       16.53          0.43          3.77           300        6.91%
Capital City                                                         21.90          0.87          6.27           351        8.27%
Chambersburg Mall                                                    19.80          0.09          5.42           243       10.42%
Cherry Hill Mall                                                     35.81          0.94         17.60           422       12.88%
Crossroads Mall                                                      16.65          0.87          7.20           252        9.81%
Dartmouth Mall                                                       19.80          1.37          7.61           389        7.40%
Echelon Mall                                                         23.66          0.22         12.16           221       16.31%
Exton Square Mall                                                    34.77          0.71         15.04           382       13.22%
Francis Scott Key Mall                                               21.06          0.66          7.02           273       10.53%
Jacksonville Mall                                                    21.29          1.54          5.78           371        7.71%
Laurel Mall                                                          13.41          0.45          6.47           264        7.70%
Lehigh Valley Mall                                                   29.03          0.58         10.05           432        9.19%
Logan Valley Mall                                                    20.46          1.52          7.33           296        9.90%
Lycoming Mall                                                        14.40          1.02          4.52           249        8.01%
Magnolia Mall                                                        24.58          0.36         10.38           310       11.40%
Martinsburg Mall                                                     17.43          0.33         10.06           261       10.66%
Moorestown Mall                                                      24.91          0.93         13.68           345       11.45%
Mount Berry Square                                                   16.24          0.69          4.37           220        9.68%
New River Valley Mall                                                19.22          0.49          3.74           253        9.27%
Nittany Mall                                                         20.24          0.98          7.44           254       11.28%
North Hanover Mall                                                   19.60          1.35          7.98           271       10.68%
Palmer Park Mall                                                     21.31          1.10          9.86           328        9.84%
Patrick Henry Mall                                                   31.01          1.75         10.49           437        9.90%
Phillipsburg Mall                                                    22.66          0.67         10.16           287       11.67%
Plymouth Meeting Mall                                                18.55          0.42          8.23           258       10.54%
Prince Georges Plaza (3)                                             23.78          1.34         12.66           374       10.10%
Schuylkill Mall                                                      10.33          0.24          2.92           212        6.36%
Shenango Valley Mall                                                 17.63          0.79          7.88           265        9.92%
South Mall                                                           13.20          0.47          3.40           280        6.10%
The Gallery at Market East I                                         33.67          0.54          9.77           351       12.53%
The Gallery at Market East II                                        34.03          0.95          3.55           419        9.19%
Uniontown Mall                                                       13.98          0.85          4.80           252        7.79%
Valley Mall                                                          18.06          0.90          5.92           314        7.92%
Valleyview Mall                                                      23.03          0.52         13.62           309       12.03%
Viewmont Mall                                                        22.25          1.70          6.83           350        8.79%
Washington Crown Center                                              16.18          0.33          4.82           256        8.33%
West Manchester Mall                                                 16.55          0.34          4.05           210        9.97%
Willow Grove Park                                                    37.92          0.30         18.91           406       14.07%
Wiregrass Mall                                                       20.24          0.52          7.88           258       11.10%
Wyoming Valley Mall                                                  23.11          0.49          7.46           309       10.05%
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                    $ 22.36        $ 0.76       $  8.59        $  318        9.98%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                        $ 22.24        $ 0.77       $  8.57        $  312       10.11%
JOINT VENTURE PROPERTIES                                           $ 24.10        $ 0.54       $  8.92        $  404        8.31%
                                                            ------------------------------------------------------------------------
PRI-MANAGED (1)                                                    $ 22.24        $ 0.77       $  8.57        $  312       10.11%
NON PRI-MANAGED                                                    $ 24.10        $ 0.54       $  8.92        $  404        8.31%
                                                            ------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                           $ 21.42        $ 0.72       $  8.31        $  348        8.75%
NEW                                                                $ 22.54        $ 0.76       $  8.65        $  312       10.23%
REDEVELOPMENT PROPERTIES                                           $ 23.78        $ 1.34       $ 12.66        $  374       10.10%
                                                            ------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                          $ 23.08        $ 0.79       $  8.94        $  324       10.11%
DISCONTINUED OPERATIONS                                            $ 15.11        $ 0.43       $  5.08        $  237        8.72%
                                                            ------------------------------------------------------------------------



                ENCLOSED MALLS
      (Includes Non-Anchor Owned Space)                                                    % CHANGE
                                                            ------------------------------------------------------------------------
                                                              AVG BASE RENT   AVG % RENT    ADDITIONAL      AVG COMP     OCCUP. COST
                                                                  PSF            PSF       CHARGES PSF     SALES PSF        RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                                -5.0%        14.0%         17.8%           2.1%          -0.1%
Bradley Square                                                      N/A          N/A           N/A            N/A            N/A
Capital City                                                        N/A          N/A           N/A            N/A            N/A
Chambersburg Mall                                                   N/A          N/A           N/A            N/A            N/A
Cherry Hill Mall                                                   2.8%        15.7%         11.0%           7.9%          -0.3%
Crossroads Mall                                                     N/A          N/A           N/A            N/A            N/A
Dartmouth Mall                                                     5.7%         0.9%         -4.5%          -2.3%           0.3%
Echelon Mall                                                       2.0%         9.6%          2.5%          -8.3%           1.7%
Exton Square Mall                                                  6.4%        34.0%         77.0%           6.1%           1.6%
Francis Scott Key Mall                                              N/A          N/A           N/A            N/A            N/A
Jacksonville Mall                                                   N/A          N/A           N/A            N/A            N/A
Laurel Mall                                                        4.0%       -37.4%          6.1%           0.4%           0.2%
Lehigh Valley Mall                                                -2.8%         1.5%          3.4%          -0.6%          -0.1%
Logan Valley Mall                                                   N/A          N/A           N/A            N/A            N/A
Lycoming Mall                                                       N/A          N/A           N/A            N/A            N/A
Magnolia Mall                                                      0.7%       -73.5%          9.9%           0.3%           0.0%
Martinsburg Mall                                                    N/A          N/A           N/A            N/A            N/A
Moorestown Mall                                                    3.3%        46.7%          7.3%           4.2%           0.1%
Mount Berry Square                                                  N/A          N/A           N/A            N/A            N/A
New River Valley Mall                                               N/A          N/A           N/A            N/A            N/A
Nittany Mall                                                        N/A          N/A           N/A            N/A            N/A
North Hanover Mall                                                  N/A          N/A           N/A            N/A            N/A
Palmer Park Mall                                                   2.2%       -15.7%          2.0%          -0.3%           0.2%
Patrick Henry Mall                                                  N/A          N/A           N/A            N/A            N/A
Phillipsburg Mall                                                   N/A          N/A           N/A            N/A            N/A
Plymouth Meeting Mall                                             -2.4%       -11.6%         -0.8%          -2.6%           0.1%
Prince Georges Plaza (3)                                           3.4%        22.0%         20.1%          -5.1%           1.3%
Schuylkill Mall                                                     N/A          N/A           N/A            N/A            N/A
Shenango Valley Mall                                                N/A          N/A           N/A            N/A            N/A
South Mall                                                          N/A          N/A           N/A            N/A            N/A
The Gallery at Market East I                                       4.7%        72.7%         91.2%         -14.6%           3.4%
The Gallery at Market East II                                       N/A          N/A           N/A            N/A            N/A
Uniontown Mall                                                      N/A          N/A           N/A            N/A            N/A
Valley Mall                                                         N/A          N/A           N/A            N/A            N/A
Valleyview Mall                                                     N/A          N/A           N/A            N/A            N/A
Viewmont Mall                                                       N/A          N/A           N/A            N/A            N/A
Washington Crown Center                                             N/A          N/A           N/A            N/A            N/A
West Manchester Mall                                                N/A          N/A           N/A            N/A            N/A
Willow Grove Park                                                  1.2%       -27.4%          3.7%          -1.7%           0.5%
Wiregrass Mall                                                      N/A          N/A           N/A            N/A            N/A
Wyoming Valley Mall                                                 N/A          N/A           N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                  -14.6%        15.8%        -17.7%          -8.3%          -0.8%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                      -12.7%        16.9%        -14.4%          -3.9%          -1.0%
JOINT VENTURE PROPERTIES                                         -14.1%       -14.8%        -23.3%           0.8%          -1.8%
                                                            ------------------------------------------------------------------------
PRI-MANAGED (1)                                                  -16.0%        16.9%        -20.5%          -6.8%          -1.2%
NON PRI-MANAGED                                                   -2.1%       -12.6%          3.7%          -1.3%           0.0%
                                                            ------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                          -0.7%       -16.0%          5.2%          -0.5%           0.1%
NEW                                                              -22.8%        46.5%        -28.6%          -9.3%          -1.9%
REDEVELOPMENT PROPERTIES                                           3.4%        22.0%         20.1%          -5.1%           1.3%
                                                            ------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                        -11.8%        20.8%        -14.4%          -6.3%          -0.7%
DISCONTINUED OPERATIONS                                            N/A           N/A           N/A            N/A            N/A
                                                            ------------------------------------------------------------------------



                ENCLOSED MALLS
      (Includes Non-Anchor Owned Space)                                                         Q203
                                                            ------------------------------------------------------------------------
                                                               AVG BASE RENT    AVG % RENT   ADDITIONAL      AVG COMP    OCCUP. COST
                                                                  PSF(1)          PSF(1)     CHARGES PSF   SALES PSF(2)     RATIO
                                                            ------------------------------------------------------------------------
Beaver Valley Mall                                             $  17.65         $  0.43         $  5.34        $  237       9.88%
Bradley Square                                                      N/A             N/A             N/A           N/A         N/A
Capital City                                                        N/A             N/A             N/A           N/A         N/A
Chambersburg Mall                                                   N/A             N/A             N/A           N/A         N/A
Cherry Hill Mall                                                  34.83            0.82           15.86           391      13.17%
Crossroads Mall                                                     N/A             N/A             N/A           N/A         N/A
Dartmouth Mall                                                    18.72            1.36            7.97           398       7.05%
Echelon Mall                                                      23.19            0.20           11.85           241      14.62%
Exton Square Mall                                                 32.66            0.53            8.50           360      11.58%
Francis Scott Key Mall                                              N/A             N/A             N/A           N/A         N/A
Jacksonville Mall                                                   N/A             N/A             N/A           N/A         N/A
Laurel Mall                                                       12.90            0.72            6.10           263       7.50%
Lehigh Valley Mall                                                29.86            0.57            9.71           434       9.25%
Logan Valley Mall                                                   N/A             N/A             N/A           N/A         N/A
Lycoming Mall                                                       N/A             N/A             N/A           N/A         N/A
Magnolia Mall                                                     24.40            1.37            9.44           309      11.40%
Martinsburg Mall                                                    N/A             N/A             N/A           N/A         N/A
Moorestown Mall                                                   24.11            0.63           12.75           331      11.33%
Mount Berry Square                                                  N/A             N/A             N/A           N/A         N/A
New River Valley Mall                                               N/A             N/A             N/A           N/A         N/A
Nittany Mall                                                        N/A             N/A             N/A           N/A         N/A
North Hanover Mall                                                  N/A             N/A             N/A           N/A         N/A
Palmer Park Mall                                                  20.86            1.30            9.67           329       9.68%
Patrick Henry Mall                                                  N/A             N/A             N/A           N/A         N/A
Phillipsburg Mall                                                   N/A             N/A             N/A           N/A         N/A
Plymouth Meeting Mall                                             19.00            0.48            8.29           265      10.48%
Prince Georges Plaza (3)                                          22.99            1.10           10.55           394       8.79%
Schuylkill Mall                                                     N/A             N/A             N/A           N/A         N/A
Shenango Valley Mall                                                N/A             N/A             N/A           N/A         N/A
South Mall                                                          N/A             N/A             N/A           N/A         N/A
The Gallery at Market East I                                      32.17            0.31            5.11           411       9.15%
The Gallery at Market East II                                       N/A             N/A             N/A           N/A         N/A
Uniontown Mall                                                      N/A             N/A             N/A           N/A         N/A
Valley Mall                                                         N/A             N/A             N/A           N/A         N/A
Valleyview Mall                                                     N/A             N/A             N/A           N/A         N/A
Viewmont Mall                                                       N/A             N/A             N/A           N/A         N/A
Washington Crown Center                                             N/A             N/A             N/A           N/A         N/A
West Manchester Mall                                                N/A             N/A             N/A           N/A         N/A
Willow Grove Park                                                 37.48            0.41           18.24           413      13.59%
Wiregrass Mall                                                      N/A             N/A             N/A           N/A         N/A
Wyoming Valley Mall                                                 N/A             N/A             N/A           N/A         N/A
------------------------------------------------------------------------------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                $  26.17         $  0.65         $ 10.44        $  346      10.76%
------------------------------------------------------------------------------------------------------------------------------------
                                                            ------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                    $  25.49         $  0.66         $ 10.01        $  325      11.13%
JOINT VENTURE PROPERTIES                                       $  28.05         $  0.64         $ 11.62        $  400      10.07%
                                                            ------------------------------------------------------------------------
PRI-MANAGED (1)                                                $  26.46         $  0.66         $ 10.79        $  335      11.31%
NON PRI-MANAGED                                                $  24.61         $  0.62         $  8.60        $  409       8.27%
                                                           -------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                       $  21.58         $  0.85         $  7.90        $  350       8.67%
NEW                                                            $  29.20         $  0.52         $ 12.11        $  344      12.16%
REDEVELOPMENT PROPERTIES                                       $  22.99         $  1.10         $ 10.55        $  394       8.79%
                                                           -------------------------------------------------------------------------
CONTINUING OPERATIONS (1)                                      $  26.17         $  0.65         $ 10.44         $  346     10.76%
DISCONTINUED OPERATIONS                                             N/A             N/A             N/A            N/A        N/A
                                                           -------------------------------------------------------------------------

(1) Base rent is actual for Q204. Additional charges and % rent are projections for 2004.
(2) Average comparable sales for Q203 are actual.
(3) Prince Georges Plaza is classified as a redevelopment property and is not included in the weighted average.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

POWER CENTERS
(Includes Non-Anchor Owned Space)

                                                                                Q204
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                  PSF (1)         PSF (1)      CHARGES PSF
                                                               -------------------------------------------
Christiana Power Center                                           $ 20.66           $   -        $  1.96
Creekview Shopping Center                                           14.37               -           2.72
Northeast Tower Center                                              13.68               -           3.04
Paxton Towne Centre                                                 16.10               -           2.43
The Court at Oxford Valley                                          15.37               -           3.90
Red Rose Commons                                                    13.86            0.06           3.21
Whitehall Mall                                                      10.61            0.31           3.19
Metroplex Shopping Center                                           18.13               -           3.58
                                                               -------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                    $ 15.39          $ 0.04        $  3.16
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                           $ 15.86          $    -        $  2.58
JOINT VENTURE PROPERTIES                                          $ 15.12          $ 0.07        $  3.50
                                                               -------------------------------------------
PRI-MANAGED                                                       $ 15.86          $    -        $  2.58
NON PRI-MANAGED                                                   $ 15.12          $ 0.07        $  3.50
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                          $ 15.39          $ 0.04        $  3.16
NEW                                                               $     -          $    -        $     -
REDEVELOPMENT PROPERTIES                                          $     -          $    -        $     -
                                                               -------------------------------------------


                                                                              % CHANGE
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                    PSF             PSF        CHARGES PSF
                                                               -------------------------------------------
Christiana Power Center                                              6.7%         -100.0%           6.9%
Creekview Shopping Center                                            0.4%             N/A          -0.7%
Northeast Tower Center                                               1.4%             N/A          -2.3%
Paxton Towne Centre                                                  1.1%             N/A          -7.9%
The Court at Oxford Valley                                           1.5%         -100.0%           3.5%
Red Rose Commons                                                     4.8%          250.0%          11.2%
Whitehall Mall                                                       0.1%           16.6%           4.0%
Metroplex Shopping Center                                            0.0%             N/A           3.7%
---------------------------------------------------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                       1.8%            9.3%           2.7%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                              2.2%         -100.0%          -3.0%
JOINT VENTURE PROPERTIES                                             1.6%           13.5%           5.4%
---------------------------------------------------------------------------------------------------------
PRI-MANAGED                                                          2.2%         -100.0%          -3.0%
NON PRI-MANAGED                                                      1.6%           13.5%           5.4%
SAME PROPERTIES/EXISTING                                             1.8%            9.3%           2.7%
---------------------------------------------------------------------------------------------------------
NEW                                                                   N/A             N/A            N/A
REDEVELOPMENT PROPERTIES                                              N/A             N/A            N/A
---------------------------------------------------------------------------------------------------------


                                                                                Q203
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                  PSF (1)         PSF (1)      CHARGES PSF
                                                               -------------------------------------------
Christiana Power Center                                           $ 19.37         $  0.02        $  1.84
Creekview Shopping Center                                           14.31               -           2.74
Northeast Tower Center                                              13.48               -           3.11
Paxton Towne Centre                                                 15.93               -           2.64
The Court at Oxford Valley                                          15.14            0.03           3.77
Red Rose Commons                                                    13.22            0.02           2.89
Whitehall Mall                                                      10.60            0.27           3.07
Metroplex Shopping Center                                           18.13               -           3.45
---------------------------------------------------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                    $ 15.12         $  0.04        $  3.08
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                           $ 15.51         $  0.00        $  2.65
JOINT VENTURE PROPERTIES                                          $ 14.88         $  0.06        $  3.32
---------------------------------------------------------------------------------------------------------
PRI-MANAGED                                                       $ 15.51         $  0.00        $  2.65
NON PRI-MANAGED                                                   $ 14.88         $  0.06        $  3.32
---------------------------------------------------------------------------------------------------------
SAME PROPERTIES/EXISTING                                          $ 15.12         $  0.04        $  3.08
NEW                                                               $     -         $     -        $     -
REDEVELOPMENT PROPERTIES                                          $     -         $     -        $     -
---------------------------------------------------------------------------------------------------------

(1) Base rent is actual for Q204. Additional charges and % rent are projections for 2004.


                                                                                                Q204
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                100.0%             0.0%              100.0%          0.0%
Creekview Shopping Center                                              100.0%             0.0%              100.0%          0.0%
Northeast Tower Center                                                 100.0%             0.0%              100.0%          0.0%
Paxton Towne Centre                                                     92.1%             7.9%               87.9%         12.1%
The Court at Oxford Valley                                             100.0%             0.0%              100.0%          0.0%
Red Rose Commons                                                        99.2%             0.8%               99.2%          0.8%
Whitehall Mall                                                          95.7%             4.3%               90.4%          9.6%
Metroplex Shopping Center                                              100.0%             0.0%              100.0%          0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                          98.0%             2.0%               96.8%          3.2%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                 97.3%             2.7%               95.1%          4.9%
JOINT VENTURE PROPERTIES                                                98.5%             1.5%               97.9%          2.1%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                             97.3%             2.7%               95.1%          4.9%
NON PRI-MANAGED                                                         98.5%             1.5%               97.9%          2.1%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                98.0%             2.0%               96.8%          3.2%
NEW                                                                       N/A              N/A                 N/A           N/A
REDEVELOPMENT PROPERTIES                                                  N/A              N/A                 N/A           N/A
                                                                    ----------------------------------------------------------------



                                                                                             OCCUPANCY
                                                                                       CHANGE IN % OCCUPANCY
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                  0.0%             0.0%                0.0%             0.0%
Creekview Shopping Center                                                0.0%             0.0%                0.0%             0.0%
Northeast Tower Center                                                   0.0%             0.0%                0.0%             0.0%
Paxton Towne Centre                                                      1.3%            -1.3%                2.0%            -2.0%
The Court at Oxford Valley                                               2.9%            -2.9%                4.7%            -4.7%
Red Rose Commons                                                         0.0%             0.0%                0.0%             0.0%
Whitehall Mall                                                          -1.9%             1.9%               -4.3%             4.3%
Metroplex Shopping Center                                                0.0%             0.0%                0.0%             0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                           0.3%            -0.3%                0.5%            -0.5%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                  0.5%            -0.5%                0.8%            -0.8%
JOINT VENTURE PROPERTIES                                                 0.2%            -0.2%                0.2%            -0.2%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                              0.5%            -0.5%                0.8%            -0.8%
NON PRI-MANAGED                                                          0.2%            -0.2%                0.2%            -0.2%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 0.3%            -0.3%                0.5%            -0.5%
NEW                                                                       N/A              N/A                 N/A              N/A
REDEVELOPMENT PROPERTIES                                                  N/A              N/A                 N/A              N/A
                                                                    ----------------------------------------------------------------



                                                                                                Q203
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Christiana Power Center                                                100.0%             0.0%              100.0%          0.0%
Creekview Shopping Center                                              100.0%             0.0%              100.0%          0.0%
Northeast Tower Center                                                 100.0%             0.0%              100.0%          0.0%
Paxton Towne Centre                                                     90.7%             9.3%               85.9%         14.1%
The Court at Oxford Valley                                              97.1%             2.9%               95.3%          4.7%
Red Rose Commons                                                        99.2%             0.8%               99.2%          0.8%
Whitehall Mall                                                          97.6%             2.4%               94.7%          5.3%
Metroplex Shopping Center                                              100.0%             0.0%              100.0%          0.0%
                                                                    ----------------------------------------------------------------
POWER CENTERS WEIGHTED AVERAGE                                          97.7%             2.3%               96.4%          3.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                 96.9%             3.1%               94.3%          5.7%
JOINT VENTURE PROPERTIES                                                98.4%             1.6%               97.6%          2.4%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                             96.9%             3.1%               94.3%          5.7%
NON PRI-MANAGED                                                         98.4%             1.6%               97.6%          2.4%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                97.7%             2.3%               96.4%          3.6%
NEW                                                                       N/A              N/A                 N/A           N/A
REDEVELOPMENT PROPERTIES                                                  N/A              N/A                 N/A           N/A
                                                                    ----------------------------------------------------------------

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

STRIP CENTERS
(Includes Non-Anchor Owned Space)

                                                                                Q204
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                  PSF (1)         PSF (1)      CHARGES PSF
                                                               -------------------------------------------
Crest Plaza Shopping Center                                       $ 15.51          $    -         $ 3.96
Festival at Exton                                                   16.81               -           3.95
The Commons at Magnolia                                             13.00               -           2.05
Rio Grande Mall                                                      5.93               -           0.25
South Blanding Village                                               9.20               -           1.89
Springfield Park I & II                                             17.71               -           5.51
                                                               -------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                    $ 13.95          $    -         $ 3.16
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                           $ 14.46          $    -         $ 3.20
JOINT VENTURE PROPERTIES                                          $ 12.10          $    -         $ 3.00
                                                               -------------------------------------------
PRI-MANAGED                                                       $ 14.88          $    -         $ 3.50
NON PRI-MANAGED                                                   $  5.93          $    -         $ 0.25
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                          $ 13.55          $    -         $ 2.96
NEW                                                               $ 15.51          $    -         $ 3.96
REDEVELOPMENT PROPERTIES                                          $     -          $    -         $    -
                                                               -------------------------------------------


                                                                              % CHANGE
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                    PSF             PSF        CHARGES PSF
                                                               -------------------------------------------
Crest Plaza Shopping Center                                           2.0%            N/A           14.9%
Festival at Exton                                                     3.2%            N/A            1.0%
The Commons at Magnolia                                               1.5%         -100.0%          36.8%
Rio Grande Mall                                                       0.8%            N/A            0.0%
South Blanding Village                                                3.4%            N/A          -27.5%
Springfield Park I & II                                               0.4%            N/A          -13.7%
                                                               -------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                        2.3%         -100.0%           1.3%
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                               2.6%         -100.0%           6.2%
JOINT VENTURE PROPERTIES                                              0.5%            N/A          -13.2%
                                                               -------------------------------------------
PRI-MANAGED                                                           2.1%         -100.0%           0.8%
NON PRI-MANAGED                                                       0.8%            N/A            0.0%
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                              1.9%         -100.0%          -3.0%
                                                               -------------------------------------------
NEW                                                                   2.0%            N/A           14.9%
REDEVELOPMENT PROPERTIES                                              N/A             N/A           N/A
                                                               -------------------------------------------



                                                                                 Q203
                                                               -------------------------------------------
                                                               AVG BASE RENT    AVG % RENT      ADDITIONAL
                                                                      PSF(1)        PSF(1)     CHARGES PSF
                                                               -------------------------------------------
Crest Plaza Shopping Center                                       $ 15.21          $    -         $ 3.44
Festival at Exton                                                   16.29               -           3.91
The Commons at Magnolia                                             12.81            0.03           1.50
Rio Grande Mall                                                      5.89               -           0.25
South Blanding Village                                               8.90               -           2.61
Springfield Park I & II                                             17.64               -           6.38
                                                               -------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                    $ 13.63          $ 0.01         $ 3.12
                                                               -------------------------------------------

                                                               -------------------------------------------
WHOLLY OWNED PROPERTIES                                           $ 14.10          $ 0.01         $ 3.02
JOINT VENTURE PROPERTIES                                          $ 12.05          $    -         $ 3.46
                                                               -------------------------------------------
PRI-MANAGED                                                       $ 14.58          $ 0.01         $ 3.47
NON PRI-MANAGED                                                   $  5.89          $    -         $ 0.25
                                                               -------------------------------------------
SAME PROPERTIES/EXISTING                                          $ 13.30          $ 0.01         $ 3.05
NEW                                                               $ 15.21          $    -         $ 3.44
REDEVELOPMENT PROPERTIES                                          $     -          $    -         $   -
                                                               -------------------------------------------



(1) Base rent is actual for Q204. Additional charges and % rent are projections for 2004.


                                                                                                Q204
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------

Crest Plaza Shopping Center                                             96.2%            3.8%               93.4%           6.6%
Festival at Exton                                                       95.5%            4.5%               92.3%           7.7%
The Commons at Magnolia                                                 97.6%            2.4%               95.2%           4.8%
Rio Grande Mall                                                         99.6%            0.4%               97.8%           2.2%
South Blanding Village                                                  99.1%            0.9%               96.9%           3.1%
Springfield Park I & II                                                 90.9%            9.1%               73.5%          26.5%
                                                                    ----------------------------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                          96.5%            3.5%               91.4%           8.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                 97.0%            3.0%               93.9%           6.1%
JOINT VENTURE PROPERTIES                                                95.8%            4.2%               83.3%          16.7%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                             95.7%            4.3%               90.7%           9.3%
NON PRI-MANAGED                                                         99.6%            0.4%               97.8%           2.2%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                96.6%            3.4%               90.9%           9.1%
NEW                                                                     96.2%            3.8%               93.4%           6.6%
REDEVELOPMENT PROPERTIES                                                 0.0%            0.0%                0.0%           0.0%
                                                                    ----------------------------------------------------------------



                                                                                             OCCUPANCY
                                                                                       CHANGE IN % OCCUPANCY
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Crest Plaza Shopping Center                                             11.5%          -11.5%               19.9%         -19.9%
Festival at Exton                                                        0.0%            0.0%                0.0%           0.0%
The Commons at Magnolia                                                  0.0%            0.0%               -0.1%           0.1%
Rio Grande Mall                                                          0.0%            0.0%                0.0%           0.0%
South Blanding Village                                                   1.7%           -1.7%                5.5%          -5.5%
Springfield Park I & II                                                  0.0%            0.0%                0.0%           0.0%
                                                                    ----------------------------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                           1.8%           -1.8%                4.6%          -4.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                  3.0%           -3.0%                6.0%          -6.0%
JOINT VENTURE PROPERTIES                                                 0.0%            0.0%                0.0%           0.0%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                              2.4%           -2.4%                5.0%          -5.0%
NON PRI-MANAGED                                                          0.0%            0.0%                0.0%           0.0%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                 0.3%           -0.3%                0.7%          -0.7%
NEW                                                                     11.5%          -11.5%               19.9%         -19.9%
REDEVELOPMENT PROPERTIES                                                 0.0%            0.0%                0.0%           0.0%
                                                                    ----------------------------------------------------------------




                                                                                                Q203
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
Crest Plaza Shopping Center                                             84.7%           15.3%               73.5%          26.5%
Festival at Exton                                                       95.5%            4.5%               92.3%           7.7%
The Commons at Magnolia                                                 97.6%            2.4%               95.3%           4.7%
Rio Grande Mall                                                         99.6%            0.4%               97.8%           2.2%
South Blanding Village                                                  97.4%            2.6%               91.4%           8.6%
Springfield Park I & II                                                 90.9%            9.1%               73.5%          26.5%
                                                                    ----------------------------------------------------------------
STRIP CENTERS WEIGHTED AVERAGE                                          94.7%            5.3%               86.8%          13.2%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES                                                 94.0%            6.0%               87.9%          12.1%
JOINT VENTURE PROPERTIES                                                95.8%            4.2%               83.3%          16.7%
                                                                    ----------------------------------------------------------------
PRI-MANAGED                                                             93.3%            6.7%               85.6%          14.4%
NON PRI-MANAGED                                                         99.6%            0.4%               97.8%           2.2%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                96.3%            3.7%               90.2%           9.8%
NEW                                                                     84.7%           15.3%               73.5%          26.5%
REDEVELOPMENT PROPERTIES                                                 0.0%            0.0%                0.0%           0.0%


PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

RETAIL PORTFOLIO
(Includes Non-Anchor Owned Space)

                                                                              Q204
                                                            ------------------------------------------
                                                              AVG BASE    AVG % RENT    ADDITIONAL
                                                            RENT PSF (1)    PSF (1)   CHARGES PSF (1)
                                                            ------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                $ 22.36       $ 0.76        $  8.59
POWER CENTERS WEIGHTED AVERAGE                                 $ 15.39       $ 0.04        $  3.16
STRIP CENTERS WEIGHTED AVERAGE                                 $ 13.95       $    -        $  3.16
                                                            ------------------------------------------

                                                            ------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE (2)                          $ 21.03       $ 0.62        $  7.58
                                                            ------------------------------------------

                                                            ------------------------------------------
WHOLLY OWNED PROPERTIES  (2)                                   $ 21.61       $ 0.70        $  8.02
JOINT VENTURE PROPERTIES                                       $ 17.88       $ 0.22        $  5.21
                                                            ------------------------------------------
PRI-MANAGED  (2)                                               $ 21.60       $ 0.70        $  8.02
NON PRI-MANAGED                                                $ 17.88       $ 0.22        $  5.20
                                                            ------------------------------------------
SAME PROPERTIES/EXISTING                                       $ 17.83       $ 0.33        $  5.32
NEW                                                            $ 22.49       $ 0.76        $  8.61
REDEVELOPMENT PROPERTIES                                       $ 23.78       $ 1.34        $ 12.66
                                                            ------------------------------------------



                                                                            % CHANGE
                                                            ------------------------------------------
                                                              AVG BASE    AVG % RENT    ADDITIONAL
                                                            RENT PSF (1)    PSF (1)   CHARGES PSF (1)
                                                            ------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                 -14.6%        15.8%         -17.7%
POWER CENTERS WEIGHTED AVERAGE                                    1.8%         9.3%           2.7%
STRIP CENTERS WEIGHTED AVERAGE                                    2.3%      -100.0%           1.3%
                                                            ------------------------------------------

                                                            ------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE  (2)                           -5.2%        43.7%          -3.1%
                                                            ------------------------------------------

                                                            ------------------------------------------
WHOLLY OWNED PROPERTIES  (2)                                     -6.1%        39.1%          -2.9%
JOINT VENTURE PROPERTIES                                        -14.0%       -32.1%         -26.7%
                                                            ------------------------------------------
PRI-MANAGED  (2)                                                 -9.9%        35.4%         -11.2%
NON PRI-MANAGED                                                  -0.6%       -10.1%           3.4%
                                                            ------------------------------------------
SAME PROPERTIES/EXISTING                                          0.5%       -14.8%           4.0%
NEW                                                             -22.3%        48.3%         -27.9%
REDEVELOPMENT PROPERTIES                                          3.4%        22.0%          20.1%
                                                            ------------------------------------------



                                                                               Q203
                                                            ------------------------------------------
                                                              AVG BASE    AVG % RENT    ADDITIONAL
                                                            RENT PSF (1)    PSF (1)   CHARGES PSF (1)
                                                            ------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                $ 25.49      $  0.66        $ 10.01
POWER CENTERS WEIGHTED AVERAGE                                 $ 15.12      $  0.04        $  3.08
STRIP CENTERS WEIGHTED AVERAGE                                 $ 13.63      $  0.01        $  3.12
                                                            ------------------------------------------

                                                            ------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE  (2)                         $ 22.17      $  0.43        $  7.82
                                                            ------------------------------------------

                                                            ------------------------------------------
WHOLLY OWNED PROPERTIES  (2)                                   $ 23.01      $  0.50        $  8.26
JOINT VENTURE PROPERTIES                                       $ 20.80      $  0.32        $  7.10
                                                            ------------------------------------------
PPRI-MANAGED  (2)                                              $ 23.99      $  0.51        $  9.03
NON PRI-MANAGED                                                $ 17.98      $  0.25        $  5.03
                                                            ------------------------------------------
SAME PROPERTIES/EXISTING                                       $ 17.74      $  0.38        $  5.12
NEW                                                            $ 28.93      $  0.51        $ 11.95
REDEVELOPMENT PROPERTIES                                       $ 22.99      $  1.10        $ 10.55
                                                            ------------------------------------------

(1) Base rent is actual for Q204. Additional charges and % rent are projections for 2004.
(2) Prince Georges Plaza is classified as Redevelopment Property and is not included in the weighted average.


                                                                                                Q204
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                         90.2%             9.8%               85.6%         14.4%
POWER CENTERS WEIGHTED AVERAGE                                          98.0%             2.0%               96.8%          3.2%
STRIP CENTERS WEIGHTED AVERAGE                                          96.5%             3.5%               91.4%          8.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE  (1)                                  91.3%             8.7%               87.3%         12.7%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                             90.7%             9.3%               86.4%         13.6%
JOINT VENTURE PROPERTIES                                                95.7%             4.3%               92.8%          7.2%
                                                                    ----------------------------------------------------------------
PRI-MANAGED (1)                                                         90.7%             9.3%               86.3%         13.7%
NON PRI-MANAGED                                                         95.9%             4.1%               93.3%          6.7%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                95.2%             4.8%               91.1%          8.9%
NEW                                                                     89.8%            10.2%               85.8%         14.2%
REDEVELOPMENT PROPERTIES                                                88.8%            11.2%               92.9%          7.1%
                                                                    ----------------------------------------------------------------


                                                                                             OCCUPANCY
                                                                                       CHANGE IN % OCCUPANCY
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                             2.2%         -2.2%               -1.0%          1.0%
POWER CENTERS WEIGHTED AVERAGE                                              0.3%         -0.3%                0.5%         -0.5%
STRIP CENTERS WEIGHTED AVERAGE                                              1.8%         -1.8%                4.6%         -4.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE  (1)                                      0.5%         -0.5%               -2.1%          2.1%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                                 2.7%         -2.7%               -0.9%          0.9%
JOINT VENTURE PROPERTIES                                                   -0.4%          0.4%               -0.3%          0.3%
                                                                    ----------------------------------------------------------------
RI-MANAGED (1)                                                              1.8%         -1.8%               -1.1%          1.1%
NON PRI-MANAGED                                                            -0.7%          0.7%               -1.1%          1.1%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                    1.4%         -1.4%                0.4%         -0.4%
NEW                                                                         3.8%         -3.8%               -2.0%          2.0%
REDEVELOPMENT PROPERTIES                                                    0.6%         -0.6%                1.2%         -1.2%
                                                                    ----------------------------------------------------------------


                                                                                                Q203
                                                                    ----------------------------------------------------------------
                                                                       TOTAL             TOTAL          IN-LINE ONLY      IN-LINE
                                                                     W/ANCHOR %       W/ANCHOR %        (NON-ANCHOR)    (NON-ANCHOR)
                                                                       LEASED         AVAILABLE           % LEASED      % AVAILABLE
                                                                    ----------------------------------------------------------------
ENCLOSED MALLS WEIGHTED AVERAGE                                         88.0%            12.0%               86.6%         13.4%
POWER CENTERS WEIGHTED AVERAGE                                          97.7%             2.3%               96.4%          3.6%
STRIP CENTERS WEIGHTED AVERAGE                                          94.7%             5.3%               86.8%         13.2%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
RETAIL PORTFOLIO WEIGHTED AVERAGE  (1)                                  90.9%             9.1%               89.4%         10.6%
                                                                    ----------------------------------------------------------------

                                                                    ----------------------------------------------------------------
WHOLLY OWNED PROPERTIES (1)                                             88.0%            12.0%               87.3%         12.7%
JOINT VENTURE PROPERTIES                                                96.2%             3.8%               93.2%          6.8%
                                                                    ----------------------------------------------------------------
PRI-MANAGED (1)                                                         88.9%            11.1%               87.5%         12.5%
NON PRI-MANAGED                                                         96.6%             3.4%               94.4%          5.6%
                                                                    ----------------------------------------------------------------
SAME PROPERTIES/EXISTING                                                93.8%             6.2%               90.6%          9.4%
NEW                                                                     86.0%            14.0%               87.7%         12.3%
REDEVELOPMENT PROPERTIES                                                88.2%            11.8%               91.7%          8.3%
                                                                    ----------------------------------------------------------------

(1) Prince Georges Plaza is classified as Redevelopment Property and is not included in the weighted average.
* Westgate Anchor Pad consists of a 108,100 sf. Bon-Ton Store for which PREIT receives $307,003/yr ($2.84/sf) and is not included in the Occupancy and Rent reports.

PENNSYLVANIA REIT
QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                        [GRAPHIC OMITTED]      [GRAPHIC OMITTED]

PREIT SERVICES, LLC/PREIT-RUBIN INC.

PREIT Services, LLC and PREIT-RUBIN Inc. are the Trust's arms for comprehensive development and management of retail and commercial properties. PREIT-RUBIN Inc. provides third party management for 16 properties representing approximately 4.2 million gross leasable square feet. PREIT-RUBIN Inc. also provides third party owners with a full complement of management, leasing, asset management and development services.

SUMMARY OF PORTFOLIO SERVICES

                                 ----------------------------------------------------------------------------
                                                                JUNE 30, 2004
                                 ----------------------------------------------------------------------------
                                          RETAIL                OFFICE/INDUSTRIAL             TOTAL
                                 ----------------------------------------------------------------------------
                                      #          SQ FT           #         SQ FT        #          SQ FT
                                 ----------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                        47       29,501,868       4         254,791      51        29,756,659
Non-PREIT Owned (2)                    11        2,770,188       3         757,238      14         3,527,426
                                 ----------------------------------------------------------------------------
TOTAL                                  58       32,272,056       7       1,012,029      65        33,284,085
                                 ----------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                             -                        -               -       -                 -
Non-PREIT Owned                         1          503,716       1         119,482       2           623,198
                                 ----------------------------------------------------------------------------
TOTAL                                   1          503,716       1         119,482       2           623,198
                                 ----------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                             7        4,254,840       -               -       7         4,254,840
Non-PREIT Owned                         -                -       -               -       -                 -
                                 ----------------------------------------------------------------------------
TOTAL                                   7        4,254,840       -               -       7         4,254,840
                                 ----------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned                            54       33,756,708       4         254,791      58        34,011,499
Non-PREIT Owned                        12        3,273,904       4         876,720      16         4,150,624
                                 ----------------------------------------------------------------------------
TOTAL                                  66       37,030,612       8       1,131,511      74        38,162,123
                                 ----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                                                 MARCH 31, 2004
-------------------------------------------------------------------------------------------------------------
                                             RETAIL               OFFICE/INDUSTRIAL             TOTAL
-------------------------------------------------------------------------------------------------------------
                                        #         SQ FT            #        SQ FT        #        SQ FT
-------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                         47        29,151,021       4        254,791      51       29,405,812
Non-PREIT Owned (2)                     12         3,455,442       3        757,238      15        4,212,680
-------------------------------------------------------------------------------------------------------------
TOTAL                                   59        32,606,463       7      1,012,029      66       33,618,492
-------------------------------------------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                              -                         -              -       -                -
Non-PREIT Owned                          1           503,716       1        119,482       2          623,198
-------------------------------------------------------------------------------------------------------------
TOTAL                                    1           503,716       1        119,482       2          623,198
-------------------------------------------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                              7         4,259,253       -              -       7        4,259,253
Non-PREIT Owned                          -                 -       -              -       -                -
-------------------------------------------------------------------------------------------------------------

TOTAL                                    7         4,259,253       -              -       7        4,259,253
-------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned                             54        33,410,274       4        254,791      58       33,665,065
Non-PREIT Owned                         13         3,959,158       4        876,720      17        4,835,878
-------------------------------------------------------------------------------------------------------------
TOTAL                                   67        37,369,432       8      1,131,511      75       38,500,943
-------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                         NET GAIN (LOSS) IN CONTRACTS
---------------------------------------------------------------------------------------------------------------
                                             RETAIL                 OFFICE/INDUSTRIAL           TOTAL
---------------------------------------------------------------------------------------------------------------
                                      #               SQ FT         #            SQ FT     #          SQ FT
---------------------------------------------------------------------------------------------------------------
MANAGED PORTFOLIO
PREIT-Owned (1)                         -               350,847      -            -         -          350,847
Non-PREIT Owned (2)                   (1)             (685,254)      -            -       (1)         (685,254)
---------------------------------------------------------------------------------------------------------------
TOTAL                                 (1)             (334,407)      -            -       (1)         (334,407)
---------------------------------------------------------------------------------------------------------------

LEASED PORTFOLIO
PREIT-Owned                             -                    -       -            -         -                -
Non-PREIT Owned                         -                    -       -            -         -                -
---------------------------------------------------------------------------------------------------------------
TOTAL                                   -                    -       -            -         -                -
---------------------------------------------------------------------------------------------------------------

ASSET MANAGED PORTFOLIO
PREIT-Owned                             -               (4,413)      -            -         -           (4,413)
Non-PREIT Owned                         -                     -      -            -         -                -
---------------------------------------------------------------------------------------------------------------
TOTAL                                   -               (4,413)      -            -         -           (4,413)
---------------------------------------------------------------------------------------------------------------

TOTAL PORTFOLIO
PREIT-Owned
Non-PREIT Owned                         -               346,434      -            -          -         346,434
                                      (1)             (685,254)      -            -         (1)       (685,254)
---------------------------------------------------------------------------------------------------------------
TOTAL                                 (1)             (338,820)      -            -         (1)       (338,820)
---------------------------------------------------------------------------------------------------------------

(1) The increase in PREIT Owned GLA is a result of the acquisition of The Gallery at Market East II, Philadelphia, PA.
(2) The decrease in Non-PREIT Owned GLA is a result of the discontinuance of the management of Swansea Mall, Swansea, MA.

PENNSYLVANIA REIT
FLASH REPORT (JUNE 30, 2004)
----------------------------
QUARTERLY COMPARISON
--------------------
FINANCIAL STATEMENT
                                         [GRAPHIC OMITTED]     [GRAPHIC OMITTED]

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Q2 04
                                                                                    (3 MONTHS ENDED 6/30/04)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CORPORATE/OTHER
                                                                       RETAIL            PROPERTIES           TOTAL         % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                           $21,008,465            $96,831        $21,105,296          4.0%
New                                                                   84,104,791                  -         84,104,791           N/A
Redevelopment                                                          3,475,966                  -          3,475,966           N/A
Discontinued Operations                                                        -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                           108,589,222             96,831        108,686,053        110.8%
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority interest in properties):
Same Store                                                             5,674,065             12,275          5,686,340          3.1%
New                                                                   34,108,456                  -         34,108,456           N/A
Redevelopment                                                            997,778                  -            997,778           N/A
Discontinued Operations                                                        -                                     -       -100.0%
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                              40,780,299             12,275         40,792,574        114.6%
------------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                            15,334,400             84,556         15,418,956          4.3%
New                                                                   49,996,335                  -         49,996,335           N/A
Redevelopment                                                          2,478,188                  -          2,478,188           N/A
Discontinued Operations                                                        -                  -                  -       -100.0%
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                                   67,808,923             84,556         67,893,479        108.6%
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                                     -          1,736,239          1,736,239        -52.5%
Interest Income                                                                -            432,403            432,403        123.9%
General & Administrative
Corporate Payroll                                                              -        (6,204,872)        (6,204,872)         57.2%
Other G&A Expenses                                                             -        (5,572,969)        (5,572,969)         56.1%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                        67,808,923         (9,524,643)         58,284,280        101.8%
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                    (19,232,959)        (1,576,215)       (20,809,174)         48.9%
Depreciation and Amortization                                       (24,796,584)           (12,540)       (24,809,124)        198.2%
Gain(loss) on Sale of Interests in RE                                          -                                     -           N/A
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                               -                  -                  -           N/A
Minority Interest of O.P. Unitholders                                          -          (221,615)          (221,615)           N/A
Gain(loss) on Disposition of Discontinued Operations                                              -                  -           N/A
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                  -          (221,615)          (221,615)           N/A
------------------------------------------------------------------------------------------------------------------------------------

Extraordinary item(Loss on early extinguishment of debt)                       -                  -                  -           N/A
Minority Interest of O.P. Unit Holders                                         -        (1,052,624)        (1,052,624)         27.8%
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                            23,779,380       (12,387,637)         11,391,743        -92.1%
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                                    -                  -                  -           N/A
Depreciation and Amor. of Real Estate                                 24,796,584           (52,460)         24,744,124        197.4%
Dividends on preferred shares                                                           (3,403,125)        (3,403,125)           N/A
FFO Adjustments                                                                -          1,274,239          1,274,239        -92.2%
------------------------------------------------------------------------------------------------------------------------------------
FFO                                                                   48,575,964       (14,568,983)         34,006,981        129.1%
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                   (1,218,075)                  -        (1,218,075)         99.0%
Recurring Capital Expenditures                                       (1,449,365)                  -        (1,449,365)         90.3%
Tenant allowances                                                      (950,906)                             (950,906)           N/A
Amortization of debt premium                                         (4,848,163)                           (4,848,163)
Amortization of above-and below market lease intangibles                 202,727                               202,727           N/A
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                                  $40,312,182       (14,568,983)        $25,743,199        107.0%
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                           $ 21,612,938        131.1%
Share Price (at close)                                                                                          $34.25         14.4%
Weighted Average Number of Shares                                                                           35,516,772        113.8%
WA number of Shares and O.P. Units                                                                          39,545,664        112.4%
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                     $0.22        -97.4%
FFO/SHARE AND O.P. UNITS                                                                                         $0.86          7.8%
FAD/SHARE AND O.P. UNITS                                                                                         $0.65         -2.6%
DIVIDEND/SHARE AND O.P. UNITS                                                                                    $0.54          5.9%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Q2 03
                                                                                     (3 MONTHS ENDED 6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     CORPORATE/OTHER
                                                                        RETAIL        MULTIFAMILY      PROPERTIES              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:
Same Store                                                           $20,215,119                 $0          $83,421    $ 20,298,540
New                                                                   17,591,232                  -                -      17,591,232
Redevelopment                                                          3,030,522                  -                -       3,030,522
Discontinued Operations                                                        -         10,640,834                -      10,640,834
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                            40,836,873         10,640,834           83,421      51,561,128
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses (includes minority interest in properties):
Same Store                                                             5,512,208                  -            4,695       5,516,903
New                                                                    7,232,724                  -                -       7,232,724
Redevelopment                                                            995,363                  -                -         995,363
Discontinued Operations                                                        -          5,263,362                        5,263,362
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                              13,740,295          5,263,362            4,695      19,008,352
------------------------------------------------------------------------------------------------------------------------------------
NOI:
Same Store                                                            14,702,911                  -           78,726      14,781,637
New                                                                   10,358,508                  -                -      10,358,508
Redevelopment                                                          2,035,159                  -                -       2,035,159
Discontinued Operations                                                        -          5,377,472                        5,377,472
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                                   27,096,578          5,377,472           78,726      32,552,776
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):
Management Company Revenue                                                     -                  -        3,654,460       3,654,460
Interest Income                                                                -                  -          193,127         193,127
General & Administrative
Corporate Payroll                                                              -                  -      (3,948,117)     (3,948,117)
Other G&A Expenses                                                             -                  -      (3,569,291)     (3,569,291)
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                         27,096,578          5,377,472      (3,591,095)      28,882,955
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                    (12,088,601)        (1,886,514)                -    (13,975,115)
Depreciation and Amortization                                        (8,306,203)                  -         (12,915)     (8,319,118)
Gain(loss) on Sale of Interests in RE                                   (79,800)          4,401,603                -       4,321,803
DISCONTINUED OPERATIONS
Income from Disposed Real Estate                                               -                  -                -               -
Minority Interest of O.P. Unitholders                                          -                  -     (15,649,831)    (15,649,831)
Gain(loss) on Disposition of Discontinued Operations                           -        150,200,805                -     150,200,805
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                  -        150,200,805     (15,649,831)     134,550,974
------------------------------------------------------------------------------------------------------------------------------------

Extraordinary item(Loss on early extinguishment of debt)                                          -                -               -
Minority Interest of O.P. Unit Holders                                         -                  -        (823,758)       (823,758)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                             6,621,974        158,093,366     (20,077,599)     144,637,741
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                               79,800      (154,602,408)                -   (154,522,608)
Depreciation and Amor. of Real Estate                                  8,306,203                  -           12,915       8,319,118
Dividends on preferred shares
FFO Adjustments                                                                -                  -       16,408,589      16,408,589
------------------------------------------------------------------------------------------------------------------------------------
FFO                                                                   15,007,977          3,490,958      (3,656,095)      14,842,840
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                     (612,136)                  -                -       (612,136)
Recurring Capital Expenditures                                          (86,078)          (675,455)                -       (761,533)
Tenant allowances                                                       (44,568)                                            (44,568)
Amortization of debt premium                                         (1,117,767)                                         (1,117,767)
Amortization of above-and below market lease intangibles                 130,174                  -                -         130,174
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                                  $13,277,602         $2,815,503      (3,656,095)    $ 12,437,010
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                         $  9,352,573
Share Price (at close)                                                                                                        $29.95
Weighted Average Number of Shares                                                                                         16,615,576
WA number of Shares and O.P. Units                                                                                        18,614,284
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                                   $8.70
FFO/SHARE AND O.P. UNITS                                                                                                       $0.80
FAD/SHARE AND O.P. UNITS                                                                                                       $0.67
DIVIDEND/SHARE AND O.P. UNITS                                                                                                  $0.51
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Q2 04
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      CORPORATE/OTHER
                                                                       RETAIL            PROPERTIES           TOTAL         % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                                $2,593,918,861        $30,998,858     $2,624,917,719        111.8%
Accumulated Depreciation                                           (147,408,428)        (2,101,851)      (149,510,279)         35.9%
Advances to Partnership and JVs                                                -                  -                  -       -100.0%
Other Assets                                                         278,462,166         57,541,799        336,003,965        146.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      $2,724,972,599        $86,438,806     $2,811,411,405        121.9%
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                    $1,376,148,003         $        -     $1,376,148,003         96.9%
Line of Credit                                                                 -        219,000,000        219,000,000         85.8%
Acquisition Term Loan & Unsecured Line of Credit                               -                  -                  -           N/A
Other Liabilities                                                     48,303,528         30,769,062         79,072,590         81.7%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                 $1,424,451,531       $249,769,062     $1,674,220,593         90.1%
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                     $4,247,705       $129,841,319       $134,089,024        116.9%
Total Shareholders Equity                                                      -      1,003,101,788      1,003,101,788        209.0%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                          $1,428,699,236     $1,382,712,169     $2,811,411,405        121.9%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Q2 03
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     CORPORATE/OTHER
                                                                        RETAIL        MULTIFAMILY      PROPERTIES              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                                $1,151,324,700       $72,410,503      $15,664,644   $1,239,399,847
Accumulated Depreciation                                            (86,614,873)      (21,379,445)      (2,051,443)    (110,045,761)
Advances to Partnership and JVs                                                -                 -        1,200,000        1,200,000
Other Assets                                                         102,071,918         2,620,458       31,877,834      136,570,210
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      $1,166,781,745       $53,651,516      $46,691,035   $1,267,124,296
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                      $661,629,178       $37,335,540        $       -     $698,964,718
Line of Credit                                                        87,553,496                 -       30,346,504      117,900,000
Acquisition Term Loan & Unsecured Line of Credit                      20,249,935                 -                -       20,249,935
Other Liabilities                                                     24,849,397         1,299,939       17,373,054       43,522,390
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   $794,282,006       $38,635,479      $47,719,558     $880,637,043
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                     $5,680,717                 -      $56,147,376      $61,828,093
Total Shareholders Equity                                                      -                 -      324,659,160      324,659,160
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                            $799,962,723       $38,635,479     $428,526,094   $1,267,124,296
------------------------------------------------------------------------------------------------------------------------------------

RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Q2 04                     Change                      Q2 03
------------------------------------------------------------------------------------------------------------------------------------
NOI/Investment in Real Estate                                             2.6%                      0.0%                        2.6%
Total Dividends/Total FFO                                                63.6%                      0.5%                       63.0%
Dividends/FFO per share                                                  62.8%                     -1.2%                       64.0%
------------------------------------------------------------------------------------------------------------------------------------

NOTE: RECONCILIATION TO GAAP IS ON PAGES 32 TO 35.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

BALANCE SHEET-RECONCILIATION TO GAAP
(Wholly Owned vs. JVs)

                                                                 -------------------------------------------------------------------
                                                                                            JUNE 30, 2004
                                                                 -------------------------------------------------------------------
                                                                     COMBINED              ADJUSTMENTS TO                SUBTOTAL
                                                                     TOTAL (1)              EQUITY METHOD
                                                                 -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                           $ 2,593,918,861           $ (136,339,792)           $ 2,457,579,069
     Multifamily Properties                                                    -                         -                         -
     Industrial Properties                                             2,504,211                         -                 2,504,211
     Lend Held for Development                                         9,469,893                         -                 9,469,893
     Construction In Progress                                         19,024,754               (1,505,540)                17,519,214
                                                                 -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                         2,624,917,719             (137,845,332)             2,487,072,387
     Accumulated Depreciation                                      (149,510,279)                32,847,127             (116,663,152)
                                                                 -------------------------------------------------------------------
Net Real Estate                                                    2,475,407,440             (104,998,205)             2,370,409,235
                                                                 -------------------------------------------------------------------

Investment in and advances to Partnerships and JVs                             -                31,622,774                31,622,774

                                                                 -------------------------------------------------------------------
                                                                   2,475,407,440              (73,375,431)             2,402,032,009
                                                                 -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                        32,002,089               (5,848,731)                26,153,358
     Rents and Other Receivables                                      31,451,428               (7,857,715)                23,593,713
     Assets held for sale (2)                                         37,190,718                         -                37,190,718
     Intangible Assets (3)                                           171,119,121                         -               171,119,121
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets              64,240,609              (10,795,530)                53,445,079
                                                                 -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                          336,003,965              (24,501,976)               311,501,989
                                                                 -------------------------------------------------------------------
TOTAL ASSETS                                                       2,811,411,405              (97,877,407)             2,713,533,998
                                                                 -------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                        1,310,372,560             (108,594,598)             1,201,777,962
     Mortgage Debt Premium (4)                                        65,775,443                         -                65,775,443
     Bank Loans Payable                                              219,000,000                         -               219,000,000
     Acquisition Term Loan & Unsecured Line of Credit                          -                         -                         -
     Assets held for sale                                              4,261,351                         -                 4,261,351
     Other Liabilities (5)                                            74,811,239                10,717,191                85,528,430
                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,674,220,593              (97,877,407)             1,576,343,186
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
Minority Interest                                                    134,089,024                         -               134,089,024
                                                                 -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                          35,938,305                         -                35,938,305
     Preferred Shares $0.01 Par                                           24,750                         -                    24,750
     Capital Contributed in Excess of Par                            887,921,188                         -               887,921,188
     Restricted Stock                                                (9,618,821)                         -               (9,618,821)
     Other Comprehensive Income                                      (1,886,164)                         -               (1,886,164)
     Retained Earnings (Distributions in Excess of Net Income)        90,722,530                         -                90,722,530
                                                                 -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                         1,003,101,788                         -             1,003,101,788
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 2,811,411,405            $ (97,877,407)           $ 2,713,533,998
                                                                 -------------------------------------------------------------------




                                                                                            ----------------------------------------
                                                                                                        JUNE 30, 2004
                                                                                            ----------------------------------------
                                                                                             ASSETS HELD                 TOTAL
                                                                                               FOR SALE
                                                                                            ----------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                                                      $ (96,332,783)           $ 2,361,246,286
     Multifamily Properties                                                                              -                         -
     Industrial Properties                                                                               -                 2,504,211
     Lend Held for Development                                                                           -                 9,469,893
     Construction In Progress                                                                            -                17,519,214
                                                                                            ----------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                                                    (96,332,783)             2,390,739,604
     Accumulated Depreciation                                                                            -             (116,663,152)
                                                                                            ----------------------------------------
Net Real Estate                                                                               (96,332,783)             2,274,076,452
                                                                                            ----------------------------------------

Investment in and advances to Partnerships and JVs                                                       -                31,622,774

                                                                                            ----------------------------------------
                                                                                              (96,332,783)             2,305,699,226
                                                                                            ----------------------------------------
Other Assets:
     Cash and Cash Equivalents                                                                                            26,153,358
     Rents and Other Receivables                                                                         -                23,593,713
     Assets held for sale (2)                                                                   96,332,783               133,523,501
     Intangible Assets (3)                                                                               -               171,119,121
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets                                                                  53,445,079
                                                                                            ----------------------------------------
         TOTAL OTHER ASSETS                                                                     96,332,783               407,834,772
                                                                                            ----------------------------------------
TOTAL ASSETS                                                                                             -             2,713,533,998
                                                                                            ----------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                                                   (59,780,197)             1,141,997,765
     Mortgage Debt Premium (4)                                                                 (3,882,426)                61,893,017
     Bank Loans Payable                                                                                  -               219,000,000
     Acquisition Term Loan & Unsecured Line of Credit                                                    -                         -
     Assets held for sale                                                                       63,662,623                67,923,974
     Other Liabilities (5)                                                                                                85,528,430
                                                                                            ----------------------------------------
TOTAL LIABILITIES                                                                                        -             1,576,343,186
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
Minority Interest                                                                                        -               134,089,024
                                                                                            ----------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                                             -                35,938,305
     Preferred Shares $0.01 Par                                                                          -                    24,750
     Capital Contributed in Excess of Par                                                                -               887,921,188
     Restricted Stock                                                                                    -               (9,618,821)
     Other Comprehensive Income                                                                          -               (1,886,164)
     Retained Earnings (Distributions in Excess of Net Income)                                           -                90,722,530
                                                                                            ----------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                               -             1,003,101,788
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                  $            -           $ 2,713,533,998
                                                                                            ----------------------------------------



                                                                 -------------------------------------------------------------------
                                                                                        DECEMBER 31, 2003
                                                                 -------------------------------------------------------------------
                                                                     COMBINED            ADJUSTMENTS TO                  SUBTOTAL
                                                                     TOTAL (1)            EQUITY METHOD
                                                                 -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                           $ 2,515,861,018           $ (133,107,107)            $2,382,753,911
     Multifamily Properties                                                    -                         -                         -
     Industrial Properties                                             2,504,211                         -                 2,504,211
     Lend Held for Development
     Construction In Progress                                         21,736,991               (1,506,178)                20,230,813
                                                                 -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                         2,540,102,220             (134,613,285)             2,405,488,935
     Accumulated Depreciation                                      (110,068,351)                31,652,085              (78,416,266)
                                                                 -------------------------------------------------------------------
Net Real Estate                                                    2,430,033,869             (102,961,200)             2,327,072,669
                                                                 -------------------------------------------------------------------

Investment in and advances to Partnerships and JVs                             -                29,166,089                29,166,089

                                                                 -------------------------------------------------------------------
                                                                   2,430,033,869              (73,795,111)             2,356,238,758
                                                                 -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                        46,883,041               (3,905,956)                42,977,085
     Rents and Other Receivables                                      35,665,968               (7,991,132)                27,674,836
     Assets held for sale (2)                                         37,686,662                         -                37,686,662
     Intangible Assets (3)                                           181,544,375                         -               181,544,375
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets              67,358,715              (11,942,821)                55,415,894
                                                                 -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                          369,138,761              (23,839,909)               345,298,852
                                                                 -------------------------------------------------------------------
TOTAL ASSETS                                                       2,799,172,630              (97,635,020)             2,701,537,610
                                                                 -------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                        1,320,774,295             (109,581,659)             1,211,192,636
     Mortgage Debt Premium (4)                                        75,488,243                                        75,488,243
     Bank Loans Payable                                              170,000,000                         -               170,000,000
     Acquisition Term Loan & Unsecured Line of Credit                          -                         -                         -
     Assets held for sale                                              5,840,385                         -                 5,840,385
     Other Liabilities (5)                                            90,784,568                11,946,639               102,731,207
                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES                                                  1,662,887,491              (97,635,020)             1,565,252,471
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
Minority Interest                                                    112,651,526                         -               112,651,526
                                                                 -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                          35,544,280                         -                35,544,280
     Preferred Shares $0.01 Par                                           24,750                         -                    24,750
     Capital Contributed in Excess of Par                            877,444,615                         -               877,444,615
     Restricted Stock                                                (3,195,777)                         -               (3,195,777)
     Other Comprehensive Income                                      (2,005,840)                         -               (2,005,840)
     Retained Earnings (Distributions in Excess of Net Income)       115,821,585                         -               115,821,585
                                                                 -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                         1,023,633,613                         -             1,023,633,613
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $2,799,172,630            $ (97,635,020)            $2,701,537,610
                                                                 -------------------------------------------------------------------


                                                                                            ----------------------------------------
                                                                                                       DECEMBER 31, 2003
                                                                                            ----------------------------------------
                                                                                             ASSETS HELD                 TOTAL
                                                                                               FOR SALE
                                                                                            ----------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                                                      $(118,887,475)           $ 2,263,866,436
     Multifamily Properties                                                                                                        -
     Industrial Properties                                                                               -                 2,504,211
     Lend Held for Development
     Construction In Progress                                                                            -                20,230,813
                                                                                            ----------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                                                   (118,887,475)             2,286,601,460
     Accumulated Depreciation                                                                                           (78,416,266)
                                                                                            ----------------------------------------
Net Real Estate                                                                              (118,887,475)             2,208,185,194
                                                                                            ----------------------------------------

Investment in and advances to Partnerships and JVs                                                       -                29,166,089

                                                                                            ----------------------------------------
                                                                                             (118,887,475)             2,237,351,283
                                                                                            ----------------------------------------
Other Assets:
     Cash and Cash Equivalents                                                                           -                42,977,085
     Rents and Other Receivables                                                                         -                27,674,836
     Assets held for sale (2)                                                                  118,887,475               156,574,137
     Intangible Assets (3)                                                                               -               181,544,375
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets                                                 -                55,415,894
                                                                                            ----------------------------------------
         TOTAL OTHER ASSETS                                                                    118,887,475               464,186,327
                                                                                            ----------------------------------------
TOTAL ASSETS                                                                                             -             2,701,537,610
                                                                                            ----------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                                                   (61,138,707)             1,150,053,929
     Mortgage Debt Premium (4)                                                                 (4,361,443)                71,126,800
     Bank Loans Payable                                                                                  -               170,000,000
     Acquisition Term Loan & Unsecured Line of Credit                                                    -                         -
     Assets held for sale                                                                       65,500,150                71,340,535
     Other Liabilities (5)                                                                               -               102,731,207
                                                                                            ----------------------------------------
TOTAL LIABILITIES                                                                                        -             1,565,252,471
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
Minority Interest                                                                                        -               112,651,526
                                                                                            ----------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                                             -                35,544,280
     Preferred Shares $0.01 Par                                                                          -                    24,750
     Capital Contributed in Excess of Par                                                                -               877,444,615
     Restricted Stock                                                                                    -               (3,195,777)
     Other Comprehensive Income                                                                          -               (2,005,840)
     Retained Earnings (Distributions in Excess of Net Income)                                           -               115,821,585
                                                                                            ----------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                               -             1,023,633,613
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                        $      -           $ 2,701,537,610
                                                                                            ----------------------------------------




                                                                 -------------------------------------------------------------------
                                                                                            JUNE 30, 2003
                                                                 -------------------------------------------------------------------
                                                                     COMBINED              ADJUSTMENTS TO                SUBTOTAL
                                                                     TOTAL (1)              EQUITY METHOD
                                                                 -------------------------------------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                           $ 1,151,324,700           $ (197,499,583)            $  953,825,117
     Multifamily Properties                                           72,410,503               (5,947,802)                66,462,701
     Industrial Properties                                             2,504,211                         -                 2,504,211
     Lend Held for Development
     Construction In Progress                                         13,160,433               (1,559,524)                11,600,909
                                                                 -------------------------------------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                         1,239,399,847             (205,006,909)             1,034,392,938
     Accumulated Depreciation                                      (110,045,761)                43,479,796              (66,565,965)
                                                                 -------------------------------------------------------------------
Net Real Estate                                                    1,129,354,086             (161,527,113)               967,826,973
                                                                 -------------------------------------------------------------------

Investment in and advances to Partnerships and JVs                     1,200,000                28,494,542                29,694,542

                                                                 -------------------------------------------------------------------
                                                                   1,130,554,086             (133,032,571)               997,521,515
                                                                 -------------------------------------------------------------------
Other Assets:
     Cash and Cash Equivalents                                        15,035,033               (6,323,226)                 8,711,807
     Rents and Other Receivables                                      22,922,514               (9,022,617)                13,899,897
     Assets held for sale (2)                                          1,431,668                    44,036                 1,475,704
     Intangible Assets (3)                                            45,494,357                         -                45,494,357
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets              51,686,638              (12,776,852)                38,909,786
                                                                 -------------------------------------------------------------------
         TOTAL OTHER ASSETS                                          136,570,210              (28,078,659)               108,491,551
                                                                 -------------------------------------------------------------------
TOTAL ASSETS                                                       1,267,124,296             (161,111,230)             1,106,013,066
                                                                 -------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
     Mortgage Notes Payable                                          679,352,244             (155,488,042)               523,864,202
     Mortgage Debt Premium (4)                                        19,612,474                         -                19,612,474
     Bank Loans Payable                                              117,900,000                         -               117,900,000
     Acquisition Term Loan & Unsecured Line of Credit                 20,249,935                         -                20,249,935
     Assets held for sale                                              1,299,939                 (179,955)                 1,119,984
     Other Liabilities (5)                                            42,222,451               (5,443,233)                36,779,218
                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES                                                    880,637,043             (161,111,230)               719,525,813
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
Minority Interest                                                     61,828,093                         -                61,828,093
                                                                 -------------------------------------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                          16,837,304                         -                16,837,304
     Preferred Shares $0.01 Par
     Capital Contributed in Excess of Par                            220,081,547                         -               220,081,547
     Restricted Stock                                                (3,121,496)                         -               (3,121,496)
     Other Comprehensive Income                                      (3,238,850)                         -               (3,238,850)
     Retained Earnings (Distributions in Excess of Net Income)        94,100,655                         -                94,100,655
                                                                 -------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                           324,659,160                         -               324,659,160
                                                                 -------------------------------------------------------------------

                                                                 -------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                       $ 1,267,124,296           $ (161,111,230)           $ 1,106,013,066
                                                                 -------------------------------------------------------------------



                                                                                            ----------------------------------------
                                                                                                          JUNE 30, 2003
                                                                                            ----------------------------------------
                                                                                             ASSETS HELD                 TOTAL
                                                                                               FOR SALE
                                                                                            ----------------------------------------
ASSETS
Investments in Real Estate, at cost
     Retail Properties                                                                      $            -            $  953,825,117
     Multifamily Properties                                                                   (66,462,701)                         -
     Industrial Properties                                                                               -                 2,504,211
     Lend Held for Development
     Construction In Progress                                                                            -                11,600,909
                                                                                            ----------------------------------------
          TOTAL INVESTMENTS IN REAL ESTATE                                                    (66,462,701)               967,930,237
     Accumulated Depreciation                                                                   17,578,164              (48,987,801)
                                                                                            ----------------------------------------
Net Real Estate                                                                               (48,884,537)               918,942,436
                                                                                            ----------------------------------------

Investment in and advances to Partnerships and JVs                                                       -                29,694,542

                                                                                            ----------------------------------------
                                                                                              (48,884,537)               948,636,978
                                                                                            ----------------------------------------
Other Assets:
     Cash and Cash Equivalents                                                                           -                 8,711,807
     Rents and Other Receivables                                                                         -                13,899,897
     Assets held for sale (2)                                                                   48,884,537                50,360,241
     Intangible Assets (3)                                                                               -                45,494,357
     Deferred Costs, Prepaid Taxes & Exp. & Other Assets                                                 -                38,909,786
                                                                                            ----------------------------------------
         TOTAL OTHER ASSETS                                                                     48,884,537               157,376,088
                                                                                            ----------------------------------------
TOTAL ASSETS                                                                                             -             1,106,013,066
                                                                                            ----------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
     Mortgage Notes Payable                                                                   (33,888,117)               489,976,085
     Mortgage Debt Premium (4)                                                                           -                19,612,474
     Bank Loans Payable                                                                                  -               117,900,000
     Acquisition Term Loan & Unsecured Line of Credit                                                    -                20,249,935
     Assets held for sale                                                                       33,888,117                35,008,101
     Other Liabilities (5)                                                                               -                36,779,218
                                                                                            ----------------------------------------
TOTAL LIABILITIES                                                                                        -               719,525,813
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
Minority Interest                                                                                        -                61,828,093
                                                                                            ----------------------------------------
Shareholders' Equity:
     Shares of Beneficial Interest at $1 Par                                                             -                16,837,304
     Preferred Shares $0.01 Par
     Capital Contributed in Excess of Par                                                                -               220,081,547
     Restricted Stock                                                                                    -               (3,121,496)
     Other Comprehensive Income                                                                          -               (3,238,850)
     Retained Earnings (Distributions in Excess of Net Income)                                           -                94,100,655
                                                                                            ----------------------------------------
TOTAL SHAREHOLDERS' EQUITY                                                                               -               324,659,160
                                                                                            ----------------------------------------

                                                                                            ----------------------------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                  $            -            $1,106,013,066
                                                                                            ----------------------------------------

(1) Includes PREIT's percent of JVs that is "grossed up" to reflect the Company's share of the Total Assets and Liabilities of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.
(2) During the first quarter of 2004, PREIT reallocated approximately $20 million of the amount originally allocated to the non-core properties to the other properties acquired in the Crown merger.
(3) Includes value of acquired in-place leases and above-market value of leases recorded in connection with the acquisition of properties in 2002 and 2003. Purchase accounting rules require a purchaser to separately value the leases that are in place at the acquisition date, as well as the above- or below-market values of the leases.
(4) Represents premium that is recorded in connection with debt assumed when a property is purchased. The debt is marked to market at the acquisition date and the premium is amortized through interest expense over the remaining term of the debt.
(5) For Wholly Owned Properties, Other Liabilities includes Tenant Deposits and Deferred Rents, Accrued Pension and Retirement Benefits, Accrued Expenses and Other Liabilities including Deficit JV Investments.

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

INCOME STATEMENT-RECONCILIATION TO GAAP (1)

QUARTERLY COMPARISON

(Wholly Owned vs. JV's)


                                                                                                    Q2 04
                                                                                           (3 MONTHS ENDED 6/30/04)
                                                                  ------------------------------------------------------------------
                                                                      COMBINED              ADJUSTMENTS TO                SUBTOTAL
                                                                       TOTAL(2)              EQUITY METHOD
                                                                  ------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                                     $   70,940,473            $  (5,295,006)            $   65,645,467
Straight-Lining of Base Rents                                          1,218,075                  (11,480)                 1,206,595
Percentage Rents                                                       1,295,602                   102,372                 1,397,974
Expense Reimbursables                                                 31,793,289               (1,716,739)                30,076,550
Lease Termination                                                        983,379                         -                   983,379
Other Real Estate Revenues                                             2,455,235                 (254,498)                 2,200,737
                                                                  ------------------------------------------------------------------
TOTAL REVENUES                                                       108,686,053               (7,175,351)               101,510,702
                                                                  ------------------------------------------------------------------

REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                             30,069,288               (1,700,315)                28,368,973
Real Estate Taxes                                                     10,503,902                 (513,124)                 9,990,778
Minority Interest in properties                                          219,384                         -                   219,384
                                                                  ------------------------------------------------------------------
TOTAL EXPENSES                                                        40,792,574               (2,213,439)                38,579,135
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
NET OPERATING INCOME                                                  67,893,479               (4,961,912)                62,931,567
                                                                  ------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                             1,736,239                         -                 1,736,239
Interest Income                                                          432,403                         -                   432,403
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                                    (6,204,872)                         -               (6,204,872)
Other G&A Expenses                                                   (5,572,969)                         -               (5,572,969)
                                                                  ------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                         58,284,280               (4,961,912)                53,322,368
                                                                  ------------------------------------------------------------------
Interest Expense (1)                                                (20,809,174)                 2,171,992              (18,637,182)
Depreciation & Amortization                                         (24,809,124)                 1,141,390              (23,667,734)
                                                                  ------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                       (45,618,298)                 3,313,382              (42,304,916)
                                                                  ------------------------------------------------------------------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS                                                         1,648,530                 1,648,530
                                                                  ------------------------------------------------------------------
Gains (losses) on sales of interests in Real Estate                            -                         -                         -
                                                                  ------------------------------------------------------------------
Income before Minority Interest                                       12,665,982                         -                12,665,982
                                                                  ------------------------------------------------------------------
Minority Interest of O.P. Unitholders                                (1,052,624)                         -               (1,052,624)
                                                                  ------------------------------------------------------------------
Income from Operations                                                11,613,358                         -                11,613,358
                                                                  ------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations                                            -                         -                         -
Equity in Income of partnerships and JVs
Minority interest in properties
Minority Interest of O.P. Unitholders                                  (221,615)                         -                 (221,615)
Gain (losses) on Disposition of Discontinued Operations                        -                         -                         -
                                                                  ------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                          (221,615)                         -                 (221,615)
                                                                  ------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                       -                         -                         -
                                                                  ------------------------------------------------------------------
NET INCOME                                                        $   11,391,743                 $       -            $   11,391,743
                                                                  ------------------------------------------------------------------


                                                                                      Q2 04
                                                                           (3 MONTHS ENDED 6/30/04)
                                                                  ----------------------------------------        ------------------
                                                                    ASSETS HELD                                         TOTAL %
                                                                      FOR SALE                  TOTAL                   CHANGE
                                                                  ----------------------------------------        ------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                                     $  (4,754,955)            $   60,890,512                    189.8%
Straight-Lining of Base Rents                                           (67,660)                 1,138,935                    104.1%
Percentage Rents                                                        (86,681)                 1,311,293                    538.6%
Expense Reimbursables                                                (2,070,124)                28,006,426                    213.5%
Lease Termination                                                       (22,410)                   960,969                       N/A
Other Real Estate Revenues                                             (131,461)                 2,069,276                    163.0%
                                                                  ----------------------------------------        ------------------
TOTAL REVENUES                                                       (7,133,291)                94,377,411                    199.7%
                                                                  ----------------------------------------        ------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                            (3,395,210)                24,973,763                    243.5%
Real Estate Taxes                                                      (651,117)                 9,339,661                    220.3%
Minority Interest in properties                                          (6,654)                   212,730                      2.7%
                                                                  ----------------------------------------        ------------------
TOTAL EXPENSES                                                       (4,052,981)                34,526,154                    232.2%
                                                                  ----------------------------------------        ------------------

                                                                  ----------------------------------------        ------------------
NET OPERATING INCOME                                                 (3,080,310)                59,851,257                    183.7%
                                                                  ----------------------------------------        ------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                                                       1,736,239                    -52.5%
Interest Income                                                                                    432,403                    123.9%
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                                                              (6,204,872)                     57.2%
Other G&A Expenses                                                                             (5,572,969)                     56.1%
                                                                  ----------------------------------------        ------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                        (3,080,310)                50,242,058                    188.3%
                                                                  ----------------------------------------        ------------------
Interest Expense (1)                                                     880,033              (17,757,149)                     95.2%
Depreciation & Amortization                                                    -              (23,667,734)                    238.4%
                                                                  ----------------------------------------        ------------------
TOTAL OTHER INCOME (EXPENSES)                                            880,033              (41,424,883)                    157.4%
                                                                  ----------------------------------------        ------------------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS                                                         1,648,530
                                                                  ----------------------------------------        ------------------
Gains (losses) on sales of interests in Real Estate                            -                         -                       N/A
                                                                  ----------------------------------------        ------------------
Income before Minority Interest                                      (2,200,277)                10,465,705                     36.2%
                                                                  ----------------------------------------        ------------------
Minority Interest of O.P. Unitholders                                          -               (1,052,624)                     27.8%
                                                                  ----------------------------------------        ------------------
Income from Operations                                               (2,200,277)                 9,413,081                     37.2%
                                                                  ----------------------------------------        ------------------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations                                    2,206,931                 2,206,931                    -31.6%

Equity in Income of partnerships and JVs                                                                 -

Minority interest in properties                                          (6,654)                   (6,654)

Minority Interest of O.P. Unitholders                                                            (221,615)                       N/A

Gain (losses) on Disposition of Discontinued Operations                                                  -                       N/A
                                                                  ----------------------------------------        ------------------
TOTAL DISCONTINUED OPERATIONS                                          2,200,277                 1,978,662                       N/A
                                                                  ----------------------------------------        ------------------
Extraordinary item(Loss on early extinguishment of debt)                       -                         -                       N/A
                                                                  ----------------------------------------        ------------------
NET INCOME                                                             $       -            $   11,391,743                    -92.1%
                                                                  ----------------------------------------        ------------------



                                                                                                    Q2 03
                                                                                           (3 MONTHS ENDED 6/30/03)
                                                                  ------------------------------------------------------------------
                                                                      COMBINED              ADJUSTMENTS TO                SUBTOTAL
                                                                       TOTAL(2)              EQUITY METHOD
                                                                  ------------------------------------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                                      $  37,715,580            $  (7,228,316)            $   30,487,264
Straight-Lining of Base Rents                                            612,136                  (54,198)                   557,938
Percentage Rents                                                         288,141                  (82,791)                   205,350
Expense Reimbursables                                                 11,402,102               (2,468,872)                 8,933,230
Lease Termination                                                         68,453                   (6,239)                    62,214
Other Real Estate Revenues                                             1,474,716                 (330,638)                 1,144,078
                                                                  ------------------------------------------------------------------
TOTAL REVENUES                                                        51,561,128              (10,171,054)                41,390,074
                                                                  ------------------------------------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                             14,115,866               (2,839,652)                11,276,214
Real Estate Taxes                                                      4,685,319                 (846,218)                 3,839,101
Minority Interest in properties                                          207,167                         -                   207,167
                                                                  ------------------------------------------------------------------
TOTAL EXPENSES                                                        19,008,352               (3,685,870)                15,322,482
                                                                  ------------------------------------------------------------------

                                                                  ------------------------------------------------------------------
NET OPERATING INCOME                                                  32,552,776               (6,485,184)                26,067,592
                                                                  ------------------------------------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                             3,654,460                         -                 3,654,460
Interest Income                                                          193,127                         -                   193,127
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                                    (3,948,117)                         -               (3,948,117)
Other G&A Expenses                                                   (3,569,291)                         -               (3,569,291)
                                                                  ------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                         28,882,955               (6,485,184)                22,397,771
                                                                  ------------------------------------------------------------------
Interest Expense (1)                                                (13,975,115)                 3,137,090              (10,838,025)
Depreciation & Amortization                                          (8,319,118)                 1,324,953               (6,994,165)
                                                                  ------------------------------------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                       (22,294,233)                 4,462,043              (17,832,190)
                                                                  ------------------------------------------------------------------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS                                                         2,023,141                 2,023,141
                                                                  ------------------------------------------------------------------
Gains (losses) on sales of interests in Real Estate                    4,321,803                         -                 4,321,803
                                                                  ------------------------------------------------------------------
Income before Minority Interest                                       10,910,525                         -                10,910,525
                                                                  ------------------------------------------------------------------
Minority Interest of O.P. Unitholders                                  (823,758)                         -                 (823,758)
                                                                  ------------------------------------------------------------------
Income from Operations                                                10,086,767                         -                10,086,767
                                                                  ------------------------------------------------------------------
DISCONTINUED OPERATIONS:
Income from Discontinued Operations                                            -                         -                         -
Equity in Income of partnerships and JVs
Minority interest in properties
Minority Interest of O.P. Unitholders                               (15,649,831)                         -              (15,649,831)
Gain (losses) on Disposition of Discontinued Operations              150,200,805                         -               150,200,805
                                                                  ------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                        134,550,974                         -               134,550,974
                                                                  ------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                       -                         -                         -
                                                                  ------------------------------------------------------------------
NET INCOME                                                           144,637,741                 $       -            $  144,637,741
                                                                  ------------------------------------------------------------------


                                                                                                                Q2 03
                                                                                                     (3 MONTHS ENDED 6/30/03)
                                                                                            ----------------------------------------
                                                                                              ASSETS HELD
                                                                                                FOR SALE                  TOTAL
                                                                                            ----------------------------------------
REAL ESTATE OPERATING REVENUES
Base Rents (Net of Vacancies)                                                               $  (9,476,955)           $    21,010,309
Straight-Lining of Base Rents                                                                            -                   557,938
Percentage Rents                                                                                                             205,350
Expense Reimbursables                                                                                    -                 8,933,230
Lease Termination                                                                                 (62,214)                         -
Other Real Estate Revenues                                                                       (357,256)                   786,822
                                                                                            ----------------------------------------
TOTAL REVENUES                                                                                 (9,896,425)                31,493,649
                                                                                            ----------------------------------------
REAL ESTATE OPERATING EXPENSES
Operating and Maintenance                                                                      (4,005,337)                 7,270,877
Real Estate Taxes                                                                                (923,139)                 2,915,962
Minority Interest in properties                                                                          -                   207,167
                                                                                            ----------------------------------------
TOTAL EXPENSES                                                                                 (4,928,476)                10,394,006
                                                                                            ----------------------------------------
                                                                                            ----------------------------------------
NET OPERATING INCOME                                                                           (4,967,949)               21,099,643
                                                                                            ----------------------------------------
OTHER INCOME (EXPENSES)
Management Company Revenue                                                                               -                 3,654,460
Interest Income                                                                                          -                   193,127
GENERAL & ADMINISTRATIVE:
Corporate Payroll                                                                                        -               (3,948,117)
Other G&A Expenses                                                                                       -               (3,569,291)
                                                                                            ----------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                                                  (4,967,949)                17,429,822
                                                                                            ----------------------------------------
Interest Expense (1)                                                                             1,740,728               (9,097,297)
Depreciation & Amortization                                                                              -               (6,994,165)
                                                                                            ----------------------------------------
TOTAL OTHER INCOME (EXPENSES)                                                                    1,740,728              (16,091,462)
                                                                                            ----------------------------------------
EQUITY IN INCOME OF PARTNERSHIPS AND JVS                                                                                   2,023,141
                                                                                            ----------------------------------------
Gains (losses) on sales of interests in Real Estate                                                      -                 4,321,803
                                                                                            ----------------------------------------
Income before Minority Interest                                                                (3,227,221)                 7,683,304
                                                                                            ----------------------------------------
Minority Interest of O.P. Unitholders                                                                    -                 (823,758)
                                                                                            ----------------------------------------
Income from Operations                                                                         (3,227,221)                 6,859,546
                                                                                            ----------------------------------------
DISCONTINUED OPERATIONS:

Income from Discontinued Operations                                                              3,227,221                 3,227,221
Equity in Income of partnerships and JVs                                                                                           -
Minority interest in properties
Minority Interest of O.P. Unitholders                                                                    -              (15,649,831)
Gain (losses) on Disposition of Discontinued Operations                                                  -               150,200,805
                                                                                            ----------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                                    3,227,221               137,778,195
                                                                                            ----------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                                                 -                         -
                                                                                            ----------------------------------------
NET INCOME                                                                                  $            -           $   144,637,741
                                                                                            ----------------------------------------


(1) Capitalized interest expense for the line of credit and construction loans of $424,554 is not included in the quarter ended 6/30/04 and $367,111 is not included in the quarter ended 6/30/03.
(2) Includes PREIT's percent of JVs that is "grossed up" to reflect the Trust's share of the Total Revenues and Expenses of the underlying properties. The Company calculates the "gross up" by applying its percentage ownership interest to the historical financial statements of its equity method investments.

PENNSYLVANIA REIT
FLASH REPORT-RECONCILIATION TO GAAP (JUNE 30, 2004)
QUARTERLY COMPARISON

                                       [GRAPHIC OMITTED]       [GRAPHIC OMITTED]

FINANCIAL STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Q2 04
                                                                                             (3 MONTHS ENDED 6/30/04)
------------------------------------------------------------------------------------------------------------------------------------
                                                             COMBINED TOTAL       ADJUSTMENTS TO EQUITY METHOD          SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:

Same Store                                                      $21,105,296                  (7,175,351)                $13,929,945

New                                                              84,104,791                            -                 84,104,791

Redevelopment                                                     3,475,966                            -                  3,475,966

Discontinued                                                              -                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                      108,686,053                  (7,175,351)                101,510,702
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Same Store                                                        5,686,340                  (2,213,439)                  3,472,901

New                                                              34,108,456                            -                 34,108,456

Redevelopment                                                       997,778                            -                    997,778

Discontinued                                                              -                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                         40,792,574                  (2,213,439)                 38,579,135
------------------------------------------------------------------------------------------------------------------------------------
NOI:

Same Store                                                       15,418,956                  (4,961,912)                 10,457,044

New                                                              49,996,335                            -                 49,996,335

Redevelopment                                                     2,478,188                            -                  2,478,188

Discontinued                                                              -                            -                          -
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                              67,893,479                  (4,961,912)                 62,931,567
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):

Management Company Revenue                                        1,736,239                            -                  1,736,239

Interest Income                                                     432,403                            -                    432,403

General & Administrative:

Corporate Payroll                                               (6,204,872)                            -                (6,204,872)

Other G&A Expenses                                              (5,572,969)                            -                (5,572,969)
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                   58,284,280                  (4,961,912)                 53,322,368
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                               (20,809,174)                    2,171,992               (18,637,182)

Depreciation and Amortization                                  (24,809,124)                    1,141,390               (23,667,734)

EQUITY IN INCOME OF PARTNERSHIP AND JVS                                   -                    1,648,530                  1,648,530

Gain(loss) on Sale of Interests in RE                                     -                            -                          -

DISCONTINUED OPERATIONS:                                                  -                            -                          -

Income from Disposed Real Estate                                          -                            -                          -

Equity in income of partnership and JVs                                   -                            -                          -

Minority Interest in properties                                           -                            -                          -

Minority Interest of O.P. Unitholders                             (221,615)                            -                  (221,615)

Gain (losses) on Disposition of Discontinued
Operations                                                                -                            -                          -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                     (221,615)                            -                  (221,615)
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                  -                            -                          -

Minority Interest of OP Unit Holders                            (1,052,624)                            -                (1,052,624)
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                       11,391,743                            -                 11,391,743
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                               -                            -                          -

Depreciation and Amor. of Real Estate                            24,744,124                            -                 24,744,124

Dividends on preferred shares                                   (3,403,125)                            -                (3,403,125)

FFO Adjustments                                                   1,274,239                            -                  1,274,239
------------------------------------------------------------------------------------------------------------------------------------
FFO                                                              34,006,981                            -                 34,006,981
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                              (1,218,075)                            -                (1,218,075)

Recurring Capital Expenditures                                  (1,449,365)                            -                (1,449,365)

Tenant allowances                                                 (950,906)                            -                  (950,906)

Amortization of Debt Premium                                    (4,848,163)                            -                (4,848,163)

Amortization of Debt Premium                                        202,727                            -                    202,727
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                             $25,743,199                   $        -                $25,743,199
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends

Share Price (at close)

Weighted Average Number of Shares

WA number of Shares and OP Units
---------------------------------------------------
NET INCOME PER SHARE (BASIC)

FFO/SHARE AND OP UNITS

FAD/SHARE AND OP UNITS

DIVIDEND/SHARE AND OP UNITS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                Q2 04
                                                                                                       (3 MONTHS ENDED 6/30/04)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ASSETS HELD FOR SALE               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:

Same Store                                                                                             -                $13,929,945

New                                                                                                    -                 84,104,791

Redevelopment                                                                                          -                  3,475,966

Discontinued                                                                                 (7,133,291)                (7,133,291)
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                                                   (7,133,291)                 94,377,411
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Same Store                                                                                             -                  3,472,901

New                                                                                                    -                 34,108,456

Redevelopment                                                                                          -                    997,778

Discontinued                                                                                 (4,052,981)                (4,052,981)
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                     (4,052,981)                 34,526,154
------------------------------------------------------------------------------------------------------------------------------------
NOI:

Same Store                                                                                             -                 10,457,044

New                                                                                                    -                 49,996,335

Redevelopment                                                                                          -                  2,478,188

Discontinued                                                                                 (3,080,310)                (3,080,310)
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                                                          (3,080,310)                 59,851,257
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):

Management Company Revenue                                                                             -                  1,736,239

Interest Income                                                                                        -                    432,403

General & Administrative:

Corporate Payroll                                                                                      -                (6,204,872)

Other G&A Expenses                                                                                     -                (5,572,969)
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES, DEPRECIATION AND AMORTIZATION                      (3,080,310)                 50,242,058
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                                $880,033               (17,757,149)

Depreciation and Amortization                                                                          -               (23,667,734)

EQUITY IN INCOME OF PARTNERSHIP AND JVS                                                                -                  1,648,530

Gain(loss) on Sale of Interests in RE                                                                  -                          -
DISCONTINUED OPERATIONS:

Income from Disposed Real Estate                                                               2,206,931                  2,206,931

Equity in income of partnership and JVs                                                                -                          -

Minority Interest in properties                                                                  (6,654)                    (6,654)

Minority Interest of O.P. Unitholders                                                                  -                  (221,615)

Gain (losses) on Disposition of Discontinued Operations                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                                  2,200,277                  1,978,662
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                                               -                          -

Minority Interest of OP Unit Holders                                                                   -                (1,052,624)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                             -                 11,391,743
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                                                            -                          -

Depreciation and Amor. of Real Estate                                                                  -                 24,744,124

Dividends on preferred shares                                                                          -                (3,403,125)

FFO Adjustments                                                                                        -                  1,274,239
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
FFO                                                                                                    -                 34,006,981
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                                                     -                (1,218,075)

Recurring Capital Expenditures                                                                         -                (1,449,365)

Tenant allowances                                                                                      -                  (950,906)

Amortization of Debt Premium                                                                           -                (4,848,163)

Amortization of Debt Premium                                                                           -                    202,727
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                                                            $       -                $25,743,199
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                        $ 21,612,938

Share Price (at close)                                                                                                       $34.25

Weighted Average Number of Shares                                                                                        35,516,772

WA number of Shares and OP Units                                                                                         39,545,664
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME PER SHARE (BASIC)                                                                                                  $0.22

FFO/SHARE AND OP UNITS                                                                                                        $0.86

FAD/SHARE AND OP UNITS                                                                                                        $0.65

DIVIDEND/SHARE AND OP UNITS                                                                                                   $0.54
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Q2 03
                                                                                              (3 MONTHS ENDED 6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
                                                   COMBINED TOTAL        ADJUSTMENTS TO EQUITY METHOD           SUBTOTAL
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:

Same Store                                                   $20,298,540                   (7,652,060)                  $12,646,480

New                                                           17,591,232                   (1,774,585)                   15,816,647

Redevelopment                                                  3,030,522                             -                    3,030,522

Discontinued                                                  10,640,834                     (744,409)                    9,896,425
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                    51,561,128                  (10,171,054)                   41,390,074
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Same Store                                                     5,516,903                   (2,275,486)                    3,241,417

New                                                            7,232,724                   (1,075,498)                    6,157,226

Redevelopment                                                    995,363                             -                      995,363

Discontinued                                                   5,263,362                     (334,886)                    4,928,476
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                      19,008,352                   (3,685,870)                   15,322,482
------------------------------------------------------------------------------------------------------------------------------------
NOI:

Same Store                                                    14,781,637                   (5,376,574)                    9,405,063

New                                                           10,358,508                     (699,087)                    9,659,421

Redevelopment                                                  2,035,159                             -                    2,035,159

Discontinued                                                   5,377,472                     (409,523)                    4,967,949
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                           32,552,776                   (6,485,184)                   26,067,592
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):

Management Company Revenue                                     3,654,460                             -                    3,654,460

Interest Income                                                  193,127                             -                      193,127

General & Administrative:

Corporate Payroll                                            (3,948,117)                             -                  (3,948,117)

Other G&A Expenses                                           (3,569,291)                             -                  (3,569,291)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                 28,882,955                   (6,485,184)                   22,397,771
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                            (13,975,115)                     3,137,090                 (10,838,025)

Depreciation and Amortization                                (8,319,118)                     1,324,953                  (6,994,165)

EQUITY IN INCOME OF PARTNERSHIP AND JVS                                                      2,023,141                    2,023,141

Gain(loss) on Sale of Interests in RE                          4,321,803                             -                    4,321,803

DISCONTINUED OPERATIONS:                                                                             -                            -

Income from Disposed Real Estate                                       -                             -                            -

Equity in income of partnership and JVs                                                              -

Minority Interest in properties

Minority Interest of O.P. Unitholders                       (15,649,831)                             -                 (15,649,831)

Gain (losses) on Disposition of Discontinued Operations      150,200,805                                                150,200,805
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                134,550,974                             -                  134,550,974
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)               -                             -                            -

Minority Interest of OP Unit Holders                           (823,758)                             -                    (823,758)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   144,637,741                             -                  144,637,741
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                (154,522,608)                             -                (154,522,608)

Depreciation and Amor. of Real Estate                          8,319,118                             -                    8,319,118

Dividends on preferred shares                                          -                             -                            -

FFO Adjustments                                               16,408,589                             -                   16,408,589
------------------------------------------------------------------------------------------------------------------------------------
FFO                                                           14,842,840                             -                   14,842,840
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                             (612,136)                             -                    (612,136)

Recurring Capital Expenditures                                 (761,533)                             -                    (761,533)

Tenant allowances                                               (44,568)                             -                     (44,568)

Amortization of Debt Premium                                 (1,117,767)                             -                  (1,117,767)

Amortization of Debt Premium                                     130,174                             -                            -
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                          $12,437,010                    $        -                $  12,306,836
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends

Share Price (at close)

Weighted Average Number of Shares

WA number of Shares and OP Units

NET INCOME PER SHARE (BASIC)

FFO/SHARE AND OP UNITS

FAD/SHARE AND OP UNITS

DIVIDEND/SHARE AND OP UNITS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Q2 03
                                                                                            (3 MONTHS ENDED 6/30/03)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       ASSETS HELD FOR SALE               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Revenues:

Same Store                                                                                             -                $12,646,480

New                                                                                                    -                 15,816,647

Redevelopment                                                                                          -                  3,030,522

Discontinued                                                                                 (9,896,425)                          -
------------------------------------------------------------------------------------------------------------------------------------
Total Real Estate Revenues                                                                   (9,896,425)                 31,493,649
------------------------------------------------------------------------------------------------------------------------------------
Operating Expenses:

Same Store                                                                                             -                  3,241,417

New                                                                                                    -                  6,157,226

Redevelopment                                                                                          -                    995,363

Discontinued                                                                                 (4,928,476)                          -
------------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                     (4,928,476)                 10,394,006
------------------------------------------------------------------------------------------------------------------------------------
NOI:

Same Store                                                                                             -                  9,405,063

New                                                                                                    -                  9,659,421

Redevelopment                                                                                          -                  2,035,159

Discontinued                                                                                 (4,967,949)                          -
------------------------------------------------------------------------------------------------------------------------------------
NOI                                                                                          (4,967,949)                 21,099,643
------------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSES):

Management Company Revenue                                                                             -                  3,654,460

Interest Income                                                                                        -                    193,127

General & Administrative:                                                                                                         -

Corporate Payroll                                                                                      -                (3,948,117)

Other G&A Expenses                                                                                     -                (3,569,291)
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS BEFORE INTEREST EXPENSES, TAXES,
DEPRECIATION AND AMORTIZATION                                                                (4,967,949)                 17,429,822
------------------------------------------------------------------------------------------------------------------------------------
Interest Expense                                                                              $1,740,728                (9,097,297)

Depreciation and Amortization                                                                          -                (6,994,165)

EQUITY IN INCOME OF PARTNERSHIP AND JVS                                                                -                  2,023,141

Gain(loss) on Sale of Interests in RE                                                                  -                  4,321,803

DISCONTINUED OPERATIONS:                                                                               -                          -

Income from Disposed Real Estate                                                               3,227,221                  3,227,221

Equity in income of partnership and JVs                                                                -                          -

Minority Interest in properties

Minority Interest of O.P. Unitholders                                                                  -               (15,649,831)

Gain (losses) on Disposition of Discontinued Operations                                                -                150,200,805
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISCONTINUED OPERATIONS                                                                  3,227,221                137,778,195
------------------------------------------------------------------------------------------------------------------------------------
Extraordinary item(Loss on early extinguishment of debt)                                               -                          -

Minority Interest of OP Unit Holders                                                                   -                  (823,758)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                             -                144,637,741
------------------------------------------------------------------------------------------------------------------------------------
Gain on Sale of Real Estate                                                                            -              (154,522,608)

Depreciation and Amor. of Real Estate                                                                  -                  8,319,118

Dividends on preferred shares                                                                          -                          -

FFO Adjustments                                                                                        -                 16,408,589
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FFO                                                                                                    -                 14,842,840
------------------------------------------------------------------------------------------------------------------------------------
Adj. Straight Lining of Base Rents                                                                     -                  (612,136)

Recurring Capital Expenditures                                                                         -                  (761,533)

Tenant allowances                                                                                                          (44,568)

Amortization of Debt Premium                                                                                            (1,117,767)

Amortization of Debt Premium                                                                           -                    130,174
------------------------------------------------------------------------------------------------------------------------------------
FAD                                                                                            $       -               $ 12,437,010
------------------------------------------------------------------------------------------------------------------------------------
Total Dividends                                                                                                        $  9,352,573
Share Price (at close)                                                                                                       $29.95
Weighted Average Number of Shares                                                                                        16,615,576
WA number of Shares and OP Units                                                                                         18,614,284
                                                                                                        ----------------------------
NET INCOME PER SHARE (BASIC)                                                                                                  $8.70
FFO/SHARE AND OP UNITS                                                                                                        $0.80
FAD/SHARE AND OP UNITS                                                                                                        $0.67
DIVIDEND/SHARE AND OP UNITS                                                                                                   $0.51
------------------------------------------------------------------------------------------------------------------------------------

BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    ADJUSTMENTS TO                   SUBTOTAL
                                                       COMBINED TOTAL                EQUITY METHOD
                                                 -----------------------------------------------------------------------------------
Investment in Real Estate, at cost                       $2,624,917,719                $ (137,845,332)               $2,487,072,387

Accumulated Depreciation                                  (149,510,279)                     32,847,127                (116,663,152)

Investment in and advances to Partnership and JVs                     -                     31,622,774                   31,622,774

Other Assets                                                336,003,965                   (24,501,976)                 $311,501,989
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                             $2,811,411,405                $  (97,877,407)               $2,713,533,998
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                           $1,376,148,003                $ (108,594,598)               $1,267,553,405

Line of Credit                                              219,000,000                              -                  219,000,000

Acquisition Term Loan & Unsecured Line of Credit                      -                              -                            -

Other Liabilities                                            79,072,590                     10,717,191                   89,789,781
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                        $1,674,220,593                $  (97,877,407)               $1,576,343,186
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                          $134,089,024                     $        -                 $134,089,024

Total Shareholders Equity                                 1,003,101,788                              -                1,003,101,788
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                 $2,811,411,405                $  (97,877,407)               $2,713,533,998
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  ASSETS HELD                     TOTAL
                                                                                    FOR SALE
------------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                                                      $ (96,332,783)               $2,390,739,604

Accumulated Depreciation                                                                             -                (116,663,152)

Investment in and advances to Partnership and JVs                                                    -                   31,622,774

Other Assets                                                                                96,332,783                  407,834,772
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                 $       -               $2,713,533,998
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                                          $ (63,662,623)               $1,203,890,782

Line of Credit                                                                                       -                  219,000,000

Acquisition Term Loan & Unsecured Line of Credit                                                     -                            -

Other Liabilities                                                                           63,662,623                  153,452,404
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                            $       -               $1,576,343,186
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                                            $       -                 $134,089,024

Total Shareholders Equity                                                                            -                1,003,101,788
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                                                     $       -               $2,713,533,998
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                  ADJUSTMENTS TO                    SUBTOTAL
                                                    COMBINED TOTAL                 EQUITY METHOD
------------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                    $1,239,399,847                 $ (205,006,909)                 $1,034,392,938

Accumulated Depreciation                               (110,045,761)                      43,479,796                   (66,565,965)

Investment in and advances to Partnership and JVs          1,200,000                      28,494,542                     29,694,542

Other Assets                                             136,570,210                    (28,078,659)                   $108,491,551
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          $1,267,124,296                 $ (161,111,230)                 $1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                          $698,964,718                 $ (155,488,042)                   $543,476,676

Line of Credit                                           117,900,000                               -                    117,900,000

Acquisition Term Loan & Unsecured Line of Credit          20,249,935                               -                     20,249,935

Other Liabilities                                         43,522,390                     (5,623,188)                     37,899,202
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                       $880,637,043                 $ (161,111,230)                   $719,525,813
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                        $61,828,093                      $        -                    $61,828,093

Total Shareholders Equity                                324,659,160                               -                    324,659,160
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY              $1,267,124,296                 $ (161,111,230)                 $1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 ASSETS HELD                      TOTAL
                                                                                   FOR SALE
------------------------------------------------------------------------------------------------------------------------------------
Investment in Real Estate, at cost                                                        (66,462,701)                 $967,930,237

Accumulated Depreciation                                                                    17,578,164                 (48,987,801)

Investment in and advances to Partnership and JVs                                                    -                   29,694,542

Other Assets                                                                                48,884,537                  157,376,088
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                         -               $1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Notes                                                                            (33,888,117)                 $509,588,559

Line of Credit                                                                                       -                  117,900,000

Acquisition Term Loan & Unsecured Line of Credit                                                     -                   20,249,935

Other Liabilities                                                                           33,888,117                   71,787,319
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                    -                 $719,525,813
------------------------------------------------------------------------------------------------------------------------------------
Minority Interest                                                                                    -                  $61,828,093

Total Shareholders Equity                                                                            -                  324,659,160
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND SHAREHOLDER EQUITY                                                             -               $1,106,013,066
------------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA REIT

QUARTERLY SUPPLEMENTAL DISCLOSURE (JUNE 30, 2004)

                                            [GRAPHIC OMITTED] [GRAPHIC OMMITTED]
DEFINITIONS

FUND FROM OPERATIONS (FFO)

The National Association of Real Estate Investment Trusts ("NAREIT") defines Funds From Operations ("FFO") which is a non-GAAP measure, as income before gains (losses) on sales of property and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnership and joint ventures to reflect funds from operations on the same basis. FFO is a commonly used measure of operating performance and profitability in the REIT industry, and we use FFO as a supplemental non-GAAP measure to compare our company's performance to that of our industry peers. In addition, we use FFO as a performance measure for determining bonus amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains (losses) on real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of real estate and depreciation and amortization of real estate.

NET OPERATING INCOME (NOI)

Net operating income ("NOI") which is a non-GAAP measure is derived from revenues (determined in accordance with GAAP) minus property operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company's financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company's liquidity; nor is it indicative of funds available for the Company's cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. Net operating income excludes general and administrative expenses, management company revenues, interest income, interest expense, depreciation and amortization, income from discontinued operations and gains on sales of interests in real estate.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD)

FAD also referred to as Cash Available for Distributions (CAD) and adjusted FFO
(AFFO). FAD refers to a computation made by analysts and investors to measure a real estate company's cash flows generated by operations. FAD is calculated by subtracting from FFO (1) normalized recurring capital expenditures that are capitalized but necessary to maintain a REIT's properties and (2) straight-line rents.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company feels to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (EBITDA)

Earnings before interest, taxes, depreciation and amortization. On a property level, EBITDA and NOI are equivalent; however, certain corporate revenues and expenses are added and deducted to/from NOI to derive EBITDA on a company wide basis. Specifically, management company revenues and interest income are added to NOI while corporate payroll and other General and Administrative expenses are deducted from NOI to calculate EBITDA.

The Company believes that net income is the most directly comparable GAAP measurement to EBITDA. The Company believes that EBITDA helps the Company and its investors evaluate the ongoing operating performance of its properties and facilitate comparisons with other REITs and real estate companies. These measures assist management by providing a baseline to assess property-level results, particularly as the Company acquires or sells assets. The EBITDA measures presented by the Company may not be comparable to other similarly titled measures of other companies.

                                                                         PAGE 35